                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                 Investment Company Act file number 811-21862

                          Banc of America Funds Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               One Financial Center, Boston, Massachusetts 02111
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                         James R. Bordewick, Jr., Esq.
                       Columbia Management Advisors, LLC
                             One Financial Center
                               Boston, MA 02111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-617-426-3750
                                                          --------------

                   Date of fiscal year end: October 31, 2006
                                            ----------------

                  Date of reporting period: October 31, 2006
                                            ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders

[LOGO] Banc of America Funds

                                                                  --------------

Banc of America Retirement 2005 Portfolio

Annual Report - October 31, 2006

                       NOT FDIC INSURED  May Lose Value
                       ----------------------------------
                       NOT BANK ISSUED  No Bank Guarantee

President's Message

                                                               October 31, 2006

  Table of contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Managers' Report     4

                       Portfolio Profile              6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                    8

                       Statement of Operations        9

                       Statement of Changes in Net
                       Assets                        10

                       Financial Highlights          11

                       Notes to Financial Statements 15

                       Report of Independent
                       Registered Public Accounting
                       Firm                          21

                       Unaudited Information         22

                       Fund Governance               23

                       Board Consideration and
                       Re-Approval of Investment
                       Advisory Agreement            26

                       Summary of Management Fee
                       Evaluation by Independent Fee
                       Consultant                    28

                       Banc of America Funds         34

                       Important Information
                       about This Report             35

  The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Banc of America Funds portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Banc of America Funds portfolio. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson
        President, Columbia Funds

                     Dear Shareholder,
                     Successful companies in the financial services industry listen to customers and develop investment products to meet their needs. At Banc of America Funds, we have clearly heard the need to build investment opportunities for those investors entering a new life phase -- retirement.

                     As 78 million baby boomers move closer to retirement, we are mindful that maintaining a comfortable lifestyle in retirement is likely to be your single most important financial goal, as it is for many Americans. To that end we have introduced Banc of America Funds portfolios, a range of target-date retirement portfolios designed for investors who want a one-step option for retirement savings. As one of the nation's leading financial companies, we are committed to being a partner in this process.

At Banc of America Funds, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us -- now and in the years to come.

As you read the following message from the manager of your portfolio, keep in mind that investing requires a long-term viewpoint. While it's important to review the performance and market environment of the most recent period, it's essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Banc of America Funds

Your investment in the portfolio is NOT a bank deposit or other obligation of, or issued or endorsed or guaranteed by, Bank of America, N.A. (Bank of America) or any of its affiliates. Your investment in the portfolio is NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. Affiliates of Bank of America are paid for the services they provide to the portfolio and the underlying funds and may be compensated in connection with the sale of the portfolio.

Economic Update - Banc of America Retirement 2005 Portfolio


  Summary

  For the five-month period ended October 31, 2006

 . The broad stock market, as measured by the S&P 500 Index, returned 9.26%.
   Large-cap value stocks led the market, as measured by the Russell 1000 Value Index.

                      S&P                                             Russell
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     9.26%                                            10.40%

 . Investment-grade bonds rebounded as yields declined, lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a solid return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     4.72%                                             5.16%

  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Russell 1000 Value Index tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values.
  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
The US economy grew at a solid but uneven pace during the five-month period that began June 1, 2006 and ended October 31, 2006. Gross domestic product
(GDP) growth slowed as a soft housing market and slower job growth weighed on the economy. However, consumer spending remained relatively steady and rising profits freed up cash for business spending. Personal income also rose.

Although the Federal Reserve Board (the Fed) raised a key short-term interest rate to 5.25% at its June meeting--the seventeenth such increase over the past two years, the slower pace of economic growth that followed motivated the Fed to hold off on any further rate increases. Inflation also retreated, which lent further support to the Fed's decision. The prospect of stable or possibly lower interest rates jump started a rally in both the stock and bond markets that continued through the end of the period.

Stocks moved solidly higher
Stock prices moved solidly higher over the five-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 9.26%. Large cap value stocks led the market, as measured by the Russell 1000 Value Index, which returned 10.40%. In general, large cap stocks outperformed mid- and small-cap stocks and value stocks did better than growth stocks, as measured by their respective Russell indices. Foreign stock markets generally trailed the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 7.96%./1/

Bonds bounced back
Although bond yields moved higher early in the period, the US bond market delivered solid returns, as prices rose and yields declined during the period. The yield on the 10-year US Treasury Note, a bellwether for the bond market, ended the period at 4.61%--approximately one-half a percentage point lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 4.72%. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 5.16%.

/1/The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information - Banc of America Retirement 2005 Portfolio


                            Net asset value per share

                            as of 10/31/06 ($)
                            Class A             11.43
                            Class C             11.39
                            Class R             11.42
                            Class Z             11.44

                  Total return as of 10/31/06 (%)

                  Share class A        C        R        Z
                  -----------------------------------------------
                  Inception   06/01/06 06/01/06 06/01/06 06/01/06
                  -----------------------------------------------
                  Life        14.30    13.90    14.20    14.40

                     Total return as of 09/30/06 (%)

                     Share class A      C      R      Z
                     -------------------------------------
                     Life        8.00   7.70   7.90   8.10

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.
Banc of America Retirement 2005 Portfolio shares are sold at net asset value
(NAV). Class Z shares are sold without any Rule 12b-1 fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio's prospectus for details. Performance reflects waivers or reimbursements of portfolio expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions, if any.
The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Understanding Your Expenses - Banc of America Retirement 2005 Portfolio


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. It is important to note that the portfolio's expense ratios do not include fees and expenses incurred by the underlying funds and that this shareholder report contains information for the portfolio for a 5-month period.

06/01/06 - 10/31/06

        Account value at the        Account value at the     Expenses paid      Portfolio's annualized
        beginning of the period ($) end of the period ($) during the period ($)   expense ratio (%)*
------------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical           Actual
Class A 1,000.00    1,000.00        1,133.89 1,023.44     1.57    1.79                   0.35
Class C 1,000.00    1,000.00        1,129.99 1,019.66     4.91    5.60                   1.10
Class R 1,000.00    1,000.00        1,132.88 1,022.18     2.68    3.06                   0.60
Class Z 1,000.00    1,000.00        1,134.89 1,024.70     0.45    0.51                   0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.
Had the investment advisor not waived or reimbursed a substantial portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.
Actual expenses paid for the period 06/01/06-10/31/06. Hypothetical expenses paid for the period 05/01/06-10/31/06.
* Banc of America Retirement 2005 Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Managers' Report - Banc of America Retirement 2005 Portfolio


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

                         Portfolio Allocation

                         as of 10/31/06 (%)
                         Columbia Total Return
                           Bond Fund              35.0
                         Columbia Large Cap
                           Enhanced Core Fund     25.8
                         Columbia Multi-Advisor
                           International Equity
                           Fund                   11.8
                         Columbia Marsico Focused
                           Equities Fund           5.5
                         Columbia Large Cap Value
                           Fund                    4.6
                         Columbia Mid Cap Growth
                           Fund                    4.4
                         Columbia Mid Cap Value
                           Fund                    3.5
                         Columbia High Income
                           Fund                    2.2
                         Columbia Short Term Bond
                           Fund                    2.0
                         Columbia Cash Reserves    2.0
                         Columbia Small Cap Value
                           Fund II                 1.5
                         Columbia Small Cap
                           Growth Fund II          1.4
                         Columbia Acorn
                           International           0.3

  Portfolio allocation is calculated as a percentage of total investments.


For the five-month period ended October 31, 2006, Banc of America Retirement 2005 Portfolio's Class A shares returned 14.30%./1/ Class Z shares returned 14.40%./1/ The portfolio's return was higher than its overall benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, which returned 9.26% and 4.72%, respectively./2/

The portfolio's domestic and international equity fund allocations made the most significant contribution to performance. The portfolio's equity fund allocation rose slightly during a period in which equities generally outperformed fixed income. The portfolio's fixed income allocations also contributed to the portfolio's positive return. At the end of the period, approximately 59% of the portfolio's assets were allocated to equity funds. Approximately 41% was allocated to fixed income funds and cash.

Profit growth and Fed policy help boost equity market
As corporate profits continued to expand and the Fed called a halt to its two-year program of short-term rate hikes, the US stock market gained ground going into the second half of the year. Investors were hardly phased by a preliminary report of sluggish growth in the third quarter and continued to bid stocks higher through the end of the period. Although many of the portfolio's underlying equity positions underperformed their benchmarks, they all delivered positive returns for the period. Columbia Large Cap Enhanced Core Fund, which accounted for more than 25% of the portfolio's assets, was a particular standout. It returned 10.79% compared to its benchmark, the S&P 500 Index, which returned 9.26%. By contrast, performances from Columbia Small Cap Growth Fund II, Columbia Small Cap Value Fund II and Columbia Marsico Focused Equities Fund were disappointing, as they lagged their benchmarks by a significant margin.

Fixed income gained ground as yields declined
The Fed's shift in monetary policy also had a favorable impact on the fixed income markets. Most fixed income sectors gained ground during the period, as prices rose while yields declined . The portfolio's largest fixed income position was committed to Columbia Total Return Bond Fund, which generated a return that was generally in line with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index. Columbia Short Term Bond Fund outperformed its benchmark while Columbia High Income Fund lagged slightly behind its benchmark.

/1/The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
/2/The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Portfolio Managers' Report (continued) - Banc of America Retirement 2005
Portfolio




Looking ahead
We expect the US economy to continue to expand at a relatively modest pace through the end of the year and into 2007. With energy costs and long-term interest rates edging lower, inflation is likely to remain benign, which should keep the Fed on the sidelines, holding short-term interest rates steady. The housing market is soft and personal consumption growth is likely to slow. However, these factors could be offset somewhat by gains in capital spending. We believe the portfolio is appropriately positioned for a period of slower economic growth and potentially steady to declining interest rates and we do not currently anticipate that we will alter allocations significantly unless there is a significant change in the environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Banc of America Funds portfolios. Performance for different classes will vary based on differences in fees associated with each class. For standardized performance, please refer to the Performance Information page.
The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Portfolio Profile - Banc of America Retirement 2005 Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

  Summary

  Total return as of 10/31/06


                                           [GRAPHIC] +14.30%
                                                     Class A shares


                                           [GRAPHIC] +14.40%
                                                     Class Z shares


                                           [GRAPHIC] +9.26%
                                                     S&P 500 Index


                                           [GRAPHIC] +4.72%
                                                     Lehman Brothers U.S.
                                                     Aggregate Bond Index

Summary
.. For the five-month period since the portfolio's inception through October 31, 2006, the portfolio's Class Z shares returned 14.40%.

.. The portfolio's allocation to domestic and international equity funds aided performance during a period that generally favored equities. The portfolio's fixed income allocation also generated a positive return.

.. At the end of the period, the portfolio's allocation to equities was just short of 59%-- slightly higher than at the beginning of the period. Approximately 41% was allocated to fixed income funds and cash.

Portfolio Management
Vikram Kuriyan, Ph.D., managed the portfolio from its inception in June, 2006 until August, 2006 and has co-managed the portfolio since August, 2006.
Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Anwiti Bahuguna, Ph.D., has co-managed the portfolio since August, 2006.
Ms. Bahuguna is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Investment Portfolio - Banc of America Retirement 2005 Portfolio, October 31,
2006


Investment Companies (a) - 248.8%                             Shares Value ($)
    Columbia Acorn International, Class Z                          8       306
    Columbia Cash Reserves, Capital Class Shares               2,279     2,279
    Columbia High Income Fund, Class Z                           282     2,521
    Columbia Large Cap Enhanced Core Fund, Class Z             2,005    29,293
    Columbia Large Cap Value Fund, Class Z                       348     5,188
    Columbia Marsico Focused Equities Fund, Class Z              299     6,297
    Columbia Mid Cap Growth Fund, Class Z                        195     5,034
    Columbia Mid Cap Value Fund, Class Z                         267     3,925
    Columbia Multi-Advisor International Equity Fund, Class Z    797    13,408
    Columbia Short Term Bond Fund, Class Z                       233     2,286
    Columbia Small Cap Growth Fund II, Class Z                   107     1,579
    Columbia Small Cap Value Fund II , Class Z                   123     1,678
    Columbia Total Return Bond Fund, Class Z                   4,105    39,857
    --------------------------------------------------------- ------ ---------
    Total Investment Companies
     (Cost of $109,105)                                                113,651

    --------------------------------------------------------- ------ ---------
    Total Investments - 248.8%
     (Cost of $109,105)(b)                                             113,651

    --------------------------------------------------------- ------ ---------
    Other Assets & Liabilities, Net - (148.8)%                         (67,972)

    --------------------------------------------------------- ------ ---------
    Net Assets - 100.0%                                                 45,679

                              Notes to Investment Portfolio:
                           (a)Mutual funds registered under the Investment
                              Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC, or one of its affiliates.
                           (b)Cost for federal income tax purposes is $109,606.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Banc of America Retirement 2005 Portfolio

October 31, 2006

                                                                           ($)
 Assets                Affiliated investments, at cost                 109,105

                       Affiliated investments, at value                113,651
                       Receivable for:
                        Dividends                                          167
                       ----------------------------------------------- -------
                       Total Assets                                    113,818

 Liabilities           Expense reimbursement due to Investment Advisor  15,833
                       Payable for:
                        Investment advisory fee                              4
                        Transfer agent fee                                 197
                        Pricing and bookkeeping fees                     3,996
                        Trustees' fees                                   3,958
                        Audit fee                                       19,700
                        Legal fee                                       14,999
                        Reports to shareholders                          8,914
                        Distribution and service fees                       17
                        Chief compliance officer expenses                  279
                       Other liabilities                                   242
                       ----------------------------------------------- -------
                       Total Liabilities                                68,139

                       ----------------------------------------------- -------
                       Net Assets                                       45,679

 Net Assets consist of Paid-in capital                                  40,000
                       Undistributed net investment income               1,122
                       Accumulated net realized gain                        11
                       Net unrealized appreciation on investments        4,546
                       ----------------------------------------------- -------
                       Net Assets                                       45,679

 Class A
                       Net assets                                       11,429
                       Shares outstanding                                1,000
                       Net asset value per share                         11.43

 Class C
                       Net assets                                       11,393
                       Shares outstanding                                1,000
                       Net asset value per share                         11.39

 Class R
                       Net assets                                       11,417
                       Shares outstanding                                1,000
                       Net asset value per share                         11.42

 Class Z
                       Net assets                                       11,440
                       Shares outstanding                                1,000
                       Net asset value per share                         11.44

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Banc of America Retirement 2005 Portfolio

For the Period Ended October 31, 2006

                                                                                                    ($)(a)
Investment Income                   Dividends from affiliates                                         1,215

Expenses                            Investment advisory fee                                              17
                                    Distribution fee:
                                     Class C                                                             32
                                     Class R                                                             22
                                    Service fee:
                                     Class A                                                             11
                                     Class C                                                             11
                                    Transfer agent fee                                                  220
                                    Pricing and bookkeeping fees                                     20,007
                                    Trustees' fees                                                    6,454
                                    Audit fee                                                        20,950
                                    Legal fee                                                        14,999
                                    Registration fee                                                  8,702
                                    Reports to shareholders                                          11,120
                                    Chief compliance officer expenses                                 1,685
                                    Other expenses                                                    3,653
                                    --------------------------------------------------------------- -------
                                    Total Expenses                                                   87,883

                                    Fees and expenses waived or reimbursed by Investment Advisor    (87,790)
                                    --------------------------------------------------------------- -------
                                    Net Expenses                                                         93

                                    --------------------------------------------------------------- -------
                                    Net Investment Income                                             1,122

Net Realized and Unrealized Gain on Net realized gain on affiliated investments                          11
Investments
                                    Net change in unrealized appreciation on affiliated investments   4,546
                                    --------------------------------------------------------------- -------
                                    Net Gain                                                          4,557

                                    --------------------------------------------------------------- -------
                                    Net Increase Resulting from Operations                            5,679


(a)The Portfolio commenced operations on June 1, 2006.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Banc of America Retirement 2005 Portfolio


                                                                                       Period Ended
                                                                                       October 31,
Increase in Net Assets                                                                 2006 ($)(a)
Operations             Net investment income                                                  1,122
                       Net realized gain on affiliated investments                               11
                       Net change in unrealized appreciation on affiliated investments        4,546
                       --------------------------------------------------------------- ------------
                       Net Increase Resulting from Operations                                 5,679

Share Transactions     Class A:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class C:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class R:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class Z:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Net Increase from Share Transactions                                  40,000
                       --------------------------------------------------------------- ------------
                       Total Increase in Net Assets                                          45,679

Net Assets             Beginning of period                                                       --
                       End of period                                                         45,679
                       Undistributed net investment income at end of period                   1,122
                       --------------------------------------------------------------- ------------

Changes in Shares      Class A:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class C:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class R:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class Z:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

(a)The Portfolio commenced operations on June 1, 2006.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2005 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                         Period Ended
                                                         October 31,
         Class A Shares                                  2006 (a)
         Net Asset Value, Beginning of Period                 $ 10.00

         Income from Investment Operations:
         Net investment income (b)(c)                            0.29
         Net realized and unrealized gain on investments         1.14
                                                              -------
         Total from Investment Operations                        1.43

         Net Asset Value, End of Period                       $ 11.43
         Total return (d)(e)(f)                                 14.30%

         Ratios to Average Net Assets/Supplemental Data:
         Expenses (g)(h)                                         0.35%
         Net investment income (c)(g)                            6.66%
         Waiver/reimbursement (g)                              507.39%
         Portfolio turnover rate (f)                               49%
         Net assets, end of period (000's)                    $    11


(a)Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized
(g)Annualized
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2005 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                         Period Ended
                                                         October 31,
         Class C Shares                                  2006 (a)
         Net Asset Value, Beginning of Period                 $ 10.00

         Income from Investment Operations:
         Net investment income (b)(c)                            0.26
         Net realized and unrealized gain on investments         1.13
                                                              -------
         Total from Investment Operations                        1.39

         Net Asset Value, End of Period                       $ 11.39
         Total return (d)(e)(f)                                 13.90%

         Ratios to Average Net Assets/Supplemental Data:
         Expenses (g)(h)                                         1.10%
         Net investment income (c)(g)                            5.93%
         Waiver/reimbursement (g)                              507.39%
         Portfolio turnover rate (f)                               49%
         Net assets, end of period (000's)                    $    11


(a)Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized
(g)Annualized
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2005 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                         Period Ended
                                                         October 31,
         Class R Shares                                  2006 (a)
         Net Asset Value, Beginning of Period                 $ 10.00

         Income from Investment Operations:
         Net investment income (b)(c)                            0.28
         Net realized and unrealized gain on investments         1.14
                                                              -------
         Total from Investment Operations                        1.42

         Net Asset Value, End of Period                       $ 11.42
         Total return (d)(e)(f)                                 14.20%

         Ratios to Average Net Assets/Supplemental Data:
         Expenses (g)(h)                                         0.60%
         Net investment income (c)(g)                            6.45%
         Waiver/reimbursement (g)                              507.39%
         Portfolio turnover rate (f)                               49%
         Net assets, end of period (000's)                    $    11


(a)Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized
(g)Annualized
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2005 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                         Period Ended
                                                         October 31,
         Class Z Shares                                  2006 (a)
         Net Asset Value, Beginning of Period                 $ 10.00

         Income from Investment Operations:
         Net investment income (b)(c)                            0.30
         Net realized and unrealized gain on investments         1.14
                                                              -------
         Total from Investment Operations                        1.44

         Net Asset Value, End of Period                       $ 11.44
         Total return (d)(e)(f)                                 14.40%

         Ratios to Average Net Assets/Supplemental Data:
         Expenses (g)(h)                                         0.10%
         Net investment income (c)(g)                            6.91%
         Waiver/reimbursement (g)                              507.39%
         Portfolio turnover rate (f)                               49%
         Net assets, end of period (000's)                    $    11


(a)Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized
(g)Annualized
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Banc of America Retirement 2005 Portfolio, October 31, 2006


Note 1. Organization
Banc of America Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the Banc of America Retirement 2005 Portfolio (the "Portfolio").

Investment Goal
The Portfolio seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The objective will reflect a decreasing emphasis on capital growth and an increasing emphasis on income as time passes.

The Portfolio invests in Class Z shares of other equity and fixed income funds advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates. The Portfolio may also invest in Capital Class Shares of money market funds advised by Columbia. The equity, fixed income and money market funds in which the Portfolio invests are collectively referred to as the "Underlying Funds." The Underlying Funds represent a variety of investment objectives and investment styles. The Portfolio's asset mix will become gradually more conservative as time passes.

Financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio's financial statements. These financial statements are available on the Columbia Funds website at www.columbiafunds.com.

Portfolio Shares
The Portfolio is authorized to issue an unlimited number of shares without par value. The Portfolio offers four classes of shares: Class A, Class C, Class R and Class Z shares, which are each offered continuously at net asset value. Each share class has its own expense structure.

Class A, Class C and Class R shares are available only to eligible group retirement plans. Class Z shares are available to eligible group retirement plans as well as to certain other investors. Class A shares of the Portfolio are designed for group retirement plans with $10 million to $50 million in aggregate plan assets. Class C shares of the Portfolio are designed for group retirement plans with less than $1 million in aggregate plan assets. A group retirement plan may not purchase more than $1 million of Class C shares. Class R shares of the Portfolio are designed for group retirement plans with $1 million to $10 million in aggregate plan assets. Class Z shares of the Portfolio are designed for group retirement plans with greater than $50 million in aggregate plan assets and are also available to certain clients of Banc of America Investment Services, Inc. purchasing through self-directed brokerage accounts and individual retirement plans.

Note 2. Significant Accounting Policies
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation
Investments in the Underlying Funds are valued at the net asset value of the shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Portfolio's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Banc of America Retirement 2005 Portfolio, October 31, 2006



Expenses
General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status
The Portfolio intends to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. As of October 31, 2006, the Portfolio did not have any reclassifications.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                   Ordinary      Long-term     Net Unrealized
                   Income        Capital Gains Appreciation*
                   $1,500        $134            $4,045

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at October 31, 2006, based on cost of investments for federal income tax purposes was:

                      Unrealized appreciation     $4,047
                      Unrealized depreciation         (2)
                      Net unrealized appreciation $4,045

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption.
This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Portfolio's average daily net assets.

Banc of America Retirement 2005 Portfolio, October 31, 2006



Administration Fee
Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Bank & Trust Company ("State Street"). The total fees payable under the pricing and bookkeeping agreement are equal to the fees payable to State Street.

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the period ended October 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 115.63% of the Portfolio's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursements for certain out-of-pocket expenses.

For the period ended October 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 1.27% of the Portfolio's average daily net assets.

Distribution and Shareholder Servicing Fees
Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio's shares.

The Trust has adopted a combined distribution and shareholder servicing plan for Class A shares, distribution plans for the Class C and Class R shares, and a shareholder servicing plan for Class C shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.
The annual rates in effect as a percentage of average daily net assets are as follows:

                                                  Annual Fee Rate
               Class A Combined Distribution and
                Shareholder Servicing Plan             0.25%
               Class C Distribution Plan               0.75%
               Class C Shareholder Servicing Plan      0.25%
               Class R Distribution Plan               0.50%

Fees Paid to Officers and Trustees
All officers of the Trust, with the exception of the Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its

Banc of America Retirement 2005 Portfolio, October 31, 2006


pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

Other
Columbia provides certain services to the Portfolio related to Sarbanes-Oxley compliance. For the period ended October 31, 2006, the Portfolio paid $878 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Expense Limits and Fee Waivers
Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2008, so that total annual operating expenses (excluding investment advisory, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually of the Portfolio's average net assets. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2008.

Note 5. Portfolio Information
For the period ended October 31, 2006, the cost of purchases and proceeds from sales of securities were $143,990 and $34,550, respectively.

Note 6. Shares of Beneficial Interest
As of October 31, 2006, 100.0% of the Portfolio's outstanding shares were owned by an affiliate of BOA. Subscription and redemption activity of this affiliate may have a significant effect on the operations of the portfolio.

Note 7. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings may be used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. For the period ended October 31, 2006, the Portfolio did not borrow under this agreement.

Note 8. Disclosure of Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds
Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The officers and Trustees of the Trust also serve as officers and Trustees of certain of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

Banc of America Retirement 2005 Portfolio, October 31, 2006



From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings
Banc of America Funds are not a party to any regulatory proceedings or litigation. However, on February 9, 2005, Banc of America Capital Management, LLC (now known as Columbia Management Advisors LLC (the "Adviser")) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc. (the "Distributor")), entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"), Columbia Funds Series Trust (formerly known as Nations Funds Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action. The MDL is ongoing.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Columbia Funds (former Nations Funds) shareholders. Among other contingencies, the

Banc of America Retirement 2005 Portfolio, October 31, 2006


settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. On December 28, 2005, the same plaintiffs' attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Nations Funds Trust filed a motion to dismiss this complaint on May 19, 2006, but the Court has not yet ruled on the motion. On February 22, 2006, another putative class action asserting similar causes of action (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiff agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006.

Report of Independent Registered Public Accounting Firm


To the Trustees of Banc of America Funds Trust and the Shareholders of Banc of America Retirement 2005 Portfolio
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banc of America Retirement 2005 Portfolio (the "Portfolio") (a series of Banc of America Funds Trust) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the transfer agent of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2006

Unaudited Information - Banc of America Retirement 2005 Portfolio


Federal Income Tax Information
For the fiscal year ended October 31, 2006, the Portfolio designates long term capital gains of $134.

Matters Submitted to Shareholders
On May 31, 2006, in lieu of a meeting, the sole shareholder of beneficial interest of the series, the Trust consented and agreed to resolutions regarding certain organizational matters. First, it was unanimously approved that Edward
J. Boudreau, Jr., William P. Carmichael, William A. Hawkins, R. Glenn Hilliard and Minor M. Shaw each be elected to be a Trustee of the Board of the Trust. Second, it was unanimously approved that the investment advisory agreement between the Trust and Columbia be approved. Third, it was unanimously approved that the shareholder servicing and distribution plan on behalf of Class A shares, the distribution plan on behalf of Class C and Class R shares, and the servicing plan on behalf of Class C shares be approved. Last, it was unanimously approved that Columbia would have the authority to hire and replace investment sub-advisors and to modify investment sub-advisory agreements on behalf of the Trust, without shareholder approval.

Fund Governance - Banc of America Retirement 2005 Portfolio


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Columbia Funds Complex overseen by each Trustee and other directorships they hold are shown below. All Trustees are not "interested" as such term is defined in the 1940 Act.

  Independent Trustees

Name, address and age, Position       Principal occupation(s) during the past five years,
with the trust, Year first elected or Number of portfolios in the Funds Complex overseen,
appointed to office                   Other directorships held

  Edward J. Boudreau (Born 1944)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Managing Director, E.J. Boudreau & Associates
  Advisors, LLC                       (consulting), through present. Oversees 73. None
  One Financial Center
  Boston, MA 02111
  Trustee (since 2006)

  William P. Carmichael (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Trustee and Chairman of the Board; retired. Oversees
  Advisors, LLC                       73. Cobra Electronics Corporation (electronic
  One Financial Center                equipment manufacturer); Spectrum Brands, Inc.
  Boston, MA 02111                    (batteries); Simmons Company (bedding); The Finish
  Trustee and Chairman of the Board   Line (apparel)
  (since 2006)

  William A. Hawkins (Born 1942)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Retail Banking- IndyMac Bancorp, Inc., from
  Advisors, LLC                       September 1999 to August 2003; retired. Oversees 73.
  One Financial Center                None
  Boston, MA 02111
  Trustee (since 2006)

  R. Glenn Hilliard (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Chairman and Chief Executive Officer, Hilliard Group
  Advisors, LLC                       LLC (investing and consulting), from April 2003
  One Financial Center                through present; Chairman and Chief Executive Officer,
  Boston, MA 02111                    ING Americas, from 1999 to April 2003; and
  Trustee (since 2006)                Non-Executive Chairman, Conseco, Inc. (insurance),
                                      from September 2004 through present. Oversees 73.
                                      Conseco, Inc. (insurance); Alea Group Holdings
                                      (Bermuda), Ltd. (insurance)

  Minor M. Shaw (Born 1947)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Micco Corporation and Mickel Investment
  Advisors, LLC                       Group, through present. Oversees 73. Piedmont Natural
  One Financial Center                Gas
  Boston, MA 02111
  Trustee (since 2006)

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 800-426-3750.

Banc of America Retirement 2005 Portfolio



  Officers

Name, address and age, Position     Principal occupation(s) during past five years
with Funds, Year first
elected or appointed to office

Christopher L. Wilson (Born 1957)
-------------------------------------------------------------------------------------------
One Financial Center                Head of Mutual Funds of the Advisor since August,
Boston, MA 02111                    2004; Managing Director of the Advisor since
President (since 2006)              September, 2005; President and Chief Executive
                                    Officer, CDC IXIS Asset Management Services, Inc.
                                    (investment management) from September, 1998 to
                                    August, 2004.

James R. Bordewick, Jr. (Born 1959)
-------------------------------------------------------------------------------------------
One Financial Center                Associate General Counsel, Bank of America since
Boston, MA 02111                    April, 2005; Senior Vice President and Associate
Senior Vice President,              General Counsel, MFS Investment Management (investment
Secretary and Chief Legal Officer   management) prior to April, 2005.
(since 2006)

J. Kevin Connaughton (Born 1964)
-------------------------------------------------------------------------------------------
One Financial Center                Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President, Chief
Financial Officer and Treasurer
(since 2006)

Mary Joan Hoene (Born 1949)
-------------------------------------------------------------------------------------------
100 Federal Street                  Senior Vice President and Chief Compliance Officer of
Boston, MA 02110                    various funds in the Fund Complex; Partner, Carter,
Senior Vice President and Chief     Ledyard & Milburn LLP (law firm) from January, 2001 to
Compliance Officer (since 2006)     August, 2004.

Michael G. Clarke (Born 1969)
-------------------------------------------------------------------------------------------
One Financial Center                Director of Fund Administration of the Advisor since
Boston, MA 02111                    January, 2006; Managing Director of the Advisor
Chief Accounting Officer and        September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2006)    Administration June, 2002 to September, 2004. Vice
                                    President Product Strategy and Development from
                                    February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
-------------------------------------------------------------------------------------------
One Financial Center                Director of Fund Administration of the Advisor since
Boston, MA 02111                    January, 2006; Fund Controller from October 2004 to
Deputy Treasurer (since 2006)       January 2006; Vice President of CDC IXIS Asset
                                    Management Services, Inc. (investment management) from
                                    August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
-------------------------------------------------------------------------------------------
One Financial Center                Director of Fund Administration of the Advisor since
Boston, MA 02111                    January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)       Treasurer from November, 2004 to December, 2005;
                                    Director of Trustee Administration (Sarbanes-Oxley)
                                    from May, 2003 to October, 2004; Senior Audit Manager,
                                    PricewaterhouseCoopers (independent registered public
                                    accounting firm) from July, 2000 to April, 2003.

Banc of America Retirement 2005 Portfolio


Name, address and age, Position      Principal occupation(s) during past five years
with Columbia Funds, Year
first elected or appointed to office

   Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Vice President of the Advisor from
   Deputy Treasurer (since 2006)     July, 2002 to December, 2005; Assistant Vice President
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

   Barry S. Vallan (Born 1969)
--------------------------------------------------------------------------------------------
   One Financial Center              Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111                  October, 2004; Vice President-Trustee Reporting from
   Controller (since 2006)           April, 2002 to October, 2004; Management Consultant,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory Agreement


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Banc of America Funds Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Banc of America Retirement 2005 Portfolio. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The portfolio identified above is referred to as the "Portfolio."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses
The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio's performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. ("Lipper") to be most similar to the Portfolio (the "Peer Group") and to the median expenses of a broader universe of relevant funds as determined by Lipper (the "Universe"). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

Investment Advisory Fee Rate
The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Portfolio's Peer Group.

The Board engaged in further review of the Portfolio because the Net Advisory Rate was appreciably outside the median range of the Portfolio's Peer Group. However, the Board noted other factors, including that the total expense ratio of the Portfolio was lower than the median total expense ratio of its Peer Group and Universe, that outweighed this factor. The Board also noted the small size of the Peer Group and Universe for the Portfolio and that its structure as a fund of funds made such comparisons less useful.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Portfolio appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability
Because the Portfolio commenced operation in June, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services to the Portfolio are not unreasonable.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale would be shared fairly with Portfolio shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA
The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Portfolio. Such benefits could include, among others, benefits attributable to CMA's relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolio and other clients.

Conclusion
After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"/1/) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Principal Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies
8.Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their non-subadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds
14.CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale
15.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
17.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits
18.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.Profitability generally increases with asset size. Small funds are typically unprofitable.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses
3.Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale
4.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees
6.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability
7.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION
The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses;

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts was of great benefit to the preparation of the evaluation.

Banc of America Funds

                    Banc of America Retirement 2005
                    Portfolio

                    Banc of America Retirement 2010
                    Portfolio

                    Banc of America Retirement 2015
                    Portfolio

                    Banc of America Retirement 2020
                    Portfolio

                    Banc of America Retirement 2025
                    Portfolio

                    Banc of America Retirement 2030
                    Portfolio

                    Banc of America Retirement 2035
                    Portfolio

                    Banc of America Retirement 2040
                    Portfolio

Important Information About This Report

Banc of America Retirement 2005 Portfolio

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-322-8222

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

The Portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-322-8222 and additional reports will be sent to you.

This report has been prepared for shareholders of Banc of America Retirement 2005 Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Portfolio and with the most recent copy of the Banc of America Funds portfolios Performance Update.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies and a copy of the Portfolio's voting records are available (i) at www.bancofamericafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the Portfolio voted proxies relating to portfolio securities during the 1-month period ended June 30 is available from the SEC's website. Information regarding how the Portfolio voted proxies relating to portfolio securities is also available from the Portfolio's website.

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Banc of America Funds ("the portfolios") are distributed by Columbia Management Distributors, Inc. (CMDI), member NASD and SIPC. Columbia Management Advisors, LLC (CMA), an SEC-registered investment adviser, or one of its affiliates is the investment advisor to the portfolios. CMDI and CMA are part of Columbia Management, the investment management division of Bank of America Corporation. These entities and certain of their affiliates receive compensation for the investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services they provide to the portfolios and the underlying Columbia funds and may be compensated in connection with the sale of the portfolios.
Columbia Management Advisors, LLC (the Advisor) or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, the Advisor is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.
Banc of America Investment Services, Inc. is a registered broker-dealer, member NASD and SIPC, and a non-bank subsidiary of Bank of America, N.A. BAI offers other mutual funds similar to the portfolios. The portfolios may or may not have the same returns, fees or net expense ratio as other mutual funds. Risks vary by fund family and fund manager. BAI Self-Directed Investing does not offer advice or make particular investment recommendations. For more information on all mutual funds available through BAI self-directed investing, please visit the View all funds area on the mutual funds section on www.baisidirect.com.

Banc of America Retirement 2005 Portfolio

Annual Report - October 31, 2006

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/115034-1006 (12/06) 06/32388

[LOGO] Banc of America Funds

                                                                  --------------

Banc of America Retirement 2010 Portfolio

Annual Report - October 31, 2006

                       NOT FDIC INSURED  May Lose Value
                       ----------------------------------
                       NOT BANK ISSUED  No Bank Guarantee

President's Message

                                                               October 31, 2006

  Table of contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Managers' Report     4

                       Portfolio Profile              6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                    8

                       Statement of Operations        9

                       Statement of Changes in Net
                       Assets                        10

                       Financial Highlights          11

                       Notes to Financial Statements 15

                       Report of Independent
                       Registered Public Accounting
                       Firm                          21

                       Unaudited Information         22

                       Fund Governance               23

                       Board Consideration and
                       Re-Approval of Investment
                       Advisory Agreement            26

                       Summary of Management
                       Fee Evaluation of Independent
                       Fee Consultant                29

                       Banc of America Funds         35

                       Important Information
                       about This Report             36

  The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Banc of America Funds portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Banc of America Funds portfolio. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson


                     Dear Shareholder,
                     Successful companies in the financial services industry listen to customers and develop investment products to meet their needs. At Banc of America Funds, we have clearly heard the need to build investment opportunities for those investors entering a new life phase -- retirement.

                     As 78 million baby boomers move closer to retirement, we are mindful that maintaining a comfortable lifestyle in retirement is likely to be your single most important financial goal, as it is for many Americans. To that end we have introduced Banc of America Funds portfolios, a range of target-date retirement portfolios designed for investors who want a one-step option for retirement savings. As one of the nation's leading financial companies, we are committed to being a partner in this process.

At Banc of America Funds, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us -- now and in the years to come.

As you read the following message from the manager of your portfolio, keep in mind that investing requires a long-term viewpoint. While it's important to review the performance and market environment of the most recent period, it's essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Banc of America Funds

Your investment in the portfolio is NOT a bank deposit or other obligation of, or issued or endorsed or guaranteed by, Bank of America, N.A. (Bank of America) or any of its affiliates. Your investment in the portfolio is NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. Affiliates of Bank of America are paid for the services they provide to the portfolio and the underlying funds and may be compensated in connection with the sale of the portfolio.

Economic Update - Banc of America Retirement 2010 Portfolio


The US economy grew at a solid but uneven pace during the five-month period that began June 1, 2006 and ended October 31, 2006. Gross domestic product
(GDP) growth slowed as a soft housing market and slower job growth weighed on the economy. However, consumer spending remained relatively steady and rising profits freed up cash for business spending. Personal income also rose.

Although the Federal Reserve Board (the Fed) raised a key short-term interest rate to 5.25% at its June meeting--the seventeenth such increase over the past two years, the slower pace of economic growth that followed motivated the Fed to hold off on any further rate increases. Inflation also retreated, which lent further support to the Fed's decision. The prospect of stable or possibly lower interest rates jump started a rally in both the stock and bond markets that continued through the end of the period.

Stocks moved solidly higher
Stock prices moved solidly higher over the five-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 9.26%. Large cap value stocks led the market, as measured by the Russell 1000 Value Index, which returned 10.40%. In general, large cap stocks outperformed mid- and small-cap stocks and value stocks did better than growth stocks, as measured by their respective Russell indices. Foreign stock markets generally trailed the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 7.96%./1/

Bonds bounced back
Although bond yields moved higher early in the period, the US bond market delivered solid returns, as prices rose and yields declined during the period. The yield on the 10-year US Treasury Note, a bellwether for the bond market, ended the period at 4.61%--approximately one-half a percentage point lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 4.72%. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 5.16%.

/1/The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
  Summary

  For the five-month period ended October 31, 2006

 . The broad stock market, as measured by the S&P 500 Index, returned 9.26%.
   Large-cap value stocks led the market, as measured by the Russell 1000 Value Index.

                   S&P Index                                       Russell Index

                                                                                        [GRAPHIC]
                                      [GRAPHIC]


                     9.26%                                            10.40%

 . Investment-grade bonds rebounded as yields declined, lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a solid return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     4.72%                                             5.16%

  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Russell 1000 Value Index tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values.
  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information - Banc of America Retirement 2010 Portfolio



                            Net asset value per share

                            as of 10/31/06 ($)
                            Class A             11.47
                            Class C             11.43
                            Class R             11.46
                            Class Z             11.48

                  Total return as of 10/31/06 (%)

                  Share class A        C        R        Z
                  -----------------------------------------------
                  Inception   06/01/06 06/01/06 06/01/06 06/01/06
                  -----------------------------------------------
                  Life        14.70    14.30    14.60    14.80

                     Total return as of 09/30/06 (%)

                     Share class A      C      R      Z
                     -------------------------------------
                     Life        8.10   7.90   8.10   8.20

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.
Banc of America Retirement 2010 Portfolio shares are sold at net asset value
(NAV). Class Z shares are sold without any Rule 12b-1 fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio's prospectus for details. Performance reflects waivers or reimbursements of portfolio expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions, if any.
The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Understanding Your Expenses - Banc of America Retirement 2010 Portfolio


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. It is important to note that the portfolio's expense ratios do not include fees and expenses incurred by the underlying funds and that this shareholder report contains information for the portfolio for a 5-month period.

06/01/06 - 10/31/06

        Account value at the        Account value at the     Expenses paid      Portfolio's annualized
        beginning of the period ($) end of the period ($) during the period ($)   expense ratio (%)*
------------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical          Actual
Class A 1,000.00    1,000.00        1,137.91 1,023.44     1.57    1.79                   0.35
Class C 1,000.00    1,000.00        1,133.89 1,019.66     4.92    5.60                   1.10
Class R 1,000.00    1,000.00        1,136.90 1,022.18     2.69    3.06                   0.60
Class Z 1,000.00    1,000.00        1,138.92 1,024.70     0.45    0.51                   0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.
Had the investment advisor not waived or reimbursed a substantial portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.
Actual expenses paid for the period 06/01/06 - 10/31/06. Hypothetical expenses paid for the period 05/01/06 - 10/31/06.
* Banc of America Retirement 2010 Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Managers' Report - Banc of America Retirement 2010 Portfolio


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

                          Portfolio Allocation
                          as of 10/31/06 (%)
                          Columbia Total Return
                            Bond Fund            32.6
                          Columbia Large Cap
                            Enhanced Core Fund   27.6
                          Columbia Multi-Advisor
                            International Equity
                            Fund                 12.5
                          Columbia Marsico
                            Focused Equities
                            Fund                  6.4
                          Columbia Large Cap
                            Value Fund            5.4
                          Columbia Mid Cap
                            Growth Fund           5.0
                          Columbia Mid Cap Value
                            Fund                  4.0
                          Columbia Cash Reserves  2.0
                          Columbia Small Cap
                            Value Fund II         1.7
                          Columbia Small Cap
                            Growth Fund II        1.6
                          Columbia Acorn
                            International         0.8
                          Columbia High Income
                            Fund                  0.4

  Portfolio allocation is calculated as a percentage of total investments.

For the five-month period ended October 31, 2006, Banc of America Retirement 2010 Portfolio's Class A shares returned 14.70%./1/ Class Z shares returned 14.80%./1/ The portfolio's return was higher than its benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, which returned 9.26% and 4.72%, respectively./2/

The portfolio's domestic and international equity fund allocations made the most significant contribution to performance. The portfolio's equity fund allocation rose slightly during a period in which equities generally outperformed fixed income. The portfolio's fixed income allocations also contributed to the portfolio's positive return. At the end of the period, approximately 65% of the portfolio's assets were allocated to equity funds. Approximately 35% was allocated to fixed income funds and cash.

Profit growth and Fed policy help boost equity market
As corporate profits continued to expand and the Fed called a halt to its two-year program of short-term rate hikes, the US stock market gained ground going into the second half of the year. Investors were hardly phased by a preliminary report of sluggish growth in the third quarter and continued to bid stocks higher through the end of the period. Although many of the portfolio's underlying equity positions underperformed their benchmarks, they all delivered positive returns for the period. Columbia Large Cap Enhanced Core Fund, which accounted for 27.6% of the portfolio's assets, was a particular standout. It returned 10.79% compared to its benchmark, the S&P 500 Index, which returned 9.26%. By contrast, performances from Columbia Small Cap Growth Fund II, Columbia Small Cap Value Fund II (which accounted for approximately 3.0% of assets) and Columbia Marsico Focused Equities Fund were disappointing, as they lagged their benchmarks by a significant margin.

Fixed income gained ground as yields declined
The Fed's shift in monetary policy also had a favorable impact on the fixed income markets. Most fixed income sectors gained ground during the period, as prices rose while yields declined. The portfolio's largest fixed income position was committed to Columbia Total Return Bond Fund, which generated a return that was generally in line with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, while Columbia High Income Fund lagged slightly behind its benchmark.

/1/The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
/2/The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US Stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Portfolio Managers' Report (continued) - Banc of America Retirement 2010
Portfolio



Looking ahead
We expect the US economy to continue to expand at a relatively modest pace through the end of the year and into 2007. With energy costs and long-term interest rates edging lower, inflation is likely to remain benign, which should keep the Fed on the sidelines, holding short-term interest rates steady. The housing market is soft and personal consumption growth is likely to slow. However, these factors could be offset somewhat by gains in capital spending. We believe the portfolio is appropriately positioned for a period of slower economic growth and potentially steady to declining interest rates and we do not currently anticipate that we will alter allocations significantly unless there is a significant change in the environment.



Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Banc of America Funds portfolios. Performance for different classes will vary based on differences in fees associated with each class. For standardized performance, please refer to the Performance Information page.
The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Portfolio Profile - Banc of America Retirement 2010 Portfolio

  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

  Summary

  Total return as of 10/31/06


                                           [GRAPHIC] +14.70%
                                                     Class A shares


                                           [GRAPHIC] +14.80%
                                                     Class Z shares


                                           [GRAPHIC] +9.26%
                                                     S&P 500 Index


                                           [GRAPHIC] +4.72%
                                                     Lehman Brothers U.S.
                                                     Aggregate Bond Index

Summary
.. For the five-month period since the portfolio's inception through October 31, 2006, the portfolio's Class Z shares returned 14.80%.

.. The portfolio's allocation to domestic and international equity funds aided performance during a period that generally favored equities. The portfolio's fixed income allocation also generated a positive return.

.. At the end of the period, the portfolio's allocation to equities was just short of 65%-- slightly higher than at the beginning of the period. Just over 35% was allocated to fixed income funds and cash.

Portfolio Management
Vikram Kuriyan, Ph.D., managed the portfolio from its inception in June, 2006 until August, 2006 and has co-managed the portfolio since August, 2006. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Anwiti Bahuguna, Ph.D., has co-managed the portfolio since August, 2006. Ms. Bahuguna is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Investment Portfolio - Banc of America Retirement 2010 Portfolio, October 31,
2006


Investment Companies (a) - 218.6%                             Shares Value ($)
    Columbia Acorn International, Class Z                         24       975
    Columbia Cash Reserves, Capital Class Shares               2,438     2,438
    Columbia High Income Fund, Class Z                            55       495
    Columbia Large Cap Enhanced Core Fund, Class Z             2,307    33,699
    Columbia Large Cap Value Fund, Class Z                       440     6,567
    Columbia Marsico Focused Equities Fund, Class Z              368     7,760
    Columbia Mid Cap Growth Fund, Class Z                        235     6,068
    Columbia Mid Cap Value Fund, Class Z                         330     4,853
    Columbia Multi-Advisor International Equity Fund, Class Z    911    15,317
    Columbia Small Cap Growth Fund II, Class Z                   133     1,949
    Columbia Small Cap Value Fund II, Class Z                    155     2,120
    Columbia Total Return Bond Fund, Class Z                   4,104    39,852
    --------------------------------------------------------- ------ ---------
    Total Investment Companies
     (Cost of $117,301)                                                122,093

    --------------------------------------------------------- ------ ---------
    Total Investments - 218.6%
     (Cost of $117,301)(b)                                             122,093

    --------------------------------------------------------- ------ ---------
    Other Assets & Liabilities, Net - (118.6)%                         (66,232)

    --------------------------------------------------------- ------ ---------
    Net Assets - 100.0%                                                 55,861

                              Notes to Investment Portfolio:
                           (a)Mutual funds registered under the Investment
                              Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC, or one of its affiliates.
                           (b)Cost for federal income tax purposes is $117,866.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Banc of America Retirement 2010 Portfolio

October 31, 2006

                                                                         ($)
 Assets                Affiliated investments, at cost                 117,301
                       Affiliated investments, at value                122,093
                       Receivable for:
                        Fund shares sold                                10,000
                        Dividends                                          148
                       ----------------------------------------------- -------
                       Total Assets                                    132,241

 Liabilities           Expense reimbursement due to Investment Advisor  13,833
                       Payable for:
                        Investments purchased                           10,000
                        Investment advisory fee                              4
                        Transfer agent fee                                 197
                        Pricing and bookkeeping fees                     3,995
                        Trustees' fees                                   3,957
                        Audit fee                                       19,700
                        Legal fee                                       14,999
                        Reports to shareholders                          8,914
                        Distribution and service fees                       17
                        Chief compliance officer expenses                  279
                       Other liabilities                                   485
                       ----------------------------------------------- -------
                       Total Liabilities                                76,380

                       ----------------------------------------------- -------
                       Net Assets                                       55,861

 Net Assets consist of Paid-in capital                                  50,000
                       Undistributed net investment income               1,065
                       Accumulated net realized gain                         4
                       Net unrealized appreciation on investments        4,792
                       ----------------------------------------------- -------
                       Net Assets                                       55,861

 Class A
                       Net assets                                       11,468
                       Shares outstanding                                1,000
                       Net asset value per share                         11.47

 Class C
                       Net assets                                       11,432
                       Shares outstanding                                1,000
                       Net asset value per share                         11.43

 Class R
                       Net assets                                       11,457
                       Shares outstanding                                1,000
                       Net asset value per share                         11.46

 Class Z
                       Net assets                                       21,504
                       Shares outstanding                                1,873
                       Net asset value per share                         11.48

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Banc of America Retirement 2010 Portfolio

For the Period Ended October 31, 2006

                                                                                                     ($)(a)
Investment Income                   Dividends from affiliates                                         1,158

Expenses                            Investment advisory fee                                              17
                                    Distribution fee:
                                     Class C                                                             32
                                     Class R                                                             22
                                    Service fee:
                                     Class A                                                             11
                                     Class C                                                             11
                                    Transfer agent fee                                                  220
                                    Pricing and bookkeeping fees                                     20,007
                                    Trustees' fees                                                    6,454
                                    Audit fee                                                        20,950
                                    Legal fee                                                        14,999
                                    Registration fee                                                 10,702
                                    Reports to shareholders                                          11,120
                                    Chief compliance officer expenses                                 1,685
                                    Other expenses                                                    3,653
                                    --------------------------------------------------------------- -------
                                    Total Expenses                                                   89,883
                                    Fees and expenses waived or reimbursed by Investment Advisor    (89,790)
                                    --------------------------------------------------------------- -------
                                    Net Expenses                                                         93

                                    --------------------------------------------------------------- -------
                                    Net Investment Income                                             1,065

Net Realized and Unrealized Gain on
Investments                         Net realized gain on affiliated investments                           4
                                    Net change in unrealized appreciation on affiliated investments   4,792
                                    --------------------------------------------------------------- -------
                                    Net Gain                                                          4,796

                                    --------------------------------------------------------------- -------
                                    Net Increase Resulting from Operations                            5,861



(a)The Portfolio commenced operations on June 1, 2006.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Banc of America Retirement 2010 Portfolio


                                                                                       Period Ended
                                                                                       October 31,
Increase in Net Assets                                                                 2006 ($) (a)
Operations             Net investment income                                                  1,065
                       Net realized gain on affiliated investments                                4
                       Net change in unrealized appreciation on affiliated investments        4,792
                       --------------------------------------------------------------- ------------
                       Net Increase Resulting from Operations                                 5,861

Share Transactions     Class A:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class C:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class R:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class Z:
                        Subscriptions                                                        20,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         20,000

                       Net Increase from Share Transactions                                  50,000

                       --------------------------------------------------------------- ------------
                       Total Increase in Net Assets                                          55,861

Net Assets             Beginning of period                                                       --
                       End of period                                                         55,861
                       Undistributed net investment income at end of period                   1,065
                       --------------------------------------------------------------- ------------

Changes in Shares      Class A:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class C:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class R :
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class Z:
                        Subscriptions                                                         1,873
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,873

(a)The Portfolio commenced operations on June 1, 2006.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2010 Portfolio

Selected data for a share outstanding throughout the period is as follows:


                                                          Period Ended
                                                          October 31,
          Class A Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.27
          Net realized and unrealized gain on investments    1.20
                                                          -------
          Total from Investment Operations                   1.47

          Net Asset Value, End of Period                  $ 11.47
          Total return (d)(e)(f)                            14.70%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.35%
          Net investment income (c)(g)                       6.31%
          Waiver/reimbursement (g)                         518.19%
          Portfolio turnover rate (f)                          50%
          Net assets, end of period (000's)               $    11



(a)Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2010 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class C Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.24
          Net realized and unrealized gain on investments    1.19
                                                          -------
          Total from Investment Operations                   1.43

          Net Asset Value, End of Period                  $ 11.43
          Total return (d)(e)(f)                            14.30%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    1.10%
          Net investment income (c)(g)                       5.60%
          Waiver/reimbursement (g)                         518.19%
          Portfolio turnover rate (f)                          50%
          Net assets, end of period (000's)               $    11



(a)Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2010 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class R Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.26
          Net realized and unrealized gain on investments    1.20
                                                          -------
          Total from Investment Operations                   1.46

          Net Asset Value, End of Period                  $ 11.46
          Total return (d)(e)(f)                            14.60%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.60%
          Net investment income (c)(g)                       6.10%
          Waiver/reimbursement (g)                         518.19%
          Portfolio turnover rate (f)                          50%
          Net assets, end of period (000's)               $    11



(a)Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2010 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class Z Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.29
          Net realized and unrealized gain on investments    1.19
                                                          -------
          Total from Investment Operations                   1.48

          Net Asset Value, End of Period                  $ 11.48
          Total return (d)(e)(f)                            14.80%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.10%
          Net investment income (c)(g)                       6.56%
          Waiver/reimbursement (g)                         518.19%
          Portfolio turnover rate (f)                          50%
          Net assets, end of period (000's)               $    22




(a)Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Banc of America Retirement 2010 Portfolio, October 31, 2006


Note 1. Organization
Banc of America Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the Banc of America Retirement 2010 Portfolio (the "Portfolio").

Investment Goal
The Portfolio seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The objective will reflect a decreasing emphasis on capital growth and an increasing emphasis on income as time passes.

The Portfolio invests in Class Z shares of other equity and fixed income funds advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates. The Portfolio may also invest in Capital Class shares of money market funds advised by Columbia. The equity, fixed income and money market funds in which the Portfolio invests are collectively referred to as the "Underlying Funds." The Underlying Funds represent a variety of investment objectives and investment styles. The Portfolio's asset mix will become gradually more conservative as time passes, both leading up to and particularly after the year 2010.

Financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio's financial statements. These financial statements are available on the Columbia Funds website at www.columbiafunds.com.

Portfolio Shares
The Portfolio is authorized to issue an unlimited number of shares without par value. The Portfolio offers four classes of shares: Class A, Class C, Class R and Class Z shares, which are each offered continuously at net asset value. Each share class has its own expense structure.

Class A, Class C and Class R shares are available only to eligible group retirement plans. Class Z shares are available to eligible group retirement plans as well as to certain other investors. Class A shares of the Portfolio are designed for group retirement plans with $10 million to $50 million in aggregate plan assets. Class C shares of the Portfolio are designed for group retirement plans with less than $1 million in aggregate plan assets. A group retirement plan may not purchase more than $1 million of Class C shares. Class R shares of the Portfolio are designed for group retirement plans with $1 million to $10 million in aggregate plan assets. Class Z shares of the Portfolio are designed for group retirement plans with greater than $50 million in aggregate plan assets and are also available to certain clients of Banc of America Investment Services, Inc. purchasing through self-directed brokerage accounts and individual retirement plans.

Note 2. Significant Accounting Policies
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation
Investments in the Underlying Funds are valued at the net asset value of the shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Portfolio's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Banc of America Retirement 2010 Portfolio, October 31, 2006



Expenses
General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status
The Portfolio intends to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. As of October 31, 2006, the Portfolio did not have any reclassifications.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                   Ordinary      Long-term     Net Unrealized
                   Income        Capital Gains Appreciation*
                   $1,499        $135                  $4,227

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at October 31, 2006, based on cost of investments for federal income tax purposes was:

                      Unrealized appreciation     $4,228
                      Unrealized depreciation         (1)
                      Net unrealized appreciation $4,227

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption.
This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. Columbia receives a monthly investment

Banc of America Retirement 2010 Portfolio, October 31, 2006


advisory fee at the annual rate of 0.10% of the Portfolio's average daily net assets.

Administration Fee
Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Bank & Trust Company ("State Street"). The total fees payable under the pricing and bookkeeping agreement are equal to the fees payable to State Street.

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the period ended October 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 115.46% of the Portfolio's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursements for certain out-of-pocket expenses.

For the period ended October 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 1.27% of the Portfolio's average daily net assets.

Distribution and Shareholder Servicing Fees
Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio's shares.

The Trust has adopted a combined distribution and shareholder servicing plan for Class A shares, distribution plans for the Class C and Class R shares, and a shareholder servicing plan for Class C shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect as a percentage of average daily net assets are as follows:

                                                  Annual Fee Rate
               Class A Combined Distribution and
                Shareholder Servicing Plan             0.25%
               Class C Distribution Plan               0.75%
               Class C Shareholder Servicing Plan      0.25%
               Class R Distribution Plan               0.50%

Fees Paid to Officers and Trustees
All officers of the Trust, with the exception of the Chief Compliance Officer, are employees of Columbia or its

Banc of America Retirement 2010 Portfolio, October 31, 2006


affiliates and receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

Other
Columbia provides certain services to the Portfolio related to Sarbanes-Oxley compliance. For the period ended October 31, 2006, the Portfolio paid $878 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Expense Limits and Fee Waivers
Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2008, so that total annual operating expenses (excluding investment advisory, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually of the Portfolio's average net assets. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2008.

Note 5. Portfolio Information
For the period ended October 31, 2006, the cost of purchases and proceeds from sales of securities were $153,984 and $36,307, respectively.

Note 6. Shares of Beneficial Interest
As of October 31, 2006, 100.0% of the Portfolio's outstanding shares were owned by an affiliate of BOA. Subscription and redemption activity of this affiliate may have a significant effect on the operations of the Portfolio.

Note 7. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings may be used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. For the period ended October 31, 2006, the Portfolio did not borrow under this agreement.

Note 8. Disclosure of Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds
Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The officers and Trustees of the Trust also serve as officers and Trustees of certain of the Underlying Funds. Conflicts may

Banc of America Retirement 2010 Portfolio, October 31, 2006


arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Fund also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings
Banc of America Funds are not a party to any regulatory proceedings or litigation. However, on February 9, 2005, Banc of America Capital Management, LLC (now known as
Columbia Management Advisors LLC (the "Adviser")) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc. (the "Distributor")) entered into an Assurance of Discontinuance with the New York
Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"), Columbia Funds Series Trust (formerly known as Nations Funds Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action. The MDL is ongoing.

Banc of America Retirement 2010 Portfolio, October 31, 2006



On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Columbia Funds (former Nations Funds) shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. On December 28, 2005, the same plaintiffs attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Nations Funds Trust filed a motion to dismiss this complaint on May 19, 2006, but the Court has not yet ruled on the motion. On February 22, 2006, another putative class action asserting similar causes of action (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiff agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006.

Report of Independent Registered Public Accounting Firm


To the Trustees of Banc of America Funds Trust and the Shareholders of Banc of America Retirement 2010 Portfolio
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banc of America Retirement 2010 Portfolio (the "Portfolio") (a series of Banc of America Funds Trust) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the transfer agent of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2006

Unaudited Information - Banc of America Retirement 2010 Portfolio


Federal Income Tax Information
For the fiscal year ended October 31, 2006, the Portfolio designates long term capital gains of $135.

Matters Submitted to Shareholders
On May 31, 2006, in lieu of a meeting, the sole shareholder of beneficial interest of the series of the Trust consented and agreed to resolutions regarding certain organizational matters. First, it was unanimously approved that Edward J. Boudreau, Jr., William P. Carmichael, William A. Hawkins,
R. Glenn Hilliard and Minor M. Shaw each be elected to be a Trustee of the Board of the Trust. Second, it was unanimously approved that the investment advisory agreement between the Trust and Columbia be approved. Third, it was unanimously approved that the shareholder servicing and distribution plan on behalf of Class A shares, the distribution plan on behalf of Class C and Class R shares, and the servicing plan on behalf of Class C shares be approved. Last, it was unanimously approved that Columbia would have the authority to hire and replace investment sub-advisors and to modify investment sub-advisory agreements on behalf of the Trust, without shareholder approval.

Fund Governance - Banc of America Retirement 2010 Portfolio


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Columbia Funds Complex overseen by each Trustee and other directorships they hold are shown below. All Trustees are not "interested" as such term is defined in the 1940 Act.

  Independent Trustees

Name, address and age, Position       Principal occupation(s) during the past five years,
with the Trust, Year first elected or Number of portfolios in the Funds Complex overseen,
appointed to office                   Other directorships held

  Edward J. Boudreau (Born 1944)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Managing Director, E.J. Boudreau & Associates
  Advisors, LLC                       (consulting), through present. Oversees 73. None
  One Financial Center
  Boston, MA 02111
  Trustee (since 2006)

  William P. Carmichael (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Trustee and Chairman of the Board; retired. Oversees
  Advisors, LLC                       73. Cobra Electronics Corporation (electronic
  One Financial Center                equipment manufacturer); Spectrum Brands, Inc.
  Boston, MA 02111                    (batteries); Simmons Company (bedding); The Finish
  Trustee and Chairman of the Board   Line (apparel)
  (since 2006)

  William A. Hawkins (Born 1942)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Retail Banking-IndyMac Bancorp, Inc., from
  Advisors, LLC                       September 1999 to August 2003; retired. Oversees 73.
  One Financial Center                None
  Boston, MA 02111
  Trustee (since 2006)

  R. Glenn Hilliard (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Chairman and Chief Executive Officer, Hilliard Group
  Advisors, LLC                       LLC (investing and consulting), from April 2003
  One Financial Center                through present; Chairman and Chief Executive Officer,
  Boston, MA 02111                    ING Americas, from 1999 to April 2003; and
  Trustee (since 2006)                Non-Executive Chairman, Conseco, Inc. (insurance),
                                      from September 2004 through present. Oversees 73.
                                      Conseco, Inc. (insurance); Alea Group Holdings
                                      (bermuda), Ltd. (insurance)

  Minor M. Shaw (Born 1947)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Micco Corporation and Mickel Investment
  Advisors, LLC                       Group, through present. Oversees 73. Piedmont Natural
  One Financial Center                Gas
  Boston, MA 02111
  Trustee (since 2006)

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 800-426-3750.

Banc of America Retirement 2010 Portfolio



  Officers

Name, address and age, Position      Principal occupation(s) during past five years
with Funds, Year first elected or
appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 Head of Mutual Funds of the Advisor since August,
Boston, MA 02111                     2004; Managing Director of the Advisor since
President (since 2006)               September, 2005; President and Chief Executive
                                     Officer, CDC IXIS Asset Management Services, Inc.
                                     (investment management) from September, 1998 to
                                     August, 2004.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President, Chief
Financial Officer and Treasurer
(since 2006)

Mary Joan Hoene (Born 1949)
--------------------------------------------------------------------------------------------
100 Federal Street                   Senior Vice President and Chief Compliance Officer of
Boston, MA 02110                     various funds in the Fund Complex; Partner, Carter,
Senior Vice President and Chief      Ledyard & Milburn LLP (law firm) from January, 2001 to
Compliance Officer (since 2006)      August, 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2006)     Administration June, 2002 to September, 2004. Vice
                                     President Product Strategy and Development from
                                     February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller from October 2004 to
Deputy Treasurer (since 2006)        January 2006; Vice President of CDC IXIS Asset
                                     Management Services, Inc. (investment management) from
                                     August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)        Treasurer from November, 2004 to December, 2005;
                                     Director of Trustee Administration (Sarbanes-Oxley)
                                     from May, 2003 to October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

Banc of America Retirement 2010 Portfolio


Name, address and age, Position   Principal occupation(s) during past five years
with Funds, Year first elected or
appointed to office

  Ty S. Edwards (Born 1966)
-----------------------------------------------------------------------------------------
  One Financial Center            Director of Fund Administration of the Advisor since
  Boston, MA 02111                January, 2006; Vice President of the Advisor from
  Deputy Treasurer (since 2006)   July, 2002 to December, 2005; Assistant Vice President
                                  and Director, State Street Corporation (financial
                                  services) prior to 2002.

  Barry S. Vallan (Born 1969)
-----------------------------------------------------------------------------------------
  One Financial Center            Vice President-Fund Treasury of the Advisor since
  Boston, MA 02111                October, 2004; Vice President-Trustee Reporting from
  Controller (since 2006)         April, 2002 to October, 2004; Management Consultant,
                                  PricewaterhouseCoopers (independent registered public
                                  accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory Agreement


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Banc of America Funds Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Banc of America Retirement 2010 Portfolio. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The portfolio identified above is referred to as the "Portfolio."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses
The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio's performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. ("Lipper") to be most similar to the Portfolio (the "Peer Group") and to the median expenses of a broader universe of relevant funds as determined by Lipper (the "Universe"). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

Investment Advisory Fee Rate
The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory

Agreement Rate after taking the waivers/caps into account
(the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Portfolio's Peer Group.

The Board engaged in further review of the Portfolio because the Net Advisory Rate was appreciably outside the median range of the Portfolio's Peer Group. However, the Board noted other factors, including that the total expense ratio of the Portfolio was lower than the median total expense ratio of its Peer Group and Universe, that outweighed this factor. The Board also noted the small size of the Peer Group and Universe for the Portfolio and that its structure as a fund of funds made such comparisons less useful.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Portfolio appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability
Because the Portfolio commenced operation in June, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services to the Portfolio are not unreasonable.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale would be shared fairly with Portfolio shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA
The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Portfolio. Such benefits could include, among others, benefits attributable to CMA's relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolio and other clients.

Conclusion
After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"/1/) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Principal Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies
8.Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their non-subadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds
14.CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale
15.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
17.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits
18.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.Profitability generally increases with asset size. Small funds are typically unprofitable.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses
3.Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale
4.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees
6.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability
7.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION
The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses;

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts was of great benefit to the preparation of the evaluation.

Banc of America Funds

                  Banc of America Retirement 2005 Portfolio

                  Banc of America Retirement 2010 Portfolio

                  Banc of America Retirement 2015 Portfolio

                  Banc of America Retirement 2020 Portfolio

                  Banc of America Retirement 2025 Portfolio

                  Banc of America Retirement 2030 Portfolio

                  Banc of America Retirement 2035 Portfolio

                  Banc of America Retirement 2040 Portfolio

Important Information About This Report

Banc of America Retirement 2010 Portfolio

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-322-8222

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

The Portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-322-8222 and additional reports will be sent to you.

This report has been prepared for shareholders of Banc of America Retirement 2010 Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Portfolio and with the most recent copy of the Banc of America Funds portfolios Performance Update.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies and a copy of the Portfolio's voting records are available (i) at www.bancofamericafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the Portfolio voted proxies relating to portfolio securities during the 1-month period ended June 30 is available from the SEC's website. Information regarding how the Portfolio voted proxies relating to portfolio securities is also available from the Portfolio's website.

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Banc of America Funds ("the portfolios") are distributed by Columbia Management Distributors, Inc. (CMDI), member NASD and SIPC. Columbia Management Advisors, LLC (CMA), an SEC-registered investment adviser, or one of its affiliates is the investment advisor to the portfolios. CMDI and CMA are part of Columbia Management, the investment management division of Bank of America Corporation. These entities and certain of their affiliates receive compensation for the investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services they provide to the portfolios and the underlying Columbia funds and may be compensated in connection with the sale of the portfolios.
Columbia Management Advisors, LLC (the Advisor) or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, the Advisor is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.
Banc of America Investment Services, Inc. is a registered broker-dealer, member NASD and SIPC, and a non-bank subsidiary of Bank of America, N.A. BAI offers other mutual funds similar to the portfolios. The portfolios may or may not have the same returns, fees or net expense ratio as other mutual funds. Risks vary by fund family and fund manager. BAI Self-Directed Investing does not offer advice or make particular investment recommendations. For more information on all mutual funds available through BAI self-directed investing, please visit the View all funds area on the mutual funds section on www.baisidirect.com.

Banc of America Retirement 2010 Portfolio

Annual Report - October 31, 2006

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/114849-1006 (12/06) 06/32389

[LOGO] Banc of America Funds

                                                                  --------------

Banc of America Retirement 2015 Portfolio

Annual Report - October 31, 2006

                       NOT FDIC-INSURED  May Lose Value
                       ----------------------------------
                       NOT BANK ISSUED  No Bank Guarantee

President's Message

                                                               October 31, 2006

  Table of contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Managers' Report     4

                       Portfolio Profile              6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                    8

                       Statement of Operations        9

                       Statement of Changes in Net
                       Assets                        10

                       Financial Highlights          11

                       Notes to Financial Statements 15

                       Report of Independent
                       Registered Public Accounting
                       Firm                          21

                       Unaudited Information         22

                       Fund Governance               23

                       Board Consideration and
                       Re-Approval of Investment
                       Advisory Agreement            26

                       Summary of Management Fee
                       Evaluation by Independent Fee
                       Consultant                    29

                       Banc of America Funds         35

                       Important Information
                       About This Report             36

  The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Banc of America Funds portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Banc of America Funds portfolio. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson
        President, Columbia Funds

                     Dear Shareholder,
                     Successful companies in the financial services industry listen to customers and develop investment products to meet their needs. At Banc of America Funds, we have clearly heard the need to build investment opportunities for those investors entering a new life phase --retirement.

                     As 78 million baby boomers move closer to retirement, we are mindful that maintaining a comfortable lifestyle in retirement is likely to be your single most important financial goal, as it is for many Americans. To that end we have introduced Banc of America Funds portfolios, a range of target-date retirement portfolios designed for investors who want a one-step option for retirement savings. As one of the nation's leading financial companies, we are committed to being a partner in this process.

At Banc of America Funds, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us -- now and in the years to come.

As you read the following message from the manager of your portfolio, keep in mind that investing requires a long-term viewpoint. While it's important to review the performance and market environment of the most recent period, it's essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Banc of America Funds



Your investment in the portfolio is NOT a bank deposit or other obligation of, or issued or endorsed or guaranteed by, Bank of America, N.A. (Bank of America) or any of its affiliates. Your investment in the portfolio is NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. Affiliates of Bank of America are paid for the services they provide to the portfolio and the underlying funds and may be compensated in connection with the sale of the portfolio.

Economic Update - Banc of America Retirement 2015 Portfolio


The US economy grew at a solid but uneven pace during the five-month period that began June 1, 2006 and ended October 31, 2006. Gross domestic product
(GDP) growth slowed as a soft housing market and slower job growth weighed on the economy. However, consumer spending remained relatively steady and rising profits freed up cash for business spending. Personal income also rose.

Although the Federal Reserve Board (the Fed) raised a key short-term interest rate to 5.25% at its June meeting--the seventeenth such increase over the past two years, the slower pace of economic growth that followed motivated the Fed to hold off on any further rate increases. Inflation also retreated, which lent further support to the Fed's decision. The prospect of stable or possibly lower interest rates jumpstarted a rally in both the stock and bond markets that continued through the end of the period.

Stocks moved solidly higher
Stock prices moved solidly higher over the five-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 9.26%. Large cap value stocks led the market, as measured by the Russell 1000 Value Index, which returned 10.40%. In general, large cap stocks outperformed mid- and small-cap stocks and value stocks did better than growth stocks, as measured by their respective Russell indices. Foreign stock markets generally trailed the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 7.96%./1/

Bonds bounced back
Although bond yields moved higher early in the period, the US bond market delivered solid returns, as prices rose and yields declined during the period. The yield on the 10-year US Treasury Note, a bellwether for the bond market, ended the period at 4.61%--approximately one-half a percentage point lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 4.72%. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 5.16%.

/1/The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
  Summary

  For the five-month period ended October 31, 2006

 . The broad stock market, as measured by the S&P 500 Index, returned 9.26%.
   Large-cap value stocks led the market, as measured by the Russell 1000 Value Index.

                   S&P Index                                       Russell Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     9.26%                                            10.40%

 . Investment-grade bonds rebounded as yields declined , lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a solid return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     4.72%                                             5.16%

  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Russell 1000 Value Index tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values.
  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information - Banc of America Retirement 2015 Portfolio

                                 Net asset value per share

                                 as of 10/31/06 ($)
                                 Class A       11.04
                                 Class C       11.00
                                 Class R       11.02
                                 Class Z       11.05

                  Total return as of 10/31/06 (%)

                  Share class A        C        R        Z
                  -----------------------------------------------
                  Inception   06/01/06 06/01/06 06/01/06 06/01/06
                  -----------------------------------------------
                  Life        10.40    10.00    10.20    10.50

                     Total return as of 09/30/06 (%)

                     Share class A      C      R      Z
                     -------------------------------------
                     Life        7.50   7.20   7.40   7.60

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.
Banc of America Retirement 2015 Portfolio shares are sold at net asset value
(NAV). Class Z shares are sold without any Rule 12b-1 fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio's prospectus for details. Performance reflects waivers or reimbursements of portfolio expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions, if any.
The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Understanding Your Expenses - Banc of America Retirement 2015 Portfolio


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:
 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. It is important to note that the portfolio's expense ratios do not include fees and expenses incurred by the underlying funds and that this shareholder report contains information for the portfolio for a 5-month period.

06/01/06 - 10/31/06

        Account value at the        Account value at the     Expenses paid      Portfolio's annualized
        beginning of the period ($) end of the period ($) during the period ($)   expense ratio (%)*
------------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical          Actual
Class A 1,000.00    1,000.00        1,094.19 1,023.44     1.54    1.79                   0.35
Class C 1,000.00    1,000.00        1,090.21 1,019.66     4.82    5.60                   1.10
Class R 1,000.00    1,000.00        1,092.22 1,022.18     2.63    3.06                   0.60
Class Z 1,000.00    1,000.00        1,095.11 1,024.70     0.44    0.51                   0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.
Had the investment advisor not waived or reimbursed a substantial portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.
Actual expenses paid for the period 06/01/06-10/31/06. Hypothetical expenses paid for the period 05/01/06-10/31/06.
*Banc of America Retirement 2015 Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Managers' Report - Banc of America Retirement 2015 Portfolio


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

                       Portfolio Allocation

                       as of 10/31/06 (%)
                       Columbia Large Cap
                         Enhanced Core Fund         28.6
                       Columbia Total Return Bond
                         Fund                       28.0
                       Columbia Multi-Advisor
                         International Equity Fund  13.2
                       Columbia Marsico Focused
                         Equities Fund               7.1
                       Columbia Large Cap Value
                         Fund                        6.1
                       Columbia Mid Cap Growth
                         Fund                        5.3
                       Columbia Mid Cap Value Fund   4.3
                       Columbia Small Cap Value
                         Fund II                     2.2
                       Columbia Small Cap Growth
                         Fund II                     2.0
                       Columbia Cash Reserves        2.0
                       Columbia Acorn International  1.2

  Portfolio allocation is calculated as a percentage of total investments. For the five-month period ended October 31, 2006, Banc of America Retirement 2015 Portfolio's Class A shares returned 10.40%./1/ Class Z shares returned 10.50%./1/ The portfolio's return was higher than its benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, which returned 9.26% and 4.72%, respectively./2/

The portfolio's domestic and international equity fund allocations made the most significant contribution to performance. The portfolio's equity fund allocation rose slightly during a period in which equities generally outperformed fixed income. The portfolio's fixed income allocations also contributed to the portfolio's positive return. At the end of the period, 70% of the portfolio's assets were allocated to equity funds while 30% was allocated to fixed income funds and cash.

Profit growth and Fed policy help boost equity market
As corporate profits continued to expand and the Fed called a halt to its two-year program of short-term rate hikes, the US stock market gained ground going into the second half of the year. Investors were hardly phased by a preliminary report of sluggish growth in the third quarter and continued to bid stocks higher through the end of the period. Although many of the portfolio's underlying equity positions underperformed their benchmarks, they all delivered positive returns for the period. Columbia Large Cap Enhanced Core Fund, which accounted for nearly 29% of the portfolio's assets, was a particular standout. It returned 10.79% compared to its benchmark, the S&P 500 Index, which returned 9.26%. By contrast, performances from Columbia Small Cap Growth Fund II, Columbia Small Cap Value Fund II and Columbia Marsico Focused Equities Fund were disappointing, as they lagged their benchmarks by a significant margin. Both small cap funds were relatively small positions in the portfolio throughout the period. However, we cut back on the portfolio's allocation to Columbia Small Cap Value Fund II from 2.7% to 2.2%.

Fixed income gained ground as yields declined
The Fed's shift in monetary policy also had a favorable impact on the fixed income markets. Most fixed income sectors gained ground during the period, as prices rose while yields declined. The portfolio's lone fixed income position was committed to Columbia Total Return Bond Fund, which generated a return that was generally in line with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

Looking ahead
We expect the US economy to continue to expand at a relatively modest pace through the end of the year and into 2007. With energy costs and long-term interest rates edging lower, inflation is likely to remain benign, which should keep the Fed on the sidelines, holding short-term interest rates steady. The housing market is soft and personal consumption growth is likely to slow. However, these factors could be offset

/1/The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
/2/The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US Stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Portfolio Managers' Report (continued) - Banc of America Retirement 2015
Portfolio


somewhat by gains in capital spending. We believe the portfolio is appropriately positioned for a period of slower economic growth and potentially steady to declining interest rates and we do not currently anticipate that we will alter allocations significantly unless there is a significant change in the environment.




Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Banc of America Funds portfolios. Performance for different classes will vary based on differences in fees associated with each class. For standardized performance, please refer to the Performance Information page.
The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Portfolio Profile - Banc of America Retirement 2015 Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

  Summary

  Total return as of 10/31/06


                                           [GRAPHIC] +10.40%
                                                     Class A shares


                                           [GRAPHIC] +10.50%
                                                     Class Z shares


                                           [GRAPHIC] +9.26%
                                                     S&P 500 Index


                                           [GRAPHIC] +4.72%
                                                     Lehman Brothers U.S.
                                                     Aggregate Bond Index

Summary
.. For the five-month period since the portfolio's inception through October 31, 2006, the portfolio's Class Z shares returned 10.50%.

.. The portfolio's allocation to domestic and international equity funds aided performance during a period that generally favored equities. The portfolio's fixed income allocation also generated a positive return.

.. At the end of the period, the portfolio's allocation to equities was 70%-- slightly higher than at the beginning of the period. The remaining 30% was allocated to fixed income funds and cash.

Portfolio Management
Vikram Kuriyan, Ph.D., managed the portfolio from its inception in June, 2006 until August, 2006 and has co-managed the Portfolio since August, 2006.
Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Anwiti Bahuguna, Ph.D., has co-managed the portfolio since August, 2006.
Ms. Bahuguna is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Investment Portfolio - Banc of America Retirement 2015 Portfolio, October 31,
2006


Investment Companies (a) - 102.4%                                                           Shares Value ($)
                                  Columbia Acorn International, Class Z                        888    35,972
                                  Columbia Cash Reserves, Capital Class Shares              58,019    58,019
                                  Columbia Large Cap Enhanced Core Fund, Class Z            56,817   830,100
                                  Columbia Large Cap Value Fund, Class Z                    11,966   178,411
                                  Columbia Marsico Focused Equities Fund, Class Z            9,794   206,452
                                  Columbia Mid Cap Growth Fund, Class Z                      5,994   154,581
                                  Columbia Mid Cap Value Fund, Class Z                       8,539   125,609
                                  Columbia Multi-Advisor International Equity Fund, Class Z 22,785   383,240
                                  Columbia Small Cap Growth Fund II, Class Z                 3,952    58,093
                                  Columbia Small Cap Value Fund II, Class Z                  4,634    63,436
                                  Columbia Total Return Bond Fund, Class Z                  83,969   815,334
                                  --------------------------------------------------------- ------ ---------
                                  Total Investment Companies
                                   (Cost of $2,827,331)                                            2,909,247

                                  --------------------------------------------------------- ------ ---------
                                  Total Investments - 102.4%
                                   (Cost of $2,827,331)(b)                                         2,909,247

                                  --------------------------------------------------------- ------ ---------
                                  Other Assets & Liabilities, Net - (2.4)%                           (67,010)

                                  --------------------------------------------------------- ------ ---------
                                  Net Assets - 100.0%                                              2,842,237

                              Notes to Investment Portfolio:
                           (a)Mutual funds registered under the Investment
                              Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.
                           (b)Cost for federal income tax purposes is
                              $2,828,056.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Banc of America Retirement 2015 Portfolio

October 31, 2006

                                                                          $
Assets                Affiliated investments, at cost                 2,827,331
                      Affiliated investments, at value                2,909,247
                      Receivable for:
                       Portfolio shares sold                              5,000
                       Dividends                                          3,341
                      ----------------------------------------------------------
                      Total Assets                                    2,917,588

Liabilities           Expense reimbursement due to Investment Advisor    15,829
                      Payable for:
                       Investments purchased                              5,000
                       Investment advisory fee                              235
                       Transfer agent fee                                   194
                       Pricing and bookkeeping fees                       3,995
                       Trustees' fees                                     3,958
                       Audit fee                                         19,700
                       Distribution and service fees                         16
                       Legal fee                                         14,999
                       Reports to shareholders                            8,914
                       Chief compliance officer expenses                    279
                      Other liabilities                                   2,232
                      ----------------------------------------------------------
                      Total Liabilities                                  75,351

                      ----------------------------------------------- ---------
                      Net Assets                                      2,842,237

Net Assets Consist of Paid-in capital                                 2,754,964
                      Undistributed net investment income                 5,480
                      Accumulated net realized loss                        (123)
                      Net unrealized appreciation on investments         81,916
                      ----------------------------------------------- ---------
                      Net Assets                                      2,842,237

Class A               Net assets                                         11,036
                      Shares outstanding                                  1,000
                      Net asset value per share                           11.04

Class C               Net assets                                         11,001
                      Shares outstanding                                  1,000
                      Net asset value per share                           11.00

Class R               Net assets                                         11,024
                      Shares outstanding                                  1,000
                      Net asset value per share                           11.02

Class Z               Net assets                                      2,809,176
                      Shares outstanding                                254,305
                      Net asset value per share                           11.05

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Banc of America Retirement 2015 Portfolio

For the Period Ended October 31, 2006

                                                                                                 ($)(a)
Investment Income                Dividends from affiliates                                         5,832

Expenses                         Investment advisory fee                                             284
                                 Distribution fee:
                                  Class C                                                             32
                                  Class R                                                             21
                                 Service fee:
                                  Class A                                                             11
                                  Class C                                                             11
                                 Transfer agent fee                                                  217
                                 Pricing and bookkeeping fees                                     20,007
                                 Trustees' fees                                                    6,454
                                 Audit fee                                                        20,950
                                 Registration fees                                                 8,702
                                 Legal fees                                                       14,999
                                 Reports to shareholders                                          11,120
                                 Chief compliance officer expenses                                 1,686
                                 Other expenses                                                    3,652
                                 --------------------------------------------------------------- -------
                                 Total Expenses                                                   88,146
                                 Fees and expenses waived or reimbursed by Investment Advisor    (87,794)
                                 --------------------------------------------------------------- -------
                                 Net Expenses                                                        352

                                 --------------------------------------------------------------- -------
                                 Net Investment Income                                             5,480

Net Realized and Unrealized Gain
(Loss) on Investments            Net realized loss on affiliated investments                        (123)
                                 Net change in unrealized appreciation on affiliated investments  81,916
                                 --------------------------------------------------------------- -------
                                 Net Gain                                                         81,793

                                 --------------------------------------------------------------- -------
                                 Net Increase in Net Assets from Operations                       87,273

(a)The Portfolio commenced operations on June 1, 2006.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Banc of America Retirement 2015 Portfolio


                                                                                       Period Ended
                                                                                       October 31,
Increase in Net Assets                                                                 2006 ($) (a)
Operations             Net investment income                                                  5,480
                       Net realized loss on affiliated investments                             (123)
                       Net change in unrealized appreciation on affiliated investments       81,916
                       --------------------------------------------------------------- ------------
                       Net Increase Resulting from Operations                                87,273

Share Transactions     Class A:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class C:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class R:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class Z:
                        Subscriptions                                                     2,756,933
                        Redemptions                                                         (31,969)
                       --------------------------------------------------------------- ------------
                        Net Increase                                                      2,724,964

                       Net Increase from Share Transactions                               2,754,964

                       --------------------------------------------------------------- ------------
                       Total Increase in Net Assets                                       2,842,237

Net Assets             Beginning of period                                                       --
                       End of period                                                      2,842,237
                       Undistributed net investment income at end of period                   5,480
                       --------------------------------------------------------------- ------------

Changes in Shares      Class A:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class C:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class R:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class Z:
                        Subscriptions                                                       257,228
                        Redemptions                                                          (2,923)
                       --------------------------------------------------------------- ------------
                        Net Increase                                                        254,305

(a)The Portfolio commenced operations on June 1, 2006.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2015 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class A Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.24
          Net realized and unrealized gain on investments   0.80
                                                          ------
          Total from Investment Operations                  1.04

          Net Asset Value, End of Period                  $11.04
          Total return (d)(e)(f)                           10.40%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   0.35%
          Net investment income (c)(g)                      5.51%
          Waiver/reimbursement (g)                         30.87%
          Portfolio turnover rate (f)                          6%
          Net assets, end of period (000's)               $   11



(a)Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2015 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class C Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.20
          Net realized and unrealized gain on investments   0.80
                                                          ------
          Total from Investment Operations                  1.00

          Net Asset Value, End of Period                  $11.00
          Total return (d)(e)(f)                           10.00%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   1.10%
          Net investment income (c)(g)                      4.78%
          Waiver/reimbursement (g)                         30.87%
          Portfolio turnover rate (f)                          6%
          Net assets, end of period (000's)               $   11



(a)Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2015 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class R Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.23
          Net realized and unrealized gain on investments   0.79
                                                          ------
          Total from Investment Operations                  1.02

          Net Asset Value, End of Period                  $11.02
          Total return (d)(e)(f)                           10.20%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   0.60%
          Net investment income (c)(g)                      5.26%
          Waiver/reimbursement (g)                         30.87%
          Portfolio turnover rate (f)                          6%
          Net assets, end of period (000's)               $   11



(a)Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2015 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class Z Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.08
          Net realized and unrealized gain on investments   0.97
                                                          ------
          Total from Investment Operations                  1.05

          Net Asset Value, End of Period                  $11.05
          Total return (d)(e)(f)                           10.50%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   0.10%
          Net investment income (c)(g)                      1.77%
          Waiver/reimbursement (g)                         30.87%
          Portfolio turnover rate (f)                          6%
          Net assets, end of period (000's)               $2,809



(a)Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Banc of America Retirement 2015 Portfolio, October 31, 2006


Note 1. Organization
Banc of America Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the Banc of America Retirement 2015 Portfolio (the "Portfolio").

Investment Goal
The Portfolio seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The objective will reflect a decreasing emphasis on capital growth and an increasing emphasis on income as time passes.

The Portfolio invests in Class Z shares of other equity and fixed income funds advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates. The Portfolio may also invest in Capital Class shares of money market funds advised by Columbia. The equity, fixed income and money market funds in which the Portfolio invests are collectively referred to as the "Underlying Funds." The Underlying Funds represent a variety of investment objectives and investment styles. The Portfolio's asset mix will become gradually more conservative as time passes, both leading up to and particularly after the year 2015.

Financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio's financial statements. These financial statements are available on the Columbia Funds website at www.columbiafunds.com.

Portfolio Shares
The Portfolio is authorized to issue an unlimited number of shares without par value. The Portfolio offers four classes of shares: Class A, Class C, Class R and Class Z shares, which are each offered continuously at net asset value. Each share class has its own expense structure.

Class A, Class C and Class R shares are available only to eligible group retirement plans. Class Z shares are available to eligible group retirement plans as well as to certain other investors. Class A shares of the Portfolio are designed for group retirement plans with $10 million to $50 million in aggregate plan assets. Class C shares of the Portfolio are designed for group retirement plans with less than $1 million in aggregate plan assets. A group retirement plan may not purchase more than $1 million of Class C shares. Class R shares of the Portfolio are designed for group retirement plans with $1 million to $10 million in aggregate plan assets. Class Z shares of the Portfolio are designed for group retirement plans with greater than $50 million in aggregate plan assets and are also available to certain clients of Banc of America Investment Services, Inc. purchasing through self-directed brokerage accounts and individual retirement plans.

Note 2. Significant Accounting Policies
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation
Investments in the Underlying Funds are valued at the net asset value of the shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Portfolio's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Banc of America Retirement 2015 Portfolio, October 31, 2006



Expenses
General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status
The Portfolio intends to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. As of October 31, 2006, the Portfolio did not have any reclassifications.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                  Undistributed Net
                  Undistributed   Long-Term     Unrealized
                  Ordinary Income Capital Gains Appreciation*
                  $5,878          $203                $81,191

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at October 31, 2006, based on cost of investments for federal income tax purposes was:

                      Unrealized appreciation     $82,015
                      Unrealized depreciation        (824)
                      Net unrealized appreciation $81,191

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption.
This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio's financial statements.

Banc of America Retirement 2015 Portfolio, October 31, 2006



Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Portfolio's average daily net assets.

Administration Fee
Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Bank & Trust Company ("State Street"). The total fees payable under the pricing and bookkeeping agreement are equal to the fees payable to State Street.

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the period ended October 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 7.03% of the Portfolio's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties, (including affiliates of BOA), for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period ended October 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.08% of the Portfolio's average daily net assets.

Distribution and Shareholder Servicing Fees
Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio's shares.

The Trust has adopted a combined distribution and shareholder servicing plan for Class A shares, distribution plans for the Class C and Class R shares, and a shareholder servicing plan for Class C shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

Banc of America Retirement 2015 Portfolio, October 31, 2006



The annual rates in effect as a percentage of average daily net assets are as follows:

                                                  Annual Fee Rate
               Class A Combined Distribution and
                Shareholder Servicing Plan             0.25%
               Class C Distribution Plan               0.75%
               Class C Shareholder Servicing Plan      0.25%
               Class R Distribution Plan               0.50%

Fees Paid to Officers and Trustees
All officers of the Trust, with the exception of the Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

Other
Columbia provides certain services to the Portfolio related to Sarbanes-Oxley compliance. For the period ended October 31, 2006, the Portfolio paid $878 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Expense Limits and Fee Waivers
Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2008, so that total annual operating expenses (excluding investment advisory, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually of the Portfolio's average net assets. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2008.

Note 5. Portfolio Information
For the period ended October 31, 2006, the cost of purchases and proceeds from sales of securities were $2,882,214 and $55,631, respectively.

Note 6. Shares of Beneficial Interest
As of October 31, 2006, 100.0% of the Portfolio's outstanding shares were owned by an affiliate of BOA or by a shareholder whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolio.

Note 7. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings may be used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. For the period ended October 31, 2006, the Portfolio did not borrow under this agreement.

Banc of America Retirement 2015 Portfolio, October 31, 2006



Note 8. Disclosure of Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds
Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an underlying investment company may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The officers and Trustees of the Trust also serve as officers and Trustees of certain of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities;
instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings
Banc of America Funds are not a party to any regulatory proceedings or litigation. However, on February 9, 2005, Banc of America Capital Management, LLC (now known as Columbia Management Advisors LLC (the "Adviser")) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc. (the "Distributor")) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"), Columbia Funds Series Trust (formerly known as Nations Funds Trust) and its Board of Trustees. On February 20,

Banc of America Retirement 2015 Portfolio, October 31, 2006


2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action. The MDL is ongoing.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Columbia Funds (former Nations Funds) shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. On December 28, 2005, the same plaintiffs' attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Nations Funds Trust filed a motion to dismiss this complaint on May 19, 2006, but the Court has not yet ruled on the motion. On February 22, 2006, another putative class action asserting similar causes of action (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiff agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006.

Report of Independent Registered Public Accounting Firm


To the Trustees of Banc of America Funds Trust and the Shareholders of Banc of America Retirement 2015 Portfolio
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banc of America Retirement 2015 Portfolio (the "Portfolio") (a series of Banc of America Funds Trust) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2006 (commencement of operations) through October 31, 2006, then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the transfer agent of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2006

Unaudited Information - Banc of America Retirement 2015 Portfolio


Federal Income Tax Information
For the fiscal year ended October 31, 2006, the Fund designates long-term capital gains of $203.

Matters Submitted to Shareholders
On May 31, 2006, in lieu of a meeting, the sole shareholder of beneficial interest of the series of the Trust consented and agreed to resolutions regarding certain organizational matters. First, it was unanimously approved that Edward J. Boudreau, Jr., William P. Carmichael, William A. Hawkins, R. Glenn Hilliard and Minor M. Shaw each be elected to be a Trustee of the Board of the Trust. Second, it was unanimously approved that the investment advisory agreement between the Trust and Columbia be approved. Third, it was unanimously approved that the shareholder services and distribution plan on behalf of Class A shares, the distribution plan on behalf of Class C and Class R shares, and the servicing plan on behalf of Class C shares be approved. Last, it was unanimously approved that Columbia would have the authority to hire and replace investment sub-advisors and to modify investment sub-advisory agreements on behalf of the Trust, without shareholder approval.

Fund Governance - Banc of America Retirement 2015 Portfolio


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Columbia Funds Complex overseen by each Trustee and other directorships they hold are shown below. All Trustees are not "interested" as such term is defined in the 1940 Act.

  Independent Trustees

Name, address and age, Position       Principal occupation(s) during the past five years,
with the Trust, Year first elected or Number of portfolios in the Funds Complex overseen,
appointed to office                   Other directorships held

  Edward J. Boudreau (Born 1944)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Managing Director, E.J. Boudreau & Associates
  Advisors, LLC                       (consulting), through present. Oversees 73. None
  One Financial Center
  Boston, MA 02111
  Trustee (since 2006)

  William P. Carmichael (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Trustee and Chairman of the Board; retired. Oversees
  Advisors, LLC                       73. Cobra Electronics Corporation (electronic
  One Financial Center                equipment manufacturers); Spectrum Brands, Inc.
  Boston, MA 02111                    (batteries); Simmons Company (bedding); The Finish
  Trustee and Chairman of the Board   Line (apparel)
  (since 2006)

  William A. Hawkins (Born 1942)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Retail Banking- IndyMac Bancorp, Inc., from
  Advisors, LLC                       September 1999 to August 2003; retired. Oversees 73.
  One Financial Center                None
  Boston, MA 02111
  Trustee (since 2006)

  R. Glenn Hilliard (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Chairman and Chief Executive Officer, Hilliard Group
  Advisors, LLC                       LLC (investing and consulting), from April 2003
  One Financial Center                through present; Chairman and Chief Executive Officer,
  Boston, MA 02111                    ING Americas, from 1999 to April 2003; and
  Trustee (since 2006)                Non-Executive Chairman, Conseco, Inc. (insurance),
                                      from September 2004 through present. Oversees 73.
                                      Conseco, Inc. (insurance); Alea Group Holdings
                                      (Bermuda), Ltd. (insurance)

  Minor M. Shaw (Born 1947)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Micco Corporation and Mickel Investment
  Advisors, LLC                       Group, through present. Oversees 73. Piedmont Natural
  One Financial Center                Gas
  Boston, MA 02111
  Trustee (since 2006)

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 800-426-3750.

Banc of America Retirement 2015 Portfolio



  Officers

Name, address and age, Position      Principal occupation(s) during past five years
with Funds, Year first elected or
appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 Head of Mutual Funds of the Advisor since August,
Boston, MA 02111                     2004; Managing Director of the Advisor since
President (since 2006)               September, 2005; President and Chief Executive
                                     Officer, CDC IXIS Asset Management Services, Inc.
                                     (investment management) from September, 1998 to
                                     August, 2004.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President,
Chief Financial Officer and
Treasurer (since 2006)

Mary Joan Hoene (Born 1949)
--------------------------------------------------------------------------------------------
100 Federal Street                   Senior Vice President and Chief Compliance Officer of
Boston, MA 02110                     various funds in the Fund Complex; Partner, Carter,
Senior Vice President and Chief      Ledyard & Milburn LLP (law firm) from January, 2001 to
Compliance Officer (since 2006)      August, 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2006)     Administration June, 2002 to September, 2004. Vice
                                     President Product Strategy and Development from
                                     February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller from October 2004 to
Deputy Treasurer (since 2006)        January 2006; Vice President of CDC IXIS Asset
                                     Management Services, Inc. (investment management) from
                                     August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)        Treasurer from November, 2004 to December, 2005;
                                     Director of Trustee Administration (Sarbanes-Oxley)
                                     from May, 2003 to October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Vice President of the Advisor from
Deputy Treasurer (since 2006)        July, 2002 to December, 2005; Assistant Vice President
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

Banc of America Retirement 2015 Portfolio


Name, address and age, Position   Principal occupation(s) during past five years
with Funds, Year first elected or
appointed to office

   Barry S. Vallan (Born 1969)
-----------------------------------------------------------------------------------------
   One Financial Center           Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111               October, 2004; Vice President-Trustee Reporting from
   Controller (since 2006)        April, 2002 to October, 2004; Management Consultant,
                                  PricewaterhouseCoopers (independent registered public
                                  accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory Agreement


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Banc of America Funds Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Banc of America Retirement 2015 Portfolio. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The portfolio identified above is referred to as the "Portfolio."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses
The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio's performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. ("Lipper") to be most similar to the Portfolio (the "Peer Group") and to the median expenses of a broader universe of relevant funds as determined by Lipper (the "Universe"). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

Investment Advisory Fee Rate
The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory

Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Portfolio's Peer Group.

The Board engaged in further review of the Portfolio because the Net Advisory Rate was appreciably outside the median range of the Portfolio's Peer Group. However, the Board noted other factors, including that the total expense ratio of the Portfolio was lower than the median total expense ratio of its Peer Group and Universe, that outweighed this factor. The Board also noted the small size of the Peer Group and Universe for the Portfolio and that its structure as a fund of funds made such comparisons less useful.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Portfolio appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability
Because the Portfolio commenced operation in June, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services to the Portfolio are not unreasonable.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale would be shared fairly with Portfolio shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA
The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Portfolio. Such benefits could include, among others, benefits attributable to CMA's relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolio and other clients.

Conclusion
After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"/1/) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;


/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Principal Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies
8.Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their non-subadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are in fact, relatively strong.

13.The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds
14.CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale
15.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
17.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits
18.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.Profitability generally increases with asset size. Small funds are typically unprofitable.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses
3.Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale
4.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees
6.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability
7.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION
The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses;

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts was of great benefit to the preparation of the evaluation.

Banc of America Funds

                  Banc of America Retirement 2005 Portfolio

                  Banc of America Retirement 2010 Portfolio

                  Banc of America Retirement 2015 Portfolio

                  Banc of America Retirement 2020 Portfolio

                  Banc of America Retirement 2025 Portfolio

                  Banc of America Retirement 2030 Portfolio

                  Banc of America Retirement 2035 Portfolio

                  Banc of America Retirement 2040 Portfolio

Important Information About This Report

Banc of America Retirement 2015 Portfolio

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-322-8222

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

The Portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-322-8222 and additional reports will be sent to you.

This report has been prepared for shareholders of Banc of America Retirement 2015 Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Portfolio and with the most recent copy of the Banc of America Funds portfolios Performance Update.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies and a copy of the Portfolio's voting records are available (i) at www.bancofamericafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the Portfolio voted proxies relating to portfolio securities during the 1-month period ended June 30 is available from the SEC's website. Information regarding how the Portfolio voted proxies relating to portfolio securities is also available from the Portfolio's website.

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Banc of America Funds ("the portfolios") are distributed by Columbia Management Distributors, Inc. (CMDI), member NASD and SIPC. Columbia Management Advisors, LLC (CMA), an SEC-registered investment adviser, or one of its affiliates is the investment advisor to the portfolios. CMDI and CMA are part of Columbia Management, the investment management division of Bank of America Corporation. These entities and certain of their affiliates receive compensation for the investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services they provide to the portfolios and the underlying Columbia funds and may be compensated in connection with the sale of the portfolios.
Columbia Management Advisors, LLC (the Advisor) or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, the Advisor is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.
Banc of America Investment Services, Inc. is a registered broker-dealer, member NASD and SIPC, and a non-bank subsidiary of Bank of America, N.A. BAI offers other mutual funds similar to the portfolios. The portfolios may or may not have the same returns, fees or net expense ratio as other mutual funds. Risks vary by fund family and fund manager. BAI Self-Directed Investing does not offer advice or make particular investment recommendations. For more information on all mutual funds available through BAI self-directed investing, please visit the View all funds area on the mutual funds section on www.baisidirect.com.

Banc of America 2015 Retirement

Annual Report - October 31, 2006

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/114939-1006 (12/06) 06/32390

[LOGO] Banc of America Funds

                                                                  --------------

Banc of America Retirement 2020 Portfolio

Annual Report - October 31, 2006

                       NOT FDIC INSURED  May Lose Value
                       ----------------------------------
                       NOT BANK ISSUED  No Bank Guarantee

President's Message

                                                               October 31, 2006


  Table of contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Managers' Report     4

                       Portfolio Profile              6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                    8

                       Statement of Operations        9

                       Statement of Changes in Net
                       Assets                        10

                       Financial Highlights          11

                       Notes to Financial Statements 15

                       Report of Independent
                       Registered Public Accounting
                       Firm                          21

                       Unaudited Information         22

                       Fund Governance               23

                       Board Consideration and
                       Re-Approval of Investment
                       Advisory Agreement            26

                       Summary of Management Fee
                       Evaluation by Independent Fee
                       Consultant                    29

                       Banc of America Funds         35

                       Important Information
                       About This Report             36

  The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Banc of America Funds portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Banc of America Funds portfolio. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson

                     Dear Shareholder,
                     Successful companies in the financial services industry listen to customers and develop investment products to meet their needs. At Banc of America Funds, we have clearly heard the need to build investment opportunities for those investors entering a new life phase -- retirement.

                     As 78 million baby boomers move closer to retirement, we are mindful that maintaining a comfortable lifestyle in retirement is likely to be your single most important financial goal, as it is for many Americans. To that end we have introduced Banc of America Funds portfolios, a range of target-date retirement portfolios designed for investors who want a one-step option for retirement savings. As one of the nation's leading financial companies, we are committed to being a partner in this process.

At Banc of America Funds, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us -- now and in the years to come.

As you read the following message from the manager of your portfolio, keep in mind that investing requires a long-term viewpoint. While it's important to review the performance and market environment of the most recent period, it's essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Banc of America Funds

Your investment in the portfolio is NOT a bank deposit or other obligation of, or issued or endorsed or guaranteed by, Bank of America, N.A. (Bank of America) or any of its affiliates. Your investment in the portfolio is NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. Affiliates of Bank of America are paid for the services they provide to the portfolio and the underlying funds and may be compensated in connection with the sale of the portfolio.

Economic Update - Banc of America Retirement 2020 Portfolio


  Summary

  For the five-month period ended October 31, 2006

 . The broad stock market, as measured by the S&P 500 Index, returned 9.26%.
   Large-cap value stocks led the market, as measured by the Russell 1000 Value Index.

                   S&P Index                                       Russell Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     9.26%                                            10.40%

 . Investment-grade bonds rebounded as yields declined, lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a solid return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     4.72%                                             5.16%

  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Russell 1000 Value Index tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values.
  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The US economy grew at a solid but uneven pace during the five-month period that began June 1, 2006 and ended October 31, 2006. Gross domestic product
(GDP) growth slowed as a soft housing market and slower job growth weighed on the economy. However, consumer spending remained relatively steady and rising profits freed up cash for business spending. Personal income also rose.

Although the Federal Reserve Board (the Fed) raised a key short-term interest rate to 5.25% at its June meeting--the seventeenth such increase over the past two years, the slower pace of economic growth that followed motivated the Fed to hold off on any further rate increases. Inflation also retreated, which lent further support to the Fed's decision. The prospect of stable or possibly lower interest rates jumpstarted a rally in both the stock and bond markets that continued through the end of the period.

Stocks moved solidly higher
Stock prices moved solidly higher over the five-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 9.26%. Large cap value stocks led the market, as measured by the Russell 1000 Value Index, which returned 10.40%. In general, large cap stocks outperformed mid- and small-cap stocks and value stocks did better than growth stocks, as measured by their respective Russell indices. Foreign stock markets generally trailed the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 7.96%./1/

Bonds bounced back
Although bond yields moved higher early in the period, the US bond market delivered solid returns, as prices rose and yields declined during the period. The yield on the 10-year US Treasury Note, a bellwether for the bond market, ended the period at 4.61%--approximately one-half a percentage point lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 4.72%. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 5.16%.

--------
/1/ The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information - Banc of America Retirement 2020 Portfolio


                            Net asset value per share

                            as of 10/31/06 ($)
                            Class A             11.50
                            Class C             11.46
                            Class R             11.49
                            Class Z             11.51

                  Total return as of 10/31/06 (%)

                  Share class A        C        R        Z
                  -----------------------------------------------
                  Inception   06/01/06 06/01/06 06/01/06 06/01/06
                  -----------------------------------------------
                  Life        15.00    14.60    14.90    15.10

                     Total return as of 09/30/06 (%)

                     Share class A      C      R      Z
                     -------------------------------------
                     Life        7.80   7.60   7.80   7.90

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

Banc of America Retirement 2020 Portfolio shares are sold at net asset value
(NAV). Class Z shares are sold without any Rule 12b-1 fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio's prospectus for details. Performance reflects waivers or reimbursements of portfolio expenses by the investment advisor an/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions, if any.

The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.

The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Understanding Your Expenses - Banc of America Retirement 2020 Portfolio


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.



As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. It is important to note that the portfolio's expense ratios do not include fees and expenses incurred by the underlying funds and that this shareholder report contains information for the portfolio for a 5-month period.

06/01/06 - 10/31/06

        Account value at the        Account value at the     Expenses paid      Portfolio's annualized
        beginning of the period ($) end of the period ($) during the period ($)   expense ratio (%)*
------------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical          Actual
Class A 1,000.00    1,000.00        1,138.58 1,023.44     1.57    1.79                   0.35
Class C 1,000.00    1,000.00        1,134.68 1,019.66     4.92    5.60                   1.10
Class R 1,000.00    1,000.00        1,137.62 1,022.18     2.69    3.06                   0.60
Class Z 1,000.00    1,000.00        1,139.59 1,024.70     0.45    0.51                   0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.
Had the investment advisor not waived or reimbursed a substantial portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefor, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.
Actual expenses paid for the period 06/01/06 - 10/31/06. Hypothetical expenses paid for the period 05/01/06 - 10/31/06.
*Banc of America Retirement 2020 Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Managers' Report - Banc of America Retirement 2020 Portfolio


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

                        Portfolio Allocation
                        as of 10/31/06 (%)
                        Columbia Large Cap
                          Enhanced Core Fund                 28.4
                        Columbia Total Return Bond
                          Fund                               23.2
                        Columbia Multi-Advisor
                          International Equity
                          Fund                               13.6
                        Columbia Marsico Focused
                          Equities Fund                       7.9
                        Columbia Large Cap Value
                          Fund                                6.9
                        Columbia Mid Cap Growth
                          Fund                                6.0
                        Columbia Mid Cap Value
                          Fund                                5.0
                        Columbia Small Cap Value
                          Fund II                             2.8
                        Columbia Small Cap Growth
                          Fund II                             2.5
                        Columbia Cash Reserves                2.0
                        Columbia Acorn
                          International                       1.7

                        Portfolio allocation is calculated as a percentage of total investments.


For the five-month period ended October 31, 2006, Banc of America Retirement 2020 Portfolio's Class A shares returned 15.00%./1/ Class Z shares returned 15.10%./1/ The portfolio's return was higher than its benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, which returned 9.26% and 4.72%, respectively./2/

The portfolio's domestic and international equity fund allocations made the most significant contribution to performance. The portfolio's equity fund allocation rose slightly during a period in which equities generally outperformed fixed income. The portfolio's fixed income allocations also contributed to the portfolio's positive return. At the end of the period, approximately 75% of the portfolio's assets were allocated to equity funds while 25% was allocated to fixed income funds and cash.

Profit growth and Fed policy help boost equity market
As corporate profits continued to expand and the Fed called a halt to its two-year program of short-term rate hikes, the US stock market gained ground going into the second half of the year. Investors were hardly phased by a preliminary report of sluggish growth in the third quarter and continued to bid stocks higher through the end of the period. Although many of the portfolio's underlying equity positions underperformed their benchmarks, they all delivered positive returns for the period. Columbia Large Cap Enhanced Core Fund, which accounted for 28.4% of the portfolio's assets, was a particular standout. It returned 10.79% compared to its benchmark, the S&P 500 Index, which returned 9.26%. By contrast, performances from Columbia Small Cap Growth Fund II, Columbia Small Cap Value Fund II and Columbia Marsico Focused Equities Fund were disappointing, as they lagged their benchmarks by a significant margin. Both small cap funds were relatively small positions in the portfolio throughout the period. However, we cut back on the portfolio's allocation to Columbia Small Cap Value Fund II from 3.3% to 2.8%.

Fixed income gained ground as yields declined
The Fed's shift in monetary policy also had a favorable impact on the fixed income markets. Most fixed income sectors gained ground during the period, as prices rose while yields declined . The portfolio's lone fixed income position was committed to Columbia Total Return Bond Fund, which generated a return that was generally in line with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.


--------
/1/ The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
/2/ The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US Stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Portfolio Managers' Report (continued) - Banc of America Retirement 2020
Portfolio


Looking ahead
We expect the US economy to continue to expand at a relatively modest pace through the end of the year and into 2007. With energy costs and long-term interest rates edging lower, inflation is likely to remain benign, which should keep the Fed on the sidelines, holding short-term interest rates steady. The housing market is soft and personal consumption growth is likely to slow. However, these factors could be offset somewhat by gains in capital spending. We believe the portfolio is appropriately positioned for a period of slower economic growth and potentially steady to declining interest rates and we do not currently anticipate that we will alter allocations significantly unless there is a significant change in the environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Banc of America Funds portfolios. Performance for different classes will vary based on differences in fees associated with each class. For standardized performance, please refer to the Performance Information page.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Portfolio Profile - Banc of America Retirement 2020 Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

  Summary

  Total return as of 10/31/06


                                           [GRAPHIC] +15.00%
                                                     Class A shares


                                           [GRAPHIC] +15.10%
                                                     Class Z shares


                                           [GRAPHIC] +9.26%
                                                     S&P 500 Index


                                           [GRAPHIC] +4.72%
                                                     Lehman Brothers U.S.
                                                     Aggregate Bond Index

Summary
 . For the five-month period since the portfolio's inception through
   October 31, 2006, the portfolio's Class Z shares returned 15.10%.
 . The portfolio's allocation to domestic and international equity funds aided performance during a period that generally favored equities. The portfolio's fixed income allocation also generated a positive return.
 . At the end of the period, the portfolio's allocation to equities was nearly
   75%-- slightly higher than at the beginning of the period. Just over 25% was allocated to fixed income funds and cash.

Portfolio Management
Vikram Kuriyan, Ph.D., managed the portfolio from its inception in June, 2006 until August, 2006 and has co-managed the portfolio since August, 2006.
Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Anwiti Bahuguna, Ph.D., has co-managed the portfolio since August, 2006.
Ms. Bahuguna is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Investment Portfolio - Banc of America Retirement 2020 Portfolio, October 31,
2006


Investment Companies (a) - 238.4%                             Shares Value ($)
    Columbia Acorn International, Class Z                         48     1,955
    Columbia Cash Reserves, Capital Class Shares               2,356     2,356
    Columbia Large Cap Enhanced Core Fund, Class Z             2,286    33,403
    Columbia Large Cap Value Fund, Class Z                       546     8,146
    Columbia Marsico Focused Equities Fund, Class Z              441     9,286
    Columbia Mid Cap Growth Fund, Class Z                        271     6,993
    Columbia Mid Cap Value Fund, Class Z                         397     5,836
    Columbia Multi-Advisor International Equity Fund, Class Z    949    15,969
    Columbia Small Cap Growth Fund II, Class Z                   200     2,943
    Columbia Small Cap Value Fund II, Class Z                    236     3,229
    Columbia Total Return Bond Fund, Class Z                   2,809    27,278
    --------------------------------------------------------- ------ ---------
    Total Investment Companies
     (Cost of $112,061)                                                117,394

    --------------------------------------------------------- ------ ---------
    Total Investments - 238.4%
     (Cost of $112,061)(b)                                             117,394

    --------------------------------------------------------- ------ ---------
    Other Assets & Liabilities, Net - (138.4)%                         (68,144)

    --------------------------------------------------------- ------ ---------
    Net Assets - 100.0%                                                 49,250

                              Notes to Investment Portfolio:
                           (a)Mutual funds registered under the Investment
                              Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.
                           (b)Cost for federal income tax purposes is $112,754.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Banc of America Retirement 2020 Portfolio

October 31, 2006

                                                                          ($)
Assets                Affiliated investments, at cost                   112,061

                      Affiliated investments, at value                  117,394
                      Receivable for:
                       Dividends                                            112
                      ------------------------------------------------- -------
                      Total Assets                                      117,506

Liabilities           Expense reimbursement due from Investment Advisor  15,833
                      Payable for:
                       Investment advisory fee                                4
                       Transfer agent fee                                   197
                       Pricing and bookkeeping fees                       3,995
                       Trustees' fees                                     3,958
                       Audit fee                                         19,700
                       Legal fee                                         14,999
                       Reports to shareholders                            8,914
                       Distribution and service fees                         17
                       Chief compliance officer expenses                    279
                      Other liabilities                                     360
                      ------------------------------------------------- -------
                      Total Liabilities                                  68,256

                      ------------------------------------------------- -------
                      Net Assets                                         49,250

Net Assets Consist of Paid-in capital                                    43,002
                      Undistributed net investment income                   976
                      Accumulated net realized loss                         (61)
                      Net unrealized appreciation on investments          5,333
                      ------------------------------------------------- -------
                      Net Assets                                         49,250

Class A               Net assets                                         11,500
                      Shares outstanding                                  1,000
                      Net asset value per share                           11.50

Class C
                      Net assets                                         11,464
                      Shares outstanding                                  1,000
                      Net asset value per share                           11.46

Class R
                      Net assets                                         11,489
                      Shares outstanding                                  1,000
                      Net asset value per share                           11.49

Class Z
                      Net assets                                         14,797
                      Shares outstanding                                  1,285
                      Net asset value per share                           11.51

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Banc of America Retirement 2020 Portfolio

For the Period Ended October 31, 2006

                                                                                                 ($)(a)
Investment Income                Dividends from affiliates                                         1,069

Expenses                         Investment advisory fee                                              18
                                 Distribution fee:
                                  Class C                                                             32
                                  Class R                                                             21
                                 Service fee:
                                  Class A                                                             11
                                  Class C                                                             11
                                 Transfer agent fee                                                  220
                                 Pricing and bookkeeping fees                                     20,007
                                 Trustees' fees                                                    6,454
                                 Audit fee                                                        20,950
                                 Legal fee                                                        14,999
                                 Registration fee                                                  8,702
                                 Reports to shareholders                                          11,120
                                 Chief compliance officer expenses                                 1,685
                                 Other expenses                                                    3,653
                                 --------------------------------------------------------------- -------
                                 Total Expenses                                                   87,883

                                 Fees and expenses waived or reimbursed by Investment Advisor    (87,790)
                                 --------------------------------------------------------------- -------
                                 Net Expenses                                                         93

                                 --------------------------------------------------------------- -------
                                 Net Investment Income                                               976

Net Realized and Unrealized Gain
(Loss) on Investments            Net realized loss on affiliated investments                         (61)

                                 Net change in unrealized appreciation on affiliated investments   5,333
                                 --------------------------------------------------------------- -------
                                 Net Gain                                                          5,272

                                 --------------------------------------------------------------- -------
                                 Net Increase in Net Assets from Operations                        6,248

(a)The Portfolio commenced operations on June 1, 2006.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Banc of America Retirement 2020 Portfolio


                                                                                       Period Ended
                                                                                       October 31,
Increase in Net Assets                                                                 2006 ($) (a)
Operations             Net investment income                                                    976
                       Net realized loss on affiliated investments                              (61)
                       Net change in unrealized appreciation on affiliated investments        5,333
                       --------------------------------------------------------------- ------------
                       Net Increase Resulting from Operations                                 6,248

Share Transactions     Class A:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class C:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class R:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class Z:
                        Subscriptions                                                        13,002
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         13,002

                       Net Increase from Share Transactions                                  43,002

                       --------------------------------------------------------------- ------------
                       Total Increase in Net Assets                                          49,250

Net Assets             Beginning of period                                                       --
                       End of period                                                         49,250
                       Undistributed net investment income at end of period                     976
                       --------------------------------------------------------------- ------------

Changes in Shares      Class A:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class C:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class R:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class Z:
                        Subscriptions                                                         1,285
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,285



(a)The Portfolio commenced operations on June 1, 2006.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2020 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class A Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.25
          Net realized and unrealized gain on investments    1.25
                                                          -------
          Total from Investment Operations                   1.50

          Net Asset Value, End of Period                  $ 11.50
          Total return (d)(e)(f)                            15.00%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.35%
          Net investment income (c)(g)                       5.77%
          Waiver/reimbursement (g)                         499.41%
          Portfolio turnover rate (f)                          48%
          Net assets, end of period (000's)               $    12

(a)Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2020 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class C Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.22
          Net realized and unrealized gain on investments    1.24
                                                          -------
          Total from Investment Operations                   1.46

          Net Asset Value, End of Period                  $ 11.46
          Total return (d)(e)(f)                            14.60%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    1.10%
          Net investment income (c)(g)                       5.01%
          Waiver/reimbursement (g)                         499.41%
          Portfolio turnover rate (f)                          48%
          Net assets, end of period (000's)               $    11

(a)Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2020 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class R Shares                                  2006(a)
          Net Asset Value, Beginning of Period            $ 10.00
                                                          -------
          Income from Investment Operations:
          Net investment income (b)(c)                       0.24
          Net realized and unrealized gain on investments    1.25
                                                          -------
          Total from Investment Operations                   1.49

          Net Asset Value, End of Period                  $ 11.49
          Total return (d)(e)(f)                            14.90%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.60%
          Net investment income (c)(g)                       5.56%
          Waiver/reimbursement (g)                         499.41%
          Portfolio turnover rate (f)                          48%
          Net assets, end of period (000's)               $    11




(a)Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2020 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class Z Shares                                  2006(a)
          Net Asset Value, Beginning of Period            $ 10.00
                                                          -------
          Income from Investment Operations:
          Net investment income (b)(c)                       0.25
          Net realized and unrealized gain on investments    1.26
                                                          -------
          Total from Investment Operations                   1.51

          Net Asset Value, End of Period                  $ 11.51
          Total return (d)(e)(f)                            15.10%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.10%
          Net investment income (c)(g)                       5.84%
          Waiver/reimbursement (g)                         499.41%
          Portfolio turnover rate (f)                          48%
          Net assets, end of period (000's)               $    15




(a)Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Banc of America Retirement 2020 Portfolio, October 31, 2006


Note 1. Organization
Banc of America Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the Banc of America Retirement 2020 Portfolio (the "Portfolio").

Investment Goal
The Portfolio seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The objective will reflect a decreasing emphasis on capital growth and an increasing emphasis on income as time passes.

The Portfolio invests in Class Z shares of other equity and fixed income funds advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates. The Portfolio may also invest in Capital Class shares of money market funds advised by Columbia. The equity, fixed income and money market funds in which the Portfolio invests are collectively referred to as the "Underlying Funds". The Underlying Funds represent a variety of investment objectives and investment styles. The Portfolio's asset mix will become gradually more conservative as time passes, both leading up to and particularly after the year 2020.

Financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio's financial statements. These financial statements are available on the Columbia Funds website at www.columbiafunds.com.

Portfolio Shares
The Portfolio is authorized to issue an unlimited number of shares without par value. The Portfolio offers four classes of shares: Class A, Class C, Class R and Class Z shares, which are each offered continuously at net asset value. Each share class has its own expense structure.

Class A, Class C and Class R shares are available only to eligible group retirement plans. Class Z shares are available to eligible group retirement plans as well as to certain other investors. Class A shares of the Portfolio are designed for group retirement plans with $10 million to $50 million in aggregate plan assets. Class C shares of the Portfolio are designed for group retirement plans with less than $1 million in aggregate plan assets. A group retirement plan may not purchase more than $1 million of Class C shares.
Class R shares of the Portfolio are designed for group retirement plans with $1 million to $10 million in aggregate plan assets. Class Z shares of the Portfolio are designed for group retirement plans with greater than $50 million in aggregate plan assets and are also available to certain clients of Banc of America Investment Services, Inc. purchasing through self-directed brokerage accounts and individual retirement plans.

Note 2. Significant Accounting Policies
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation
Investments in the Underlying Funds are valued at the net asset value of the shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Portfolio's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Banc of America Retirement 2020 Portfolio, October 31, 2006



Expenses
General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status
The Portfolio intends to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. As of October 31, 2006, the Portfolio did not have any reclassifications.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed Net
                   Ordinary      Long-term     Unrealized
                   Income        Capital Gains Appreciation*
                   $1,433        $175          $4,640

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at October 31, 2006, based on cost of investments for federal income tax purposes was:

                      Unrealized appreciation     $4,643
                      Unrealized depreciation         (3)
                      Net unrealized appreciation $4,640

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio's financial statements.

Banc of America Retirement 2020 Portfolio, October 31, 2006



Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Portfolio's average daily net assets.

Administration Fee
Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Bank & Trust Company ("State Street"). The total fees payable under the pricing and bookkeeping agreement are equal to the fees payable to State Street.

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the period ended October 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 113.81% of the Portfolio's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period ended October 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 1.25% of the Portfolio's average daily net assets.

Distribution and Shareholder Servicing Fees
Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio's shares.

The Trust has adopted a combined distribution and shareholder servicing plan for Class A shares, distribution plans for the Class C and Class R shares, and a shareholder servicing plan for Class C shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

Banc of America Retirement 2020 Portfolio, October 31, 2006



The annual rates in effect as a percentage of average daily net assets are as follows:

                                                  Annual Fee Rate
               Class A Combined Distribution and
                Shareholder Servicing Plan             0.25%
               Class C Distribution Plan               0.75%
               Class C Shareholder Servicing Plan      0.25%
               Class R Distribution Plan               0.50%

Fees Paid to Officers and Trustees
All officers of the Trust, with the exception of the Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

Other
Columbia provides certain services to the Portfolio related to Sarbanes-Oxley compliance. For the period ended October 31, 2006, the Portfolio paid $878 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Expense Limits and Fee Waivers
Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2008, so that total annual operating expenses (excluding investment advisory, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the portfolio's investment in other investment companies) do not exceed 0.00% annually of the Portfolio's average net assets. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2008.

Note 5. Portfolio Information
For the period ended October 31, 2006, the cost of purchases and proceeds from sales of securities were $147,003 and $34,404, respectively.

Note 6. Shares of Beneficial Interest
As of October 31, 2006, 93.3% of the Portfolio's outstanding shares were owned by an affiliate of BOA. Also, the Portfolio had one shareholder, over whose account Bank of America or its affiliates did not have investment discretion, which held 6.7% of the shares outstanding. Subscription and redemption activity of these shareholders may have a significant effect on the operations of the Portfolio.

Note 7. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings may be used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. For the period ended October 31, 2006, the Portfolio did not borrow under this agreement.

Banc of America Retirement 2020 Portfolio, October 31, 2006



Note 8. Disclosure of Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds
Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The officers and Trustees of the Trust also serve as officers and Trustees of certain of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities;
instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings
Banc of America Funds are not a party to any regulatory proceedings or litigation. However, on February 9, 2005, Banc of America Capital Management, LLC (now known as Columbia Management Advisors LLC (the "Adviser")) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc. (the "Distributor")) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"), Columbia Funds Series Trust (formerly known as Nations Funds Trust) and its Board of Trustees. On February 20,

Banc of America Retirement 2020 Portfolio, October 31, 2006


2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action. The MDL is ongoing.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Columbia Funds (former Nations Funds) shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. On December 28, 2005, the same plaintiffs' attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Nations Funds Trust filed a motion to dismiss this complaint on May 19, 2006, but the Court has not yet ruled on the motion. On February 22, 2006, another putative class action asserting similar causes of action (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiff agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006.

Report of Independent Registered Public Accounting Firm


To the Trustees of Banc of America Funds Trust and the Shareholders of Banc of America Retirement 2020 Portfolio
In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banc of America Retirement 2020 Portfolio (the "Portfolio") (a series of Banc of America Funds Trust) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Overnight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the transfer agent of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2006

Unaudited Information - Banc of America Retirement 2020 Portfolio



Federal Income Tax Information
For the fiscal year ended October 31, 2006, the Fund designates long-term capital gains of $175.

Matters Submitted to Shareholders
On May 31, 2006, in lieu of a meeting, the sole shareholder of beneficial interest of the series of the Trust consented and agreed to resolutions regarding certain organizational matters. First, it was unanimously approved that Edward J. Boudreau, Jr., William P. Carmichael, William A. Hawkins, R. Glenn Hilliard and Minor M. Shaw each be elected to be a Trustee of the Board of the Trust. Second, it was unanimously approved that the investment advisory agreement between the Trust and Columbia be approved. Third, it was unanimously approved that the shareholder servicing and distribution plan on behalf of Class A shares, the distribution plan on behalf of Class C and Class R shares, and the servicing plan on behalf of Class C shares be approved. Last, it was unanimously approved that Columbia would have the authority to hire and replace investment sub-advisors and to modify investment sub-advisory agreements on behalf of the Trust, without shareholder approval.

Fund Governance - Banc of America Retirement 2020 Portfolio


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Columbia Funds Complex overseen by each Trustee and other directorships they hold are shown below. All Trustees are not "interested" as such term is defined in the 1940 Act.

  Independent Trustees

Name, address and age, Position       Principal occupation(s) during the past five years,
with the Trust, Year first elected or Number of portfolios in the Funds Complex overseen,
appointed to office                   Other directorships held

  Edward J. Boudreau (Born 1944)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Managing Director, E.J. Boudreau & Associates
  Advisors, LLC                       (consulting), through present. Oversees 73. None
  One Financial Center
  Boston, MA 02111
  Trustee (since 2006)

  William P. Carmichael (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Trustee and Chairman of the Board; retired. Oversees
  Advisors, LLC                       73. Cobra Electronics Corporation (electronic
  One Financial Center                equipment manufacturer); Spectrum Brands, Inc.
  Boston, MA 02111                    (batteries); Simmons Company (bedding); The Finish
  Trustee and Chairman of the Board   Line (apparel)
  (since 2006)

  William A. Hawkins (Born 1942)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Retail Banking--IndyMac Bancorp, Inc., from
  Advisors, LLC                       September 1999 to August 2003; Retired. Oversees 73.
  One Financial Center                None
  Boston, MA 02111
  Trustee (since 2006)

  R. Glenn Hilliard (born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Chairman and Chief Executive Officer, Hilliard Group
  Advisors, LLC                       LLC (investing and consulting), from April 2003
  One Financial Center                through present; Chairman and Chief Executive Officer,
  Boston, MA 02111                    ING Americas, from 1999 to April 2003; and
  Trustee (since 2006)                Non-Executive Chairman, Conseco, Inc. (insurance),
                                      from September 2004 through present. Oversees 73.
                                      Conseco, Inc. (insurance); Alea Group Holdings
                                      (Bermuda), Ltd. (insurance)

  Minor M. Shaw (Born 1947)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Micco Corporation and Mickel Investment
  Advisors, LLC                       Group, through present. Oversees 73. Piedmont Natural
  One Financial Center                Gas
  Boston, MA 02111
  Trustee (since 2006)

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 800-426-3750.

Banc of America Retirement 2020 Portfolio



  Officers

Name, address and age, Position      Principal occupation(s) during past five years
with Columbia Funds, Year first
elected or appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 Head of Mutual Funds of the Advisor since August,
Boston, MA 02111                     2004; Managing Director of the Advisor since
President (since 2006)               September, 2005; President and Chief Executive
                                     Officer, CDC IXIS Assets Management Services, Inc.
                                     (investment management) from September, 1998 to
                                     August, 2004.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President, Chief
Financial Officer and Treasurer
(since 2006)

Mary Joan Hoene (Born 1949)
--------------------------------------------------------------------------------------------
100 Federal Street                   Senior Vice President and Chief Compliance Officer of
Boston, MA 02110                     various funds in the Fund Complex; partner, Carter,
Senior Vice President and Chief      Ledyard & Milburn LLP (law firm) from January, 2001 to
Compliance Officer (since 2006)      August, 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2006)     Administration June, 2002 to September, 2004. Vice
                                     President Product Strategy and Development from
                                     February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller from October 2004 to
Deputy Treasurer (since 2006)        January 2006; Vice President of CDC IXIS Asset
                                     Management Services, Inc. (investment management) from
                                     August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)        Treasurer from November, 2004 to December, 2005;
                                     Director of Trustee Administration (Sarbanes-Oxley)
                                     from May, 2003 to October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Vice President of the Advisor from
Deputy Treasurer (since 2006)        July, 2002 to December, 2005; Assistant Vice President
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

Banc of America Retirement 2020 Portfolio


Name, address and age, Position   Principal occupation(s) during past five years
with Funds, Year first elected or
appointed to office

   Barry S. Vallan (Born 1969)
-----------------------------------------------------------------------------------------
   One Financial Center           Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111               October , 2004; Vice President-Trustee Reporting from
   Controller (since 2004)        April, 2002 to October , 2004; Management Consultant,
                                  PricewaterhouseCoopers (independent registered public
                                  accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Banc of America Funds Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Banc of America Retirement 2020 Portfolio. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The portfolio identified above is referred to as the "Portfolio."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses
The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio's performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. ("Lipper") to be most similar to the Portfolio (the "Peer Group") and to the median expenses of a broader universe of relevant funds as determined by Lipper (the "Universe"). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

Investment Advisory Fee Rate
The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the

Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Portfolio's Peer Group.

The Board engaged in further review of the Portfolio because the Net Advisory Rate was appreciably outside the median range of the Portfolio's Peer Group. However, the Board noted other factors, including that the total expense ratio of the Portfolio was lower than the median total expense ratio of its Peer Group and Universe, that outweighed this factor. The Board also noted the small size of the Peer Group and Universe for the Portfolio and that its structure as a fund of funds made such comparisons less useful.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Portfolio appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability
Because the Portfolio commenced operation in June, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services to the Portfolio are not unreasonable.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale would be shared fairly with Portfolio shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA
The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Portfolio. Such benefits could include, among others, benefits attributable to CMA's relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolio and other clients.

Conclusion
After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"/1/) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Principal Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies
8.Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their non-subadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds
14.CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale
15.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
17.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits
18.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.Profitability generally increases with asset size. Small funds are typically unprofitable.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses
3.Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale
4.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees
6.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability
7.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION
The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses;

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts was of great benefit to the preparation of the evaluation.

Bank of America Funds

                  Banc of America Retirement 2005 Portfolio

                  Banc of America Retirement 2010 Portfolio

                  Banc of America Retirement 2015 Portfolio

                  Banc of America Retirement 2020 Portfolio

                  Banc of America Retirement 2025 Portfolio

                  Banc of America Retirement 2030 Portfolio

                  Banc of America Retirement 2035 Portfolio

                  Banc of America Retirement 2040 Portfolio

Important Information About This Report

Banc of America Retirement 2020 Portfolio

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-322-8222

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

The Portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-322-8222 and additional reports will be sent to you.

This report has been prepared for shareholders of Banc of America Retirement 2020 Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Portfolio and with the most recent copy of the Banc of America Funds portfolios Performance Update.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies and a copy of the Portfolio's voting records are available (i) at www.bancofamericafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the Portfolio voted proxies relating to portfolio securities during the 1-month period ended June 30 is available from the SEC's website. Information regarding how the Portfolio voted proxies relating to portfolio securities is also available from the Portfolio's website.

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


  Banc of America Funds ("the portfolios") are distributed by Columbia Management Distributors, Inc. (CMDI), member NASD and SIPC. Columbia Management Advisors, LLC (CMA), an SEC-registered investment adviser, or one of its affiliates is the investment advisor to the portfolios. CMDI and CMA are part of Columbia Management, the investment management division of Bank of America Corporation. These entities and certain of their affiliates receive compensation for the investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services they provide to the portfolios and the underlying Columbia funds and may be compensated in connection with the sale of the portfolios.

  Columbia Management Advisors, LLC (the Advisor) or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, the Advisor is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.

  Banc of America Investment Services, Inc. is a registered broker-dealer, member NASD and SIPC, and a non-bank subsidiary of Bank of America, N.A. BAI offers other mutual funds similar to the portfolios. The portfolios may or may not have the same returns, fees or net expense ratio as other mutual funds. Risks vary by fund family and fund manager. BAI Self-Directed Investing does not offer advice or make particular investment recommendations. For more information on all mutual funds available through BAI self-directed investing, please visit the View all funds area on the mutual funds section on www.baisidirect.com.

Banc of America Retirement 2020 Portfolio

Annual Report - October 31, 2006

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/115035-1006 (12/06) 06/32267

[LOGO] Banc of America Funds(R)


Banc of America Retirement 2025 Portfolio

Annual Report - October 31, 2006

                       NOT FDIC INSURED  May Lose Value
                       ----------------------------------
                       NOT BANK ISSUED  No Bank Guarantee

President's Message

                                                               October 31, 2006

  Table of contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Managers' Report     4

                       Portfolio Profile              6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                    8

                       Statement of Operations        9

                       Statement of Changes in Net
                       Assets                        10

                       Financial Highlights          11

                       Notes to Financial Statements 15

                       Report of Independent
                       Registered Public Accounting
                       Firm                          21

                       Unaudited Information         22

                       Fund Governance               23

                       Board Consideration and
                       Re-Approval of Investment
                       Advisory Agreement            26

                       Summary of Management Fee
                       Evaluation by Independent Fee
                       Consultant                    29

                       Banc of America Funds         35

                       Important Information
                       about This Report             36

  The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Banc of America Funds portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Banc of America Funds portfolio. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson

                     Dear Shareholder,
                     Successful companies in the financial services industry listen to customers and develop investment products to meet their needs. At Banc of America Funds, we have clearly heard the need to build investment opportunities for those investors entering a new life phase -- retirement.

                     As 78 million baby boomers move closer to retirement, we are mindful that maintaining a comfortable lifestyle in retirement is likely to be your single most important financial goal, as it is for many Americans. To that end we have introduced Banc of America Funds portfolios, a range of target-date retirement portfolios designed for investors who want a one-step option for retirement savings. As one of the nation's leading financial companies, we are committed to being a partner in this process.

At Banc of America Funds, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us -- now and in the years to come.

As you read the following message from the manager of your portfolio, keep in mind that investing requires a long-term viewpoint. While it's important to review the performance and market environment of the most recent period, it's essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Banc of America Funds

Your investment in the portfolio is NOT a bank deposit or other obligation of, or issued or endorsed or guaranteed by, Bank of America, N.A. (Bank of America) or any of its affiliates. Your investment in the portfolio is NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. Affiliates of Bank of America are paid for the services they provide to the portfolio and the underlying funds and may be compensated in connection with the sale of the portfolio.

Economic Update - Banc of America Retirement 2025 Portfolio


The US economy grew at a solid but uneven pace during the five-month period that began June 1, 2006 and ended October 31, 2006. Gross domestic product
(GDP) growth slowed as a soft housing market and slower job growth weighed on the economy. However, consumer spending remained relatively steady and rising profits freed up cash for business spending. Personal income also rose.

Although the Federal Reserve Board (the Fed) raised a key short-term interest rate to 5.25% at its June meeting--the seventeenth such increase over the past two years, the slower pace of economic growth that followed motivated the Fed to hold off on any further rate increases. Inflation also retreated, which lent further support to the Fed's decision. The prospect of stable or possibly lower interest rates jumpstarted a rally in both the stock and bond markets that continued through the end of the period.

Stocks moved solidly higher
Stock prices moved solidly higher over the five-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 9.26%. Large cap value stocks led the market, as measured by the Russell 1000 Value Index, which returned 10.40%. In general, large cap stocks outperformed mid- and small-cap stocks and value stocks did better than growth stocks, as measured by their respective Russell indices. Foreign stock markets generally trailed the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 7.96%./1/

Bonds bounced back
Although bond yields moved higher early in the period, the US bond market delivered solid returns, as prices rose and yields declined during the period. The yield on the 10-year US Treasury Note, a bellwether for the bond market, ended the period at 4.61%--approximately one-half a percentage point lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 4.72%. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 5.16%.



/1/The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
  Summary

  For the five-month period ended October 31, 2006

 . The broad stock market, as measured by the S&P 500 Index, returned 9.26%.
   Large-cap value stocks led the market, as measured by the Russell 1000 Value Index.

                   S&P Index                                       Russell Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     9.26%                                            10.40%

 . Investment-grade bonds rebounded as yields declined, lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a solid return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     4.72%                                             5.16%

  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Russell 1000 Value Index tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values.
  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information - Banc of America Retirement 2025 Portfolio



                            Net asset value per share

                            as of 10/31/06 ($)
                            Class A             10.92
                            Class C             10.89
                            Class R             10.91
                            Class Z             10.93

                   Total return as of 10/31/06 (%)

                   Share class A        C        R        Z
                   -----------------------------------------------
                   Inception   06/01/06 06/01/06 06/01/06 06/01/06
                   -----------------------------------------------
                   Life        9.20     8.90     9.10     9.30

                     Total return as of 09/30/06 (%)

                     Share class A      C      R      Z
                     -------------------------------------
                     Life        6.10   5.80   6.00   6.20

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.
Banc of America Retirement 2025 Portfolio shares are sold at net asset value
(NAV). Class Z shares are sold without any Rule 12b-1 fees. Performance for each share class will vary based on differences in fee associated with each class. Each share class has specific eligibility requirements. Please see the portfolio's prospectus for details. Performance reflects waivers or reimbursements of portfolio expenses by the investments advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions, if any.
The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Understanding Your Expenses - Banc of America Retirement 2025 Portfolio


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. It is important to note that the portfolio's expense ratios do not include fees and expenses incurred by the underlying funds and that this shareholder report contains information for the portfolio for a 5-month period.

06/01/06 - 10/31/06

        Account value at the        Account value at the     Expenses paid      Portfolio's annualized
        beginning of the period ($) end of the period ($) during the period ($)   expense ratio (%)*
------------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical          Actual
Class A 1,000.00    1,000.00        1,081.19 1,023.44     1.53    1.79                   0.35
Class C 1,000.00    1,000.00        1,078.22 1,019.66     4.79    5.60                   1.10
Class R 1,000.00    1,000.00        1,080.19 1,022.18     2.62    3.06                   0.60
Class Z 1,000.00    1,000.00        1,082.20 1,024.70     0.44    0.51                   0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.
Had the investment advisor not waived or reimbursed a substantial portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.
Actual expenses paid for the period 06/01/06-10/31/06. Hypothetical expenses paid for the period 05/01/06-10/31/06.
* Banc of America Retirement 2025 Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Managers' Report - Banc of America Retirement 2025 Portfolio


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

                        Portfolio Allocation

                        as of 10/31/06 (%)
                        Columbia Large Cap
                          Enhanced Core Fund        29.3
                        Columbia Total Return Bond
                          Fund                      18.1
                        Columbia Multi-Advisor
                          International Equity Fund 14.2
                        Columbia Marsico Focused
                          Equities Fund              8.8
                        Columbia Large Cap Value
                          Fund                       7.8
                        Columbia Mid Cap Growth
                          Fund                       6.4
                        Columbia Mid Cap Value
                          Fund                       5.4
                        Columbia Small Cap Value
                          Fund II                    3.4
                        Columbia Small Cap Growth
                          Fund II                    2.4
                        Columbia Acorn
                          International              2.2
                        Columbia Cash Reserves       2.0

  Portfolio allocation is calculated as a percentage of total investments.

For the five-month period ended October 31, 2006, Banc of America Retirement 2025 Portfolio's Class A shares returned 9.20%./1/ Class Z shares returned 9.30%./1/ The portfolio's return was higher than its benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, which returned 9.26% and 4.72%, respectively./2/

The portfolio's domestic and international equity fund allocations made the most significant contribution to performance. The portfolio's equity fund allocation rose slightly during a period in which equities generally outperformed fixed income. The portfolio's fixed income allocations also contributed to the portfolio's positive return. At the end of the period, approximately 80% of the portfolio's assets were allocated to equity funds while 20% was allocated to fixed income funds and cash.

Profit growth and Fed policy help boost equity market
As corporate profits continued to expand and the Federal Reserve Board (the
Fed) called a halt to its two-year program of short-term rate hikes, the US stock market gained ground going into the second half of the year. Investors were hardly phased by a preliminary report of sluggish growth in the third quarter and continued to bid stocks higher through the end of the period. Although many of the portfolio's underlying equity positions underperformed their benchmarks, they all delivered positive returns for the period. Columbia Large Cap Enhanced Core Fund, which accounted for 29.3% of the portfolio's assets, was a particular standout. It returned 10.79% compared to its benchmark, the S&P 500 Index, which returned 9.26%. By contrast, performances from Columbia Small Cap Growth Fund II, Columbia Small Cap Value Fund II and Columbia Marsico Focused Equities Fund were disappointing, as they lagged their benchmarks by a significant margin. We cut back on the portfolio's allocation to Columbia Small Cap Value Fund II from 3.9% to 3.4%.

Fixed income gained ground as yields declined
The Fed's shift in monetary policy also had a favorable impact on the fixed income markets. Most fixed income sectors gained ground during the period, as prices rose while yields declined . The portfolio's lone fixed income position was committed to Columbia Total Return Bond Fund, which generated a return that was generally in line with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

/1/The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
/2/The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Portfolio Managers' Report (continued) - Banc of America Retirement 2025
Portfolio





Looking ahead
We expect the US economy to continue to expand at a relatively modest pace through the end of the year and into 2007. With energy costs and long-term interest rates edging lower, inflation is likely to remain benign, which should keep the Fed on the sidelines, holding short-term interest rates steady. The housing market is soft and personal consumption growth is likely to slow. However, these factors could be offset somewhat by gains in capital spending. We believe the portfolio is appropriately positioned for a period of slower economic growth and potentially steady to declining interest rates and we do not currently anticipate that we will alter allocations significantly unless there is a significant change in the environment.





Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Banc of America Retirement Funds portfolios. Performance for different classes will vary based on differences in fees associated with each class. For standardized performance, please refer to the Performance Information page.
The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Portfolio Profile - Banc of America Retirement 2025 Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

  Summary

  Total return as of 10/31/06


                                           [GRAPHIC] +9.20%
                                                     Class A shares


                                           [GRAPHIC] +9.30%
                                                     Class Z shares


                                           [GRAPHIC] +9.26%
                                                     S&P 500 Index


                                           [GRAPHIC] +4.72%
                                                     Lehman Brothers U.S.
                                                     Aggregate Bond Index

Summary
.. For the five-month period since the portfolio's inception through October 31, 2006, the portfolio's Class Z shares returned 9.30%.

.. The portfolio's allocation to domestic and international equity funds aided performance during a period that generally favored equities. The portfolio's fixed income allocation also generated a positive return.

.. At the end of the period, the portfolio's allocation to equities was nearly
  80%-- slightly higher than at the beginning of the period. Just over 20% was allocated to fixed income funds and cash.

Portfolio Management
Vikram Kuriyan, Ph.D., managed the portfolio from its inception in June, 2006 until August, 2006 and has co-managed the portfolio since August, 2006.
Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Anwiti Bahuguna, Ph.D., has co-managed the portfolio since August, 2006.
Ms. Bahuguna is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Investment Portfolio - Banc of America Retirement 2025 Portfolio, October 31,
2006


Investment Companies (a) - 102.0%                             Shares Value ($)
    Columbia Acorn International, Class Z                      1,901    76,997
    Columbia Cash Reserves, Capital Class Shares              70,992    70,992
    Columbia Large Cap Enhanced Core Fund, Class Z            71,071 1,038,350
    Columbia Large Cap Value Fund, Class Z                    18,571   276,900
    Columbia Marsico Focused Equities Fund, Class Z           14,753   310,987
    Columbia Mid Cap Growth Fund, Class Z                      8,791   226,721
    Columbia Mid Cap Value Fund, Class Z                      13,034   191,732
    Columbia Multi-Advisor International Equity Fund, Class Z 29,825   501,659
    Columbia Small Cap Growth Fund II, Class Z                 5,851    86,010
    Columbia Small Cap Value Fund II , Class Z                 8,688   118,938
    Columbia Total Return Bond Fund, Class Z                  65,990   640,763
    --------------------------------------------------------- ------ ---------
    Total Investment Companies
     (Cost of $3,425,829)                                            3,540,049

    --------------------------------------------------------- ------ ---------
    Total Investments - 102.0%
     (Cost of $3,425,829)(b)                                         3,540,049

    --------------------------------------------------------- ------ ---------
    Other Assets & Liabilities, Net - (2.0)%                           (68,624)

    --------------------------------------------------------- ------ ---------
    Net Assets - 100.0%                                              3,471,425

                              Notes to Investment Portfolio:
                           (a)Mutual funds registered under the Investment
                              Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC, or one of its affiliates.
                           (b)Cost for federal income tax purposes is
                              $3,426,547.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Banc of America Retirement 2025 Portfolio

October 31, 2006

                                                                           ($)
Assets                Affiliated investments, at identified cost        3,425,829
                      Affiliated investments, at value                  3,540,049
                      Receivable for:
                       Fund shares sold                                    25,000
                       Dividends                                            2,754
                      ------------------------------------------------- ---------
                      Total Assets                                      3,567,803

Liabilities           Expense reimbursement due from Investment Advisor    15,824
                      Payable for:
                       Investments purchased                               27,857
                       Investment advisory fee                                290
                       Transfer agent fee                                     189
                       Pricing and bookkeeping fees                         3,995
                       Trustees' fees                                       3,958
                       Audit fee                                           19,700
                       Legal fee                                           14,999
                       Reports to shareholders                              8,914
                       Distribution and service fees                           16
                       Chief compliance officer expenses                      279
                      Other liabilities                                       357
                      ------------------------------------------------- ---------
                      Total Liabilities                                    96,378

                      ------------------------------------------------- ---------
                      Net Assets                                        3,471,425

Net Assets consist of Paid-in capital                                   3,350,553
                      Undistributed net investment income                   5,552
                      Accumulated net realized gain                         1,100
                      Net unrealized appreciation on investments          114,220
                      ------------------------------------------------- ---------
                      Net Assets                                        3,471,425

Class A               Net assets                                           10,923
                      Shares outstanding                                    1,000
                      Net asset value per share                             10.92

Class C
                      Net assets                                           10,889
                      Shares outstanding                                    1,000
                      Net asset value per share                             10.89

Class R
                      Net assets                                           10,912
                      Shares outstanding                                    1,000
                      Net asset value per share                             10.91

Class Z
                      Net assets                                        3,438,701
                      Shares outstanding                                  314,571
                      Net asset value per share                             10.93

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Banc of America Retirement 2025 Portfolio

(For the Period Ended October 31, 2006)

                                                                                                   ($)(a)
Investment Income                Dividends from affiliates                                         5,971

Expenses                         Investment advisory fee                                             354
                                 Distribution fee:
                                  Class C                                                             32
                                  Class R                                                             21
                                 Service fee:
                                  Class A                                                             11
                                  Class C                                                             11
                                 Transfer agent fee                                                  220
                                 Pricing and bookkeeping fees                                     20,007
                                 Trustees' fees                                                    6,454
                                 Audit fee                                                        20,950
                                 Legal fee                                                        14,999
                                 Registration fee                                                  8,702
                                 Reports to shareholders                                          11,120
                                 Chief compliance officer expenses                                 1,687
                                 Other expenses                                                    3,650
                                 --------------------------------------------------------------- -------
                                 Total Expenses                                                   88,218

                                 Fees and expenses waived or reimbursed by Investment Advisor    (87,799)
                                 --------------------------------------------------------------- -------
                                 Net Expenses                                                        419

                                 --------------------------------------------------------------- -------
                                 Net Investment Income                                             5,552

Net Realized and Unrealized Gain
on Investments                   Net realized gain on affiliated investments                       1,100
                                 Net change in unrealized appreciation on affiliated investments 114,220
                                 --------------------------------------------------------------- -------
                                 Net Gain                                                        115,320

                                 --------------------------------------------------------------- -------
                                 Net Increase Resulting from Operations                          120,872

(a)The Portfolio commenced operations on June 1, 2006.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Banc of America Retirement 2025 Portfolio


                                                                                                  Period Ended
                                                                                                  October 31,
Increase (Decrease) in Net Assets                                                                 2006 ($)(a)
Operations                        Net investment income                                                  5,552
                                  Net realized gain on affiliated investments                            1,100
                                  Net change in unrealized appreciation on affiliated investments      114,220
                                  --------------------------------------------------------------- ------------
                                  Net Increase Resulting from Operations                               120,872

Share Transactions                Class A:
                                   Subscriptions                                                        10,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                         10,000

                                  Class C:
                                   Subscriptions                                                        10,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                         10,000

                                  Class R:
                                   Subscriptions                                                        10,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                         10,000

                                  Class Z:
                                   Subscriptions                                                     3,373,953
                                   Redemptions                                                         (53,400)
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                      3,320,553

                                  Net Increase from Share Transactions                               3,350,553
                                  --------------------------------------------------------------- ------------
                                  Total Increase in Net Assets                                       3,471,425

Net Assets                        Beginning of period                                                       --
                                  End of period                                                      3,471,425
                                  Undistributed net investment income at end of period                   5,552
                                  --------------------------------------------------------------- ------------

Changes in Shares                 Class A:
                                   Subscriptions                                                         1,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                          1,000

                                  Class C:
                                   Subscriptions                                                         1,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                          1,000

                                  Class R:
                                   Subscriptions                                                         1,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                          1,000

                                  Class Z:
                                   Subscriptions                                                       319,521
                                   Redemptions                                                          (4,950)
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                        314,571

(a)The Portfolio commenced operations on June 1, 2006.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2025 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class A Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.21
          Net realized and unrealized gain on investments   0.71
                                                          ------
          Total from Investment Operations                  0.92

          Net Asset Value, End of Period                  $10.92
          Total return (d)(e)(f)                            9.20%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   0.35%
          Net investment income (c)(g)                      5.01%
          Waiver/reimbursement (g)                         24.82%
          Portfolio turnover rate (f)                          6%
          Net assets, end of period (000's)               $   11

(a)Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2025 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class C Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.18
          Net realized and unrealized gain on investments   0.71
                                                          ------
          Total from Investment Operations                  0.89

          Net Asset Value, End of Period                  $10.89
          Total return (d)(e)(f)                            8.90%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   1.10%
          Net investment income (c)(g)                      4.27%
          Waiver/reimbursement (g)                         24.82%
          Portfolio turnover rate (f)                          6%
          Net assets, end of period (000's)               $   11

(a)Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2025 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class R Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.20
          Net realized and unrealized gain on investments   0.71
                                                          ------
          Total from Investment Operations                  0.91

          Net Asset Value, End of Period                  $10.91
          Total return (d)(e)(f)                            9.10%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   0.60%
          Net investment income (c)(g)                      4.78%
          Waiver/reimbursement (g)                         24.82%
          Portfolio turnover rate (f)                          6%
          Net assets, end of period (000's)               $   11

(a)Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2025 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class Z Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.07
          Net realized and unrealized gain on investments   0.86
                                                          ------
          Total from Investment Operations                  0.93

          Net Asset Value, End of Period                  $10.93
          Total return (d)(e)(f)                            9.30%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   0.10%
          Net investment income (c)(g)                      1.45%
          Waiver/reimbursement (g)                         24.82%
          Portfolio turnover rate (f)                          6%
          Net assets, end of period (000's)               $3,439

(a)Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Banc of America Retirement 2025 Portfolio, October 31, 2006


Note 1. Organization
Banc of America Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the Banc of America Retirement 2025 Portfolio (the "Portfolio").

Investment Goal
The Portfolio seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The objective will reflect a decreasing emphasis on capital growth and an increasing emphasis on income as time passes.

The Portfolio invests in Class Z shares of other equity and fixed income funds advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates. The portfolio may also invest in Capital Class shares of money market funds advised by Columbia. The equity, fixed income and money market funds in which the Portfolio invests are collectively referred to as the "Underlying Funds." The Underlying Funds represent a variety of investment objectives and investment styles. The Portfolio's asset mix will become gradually more conservative as time passes, both leading up to and particularly after the year 2025.

Financial statements of the underlying funds in which the Portfolio invests should be read in conjunction with the Portfolio's financial statements. These financial statements are available on the Columbia Funds website at www.columbiafunds.com.

Portfolio Shares
The Portfolio is authorized to issue an unlimited number of shares without par value. The Portfolio offers four classes of shares: Class A, Class C, Class R and Class Z shares, which are each offered continuously at net asset value. Each share class has its own expense structure.

Class A, Class C and Class R shares are available only to eligible group retirement plans. Class Z shares are available to eligible group retirement plans as well as to certain other investors. Class A shares of the Portfolio are designed for group retirement plans with $10 million to $50 million in aggregate plan assets. Class C shares of the Portfolio are designed for group retirement plans with less than $1 million in aggregate plan asset. A group retirement plan may not purchase more than $1 million of Class C shares. Class R shares of the Portfolio are designed for group retirement plans with $1 million to $10 million in aggregate plan assets. Class Z shares of the Portfolio are designed for group retirement plans with greater than $50 million in aggregate plan assets and are also available to certain clients of Banc of America Investment Services, Inc. purchasing through self-directed brokerage accounts and individual retirement plans.

Note 2. Significant Accounting Policies
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation
Investments in the Underlying Funds are valued at the net asset value of the shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Portfolio's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Banc of America Retirement 2025 Portfolio, October 31, 2006



Expenses
General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status
The Portfolio intends to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. As of October 31, 2006, the Portfolio did not have any reclassifications.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                   Ordinary      Long-term     Net Unrealized
                   Income        Capital Gains Appreciation*
                   $7,000        $370                $113,502

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at October 31, 2006, based on cost of investments for federal income tax purposes was:

                     Unrealized appreciation     $114,110
                     Unrealized depreciation         (608)
                     Net unrealized appreciation $113,502

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption.
This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio's financial statements.

Banc of America Retirement 2025 Portfolio, October 31, 2006



Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Portfolio's average daily net assets.

Administration Fee
Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Bank & Trust Company ("State Street"). The total fees payable under the pricing and bookkeeping agreement are equal to the offers payable to State Street.

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the period ended October 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 5.66% of the Portfolio's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period ended October 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.06% of the Portfolio's average daily net assets.

Distribution and Shareholder Servicing Fees
Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio's shares.

The Trust has adopted a combined distribution and shareholder servicing plan for Class A shares, distribution plans for the Class C and Class R shares, and a shareholder servicing plan for Class C shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

Banc of America Retirement 2025 Portfolio, October 31, 2006



The annual rates in effect as a percentage of average daily net assets are as follows:

                                                  Annual Fee Rate
               Class A Combined Distribution and
                Shareholder Servicing Plan             0.25%
               Class C Distribution Plan               0.75%
               Class C Shareholder Servicing Plan      0.25%
               Class R Distribution Plan               0.50%

Fees Paid to Officers and Trustees
All officers of the Trust, with the exception of the Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

Other
Columbia provides certain services to the Portfolio related to Sarbanes-Oxley compliance. For the period ended October 31, 2006, the Portfolio paid $878 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Expense Limits and Fee Waivers
Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2008, so that total annual operating expenses (excluding investment advisory, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually of the Portfolio's average net assets. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2008.

Note 5. Portfolio Information
For the period ended October 31, 2006, the cost of purchases and proceeds from sales of securities were $3,502,822 and $77,357, respectively.

Note 6. Shares of Beneficial Interest
As of October 31, 2006, 100.0% of the Portfolio's outstanding shares were owned by an affiliate of BOA or by a shareholder whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolio.

Note 7. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings may be used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. For the period ended October 31, 2006, the Portfolio did not borrow under this agreement.

Banc of America Retirement 2025 Portfolio, October 31, 2006



Note 8. Disclosure of Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds
Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The officers and Trustees of the Trust also serve as officers and Trustees of certain of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings
Banc of America Funds are not a party to any regulatory proceedings or litigation. However, on February 9, 2005, Banc of America Capital Management, LLC (now known as Columbia Management Advisors LLC (the "Adviser")) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc. (the "Distributor")) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"), Columbia Funds Series Trust (formerly known as Nations Funds Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation

Banc of America Retirement 2025 Portfolio, October 31, 2006


transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action. The MDL is ongoing.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Columbia Funds (former Nations Funds) shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. On December 28, 2005, the same plaintiffs' attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Nations Funds Trust filed a motion to dismiss this complaint on May 19, 2006, but the Court has not yet ruled on the motion. On February 22, 2006, another putative class action asserting similar causes of action (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiff agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006.

Report of Independent Registered Public Accounting Firm

Banc of America Retirement 2025 Portfolio

To the Trustees of Banc of America Funds Trust and the Shareholders of Banc of America Retirement 2025 Portfolio
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banc of America Retirement 2025 Portfolio (the "Portfolio") (a series of Banc of America Funds Trust) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the transfer agent of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2006

Unaudited Information - Banc of America Retirement 2025 Portfolio


Federal Income Tax Information
For the fiscal year ended October 31, 2006, the Portfolio designates long term capital gains of $370.

Matters Submitted to Shareholders
On May 31, 2006, in lieu of a meeting, the sole shareholder of beneficial interest of the series of the Trust consented and agreed to resolutions regarding certain organizational matters. First, it was unanimously approved that Edward J. Boudreau, Jr., William P. Carmichael, William A. Hawkins,
R. Glenn Hilliard and Minor M. Shaw each be elected to be a Trustee of the Board of the Trust. Second, it was unanimously approved that the investment advisory agreement between the Trust and Columbia be approved. Third, it was unanimously approved that the shareholder servicing and distribution plan on behalf of Class A shares, the distribution plan on behalf of Class C and Class R shares, and the servicing plan on behalf of Class C shares be approved. Last, it was unanimously approved that Columbia would have the authority to hire and replace investment sub-advisors and to modify investment sub-advisory agreements on behalf of the Trust, without shareholder approval.

Fund Governance - Banc of America Retirement 2025 Portfolio


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Columbia Funds Complex overseen by each Trustee and other directorships they hold are shown below. All Trustees are not "interested" as such term is defined in the 1940 Act.

  Independent Trustees

Name, address and age,              Principal occupation(s) during the past five years,
Position with the Trust, Year first Number of portfolios in the Funds Complex overseen,
elected or appointed to office      Other directorships held

 Edward J. Boudreau (Born 1944)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Managing Director, E.J. Boudreau & Associates
 Advisors, LLC                      (consulting), through present. Oversees 73. None
 One Financial Center
 Boston, MA 02111
 Trustee (since 2006)

 William P. Carmichael (Born 1943)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Trustee and Chairman of the Board; retired. Oversees
 Advisors, LLC                      73. Cobra Electronics Corporation (electronic
 One Financial Center               equipment manufacturer); Spectrum Brands, Inc.
 Boston, MA 02111                   (batteries); Simmons Company (bedding); The Finish
 Trustee and Chairman of the Board  Line (apparel)
 (since 2006)

 William A. Hawkins (Born 1942)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            President, Retail Banking- IndyMac Bancorp, Inc., from
 Advisors, LLC                      September 1999 to August 2003; retired. Oversees 73.
 One Financial Center               None
 Boston, MA 02111
 Trustee (since 2006)

 R. Glenn Hilliard (Born 1943)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Chairman and Chief Executive Officer, Hilliard Group
 Advisors, LLC                      LLC (investing and consulting), from April 2003
 One Financial Center               through present; Chairman and Chief Executive Officer,
 Boston, MA 02111                   ING Americas, from 1999 to April 2003; and
 Trustee (since 2006)               Non-Executive Chairman, Conseco, Inc. (insurance),
                                    from September 2004 through present. Oversees 73.
                                    Conseco, Inc. (insurance); Alea Group Holdings
                                    (Bermuda), Ltd. (insurance)

 Minor M. Shaw (Born 1947)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            President, Micco Corporation and Mickel Investment
 Advisors, LLC                      Group, through present. Oversees 73. Piedmont Natural
 One Financial Center               Gas
 Boston, MA 02111
 Trustee (since 2006)

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 800-426-3750.

Banc of America Retirement 2025 Portfolio


  Officers

Name, address and age, Position      Principal occupation(s) during past five years
with Funds, Year first
elected or appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 Head of Mutual Funds of the Advisor since August,
Boston, MA 02111                     2004; Managing Director of the Advisor since
President (since 2006)               September, 2005; President and Chief Executive
                                     Officer, CDC IXIS Asset Management Services, Inc.
                                     (investment management) from September, 1998 to
                                     August, 2004.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President,
Chief Financial Officer and
Treasurer (since 2006)

Mary Joan Hoene (Born 1949)
--------------------------------------------------------------------------------------------
100 Federal Street                   Senior Vice President and Chief Compliance Officer of
Boston, MA 02110                     various funds in the Fund Complex; Partner, Carter,
Senior Vice President and            Ledyard & Milburn LLP (law firm) from January, 2001 to
Chief Compliance Officer             August, 2004.
(since 2006)

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2006)     Administration June, 2002 to September, 2004. Vice
                                     President Product Strategy and Development from
                                     February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller from October 2004 to
Deputy Treasurer (since 2006)        January 2006; Vice President of CDC IXIS Asset
                                     Management Services, Inc. (investment management) from
                                     August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)        Treasurer from November, 2004 to December, 2005;
                                     Director of Trustee Administration (Sarbanes-Oxley)
                                     from May, 2003 to October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

Banc of America Retirement 2025 Portfolio


Name, address and age,               Principal occupation(s) during past five years
Position with Columbia Funds, Year
first elected or appointed to office

   Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Vice President of the Advisor from
   Deputy Treasurer (since 2006)     July, 2002 to December, 2005; Assistant Vice President
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

   Barry S. Vallan (Born 1969)
--------------------------------------------------------------------------------------------
   One Financial Center              Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111                  October, 2004; Vice President-Trustee Reporting from
   Controller (since 2006)           April, 2002 to October, 2004; Management Consultant,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory Agreement


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Banc of America Funds Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Banc of America Retirement 2025 Portfolio. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The portfolio identified above is referred to as the "Portfolio."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses

The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio's performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. ("Lipper") to be most similar to the Portfolio (the "Peer Group") and to the median expenses of a broader universe of relevant funds as determined by Lipper (the "Universe"). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

Investment Advisory Fee Rate

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory

Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Portfolio's Peer Group.

The Board engaged in further review of the Portfolio because the Net Advisory Rate was appreciably outside the median range of the Portfolio's Peer Group. However, the Board noted other factors, including that the total expense ratio of the Portfolio was lower than the median total expense ratio of its Peer Group and Universe, that outweighed this factor. The Board also noted the small size of the Peer Group and Universe for the Portfolio and that its structure as a fund of funds made such comparisons less useful.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Portfolio appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability

Because the Portfolio commenced operation in June, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services to the Portfolio are not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale would be shared fairly with Portfolio shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Portfolio. Such benefits could include, among others, benefits attributable to CMA's relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolio and other clients.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"/1/) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Principal Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies
8.Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their non-subadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds
14.CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale
15.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
17.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits
18.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.Profitability generally increases with asset size. Small funds are typically unprofitable.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses
3.Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale
4.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees
6.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability
7.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION
The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses;

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts was of great benefit to the preparation of the evaluation.

Banc of America Funds

                  Banc of America Retirement 2005 Portfolio

                  Banc of America Retirement 2010 Portfolio

                  Banc of America Retirement 2015 Portfolio

                  Banc of America Retirement 2020 Portfolio

                  Banc of America Retirement 2025 Portfolio

                  Banc of America Retirement 2030 Portfolio

                  Banc of America Retirement 2035 Portfolio

                  Banc of America Retirement 2040 Portfolio

Important Information About This Report

Banc of America Retirement 2025 Portfolio

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-322-8222

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

The Portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-322-8222 and additional reports will be sent to you.

This report has been prepared for shareholders of Banc of America Retirement 20 Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Portfolio and with the most recent copy of the Banc of America Funds portfolios' Performance Update.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies and a copy of the Portfolio's voting records are available (i) at www.bancofamericafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the Portfolio voted proxies relating to portfolio securities during the 1-month period ended June 30 is available from the SEC's website. Information regarding how the Portfolio voted proxies relating to portfolio securities is also available from the Portfolio's website.

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Banc of America Funds ("the portfolios") are distributed by Columbia Management Distributors, Inc. (CMDI), member NASD and SIPC. Columbia Management Advisors, LLC (CMA), an SEC-registered investment adviser, or one of its affiliates is the investment advisor to the portfolios. CMDI and CMA are part of Columbia Management, the investment management division of Bank of America Corporation. These entities and certain of their affiliates receive compensation for the investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services they provide to the portfolios and the underlying Columbia funds and may be compensated in connection with the sale of the portfolios.
Columbia Management Advisors, LLC (the Advisor) or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, the Advisor is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.
Banc of America Investment Services, Inc. is a registered broker-dealer, member NASD and SIPC, and a non-bank subsidiary of Bank of America, N.A. BAI offers other mutual funds similar to the portfolios. The portfolios may or may not have the same returns, fees or net expense ratio as other mutual funds. Risks vary by fund family and fund manager. BAI Self-Directed Investing does not offer advice or make particular investment recommendations. For more information on all mutual funds available through BAI self-directed investing, please visit the View all funds area on the mutual funds section on www.baisidirect.com.

Banc of America Retirement 2025 Portfolio

Annual Report - October 31, 2006

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/114850-1006 (12/06) 06/32391

[LOGO] Banc of America Funds

                                                                  --------------

Banc of America Retirement 2030 Portfolio

Annual Report - October 31, 2006

                       NOT FDIC INSURED  May Lose Value
                       ----------------------------------
                       NOT BANK ISSUED  No Bank Guarantee

President's Message

                                                               October 31, 2006

  Table of contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Managers' Report     4

                       Portfolio Profile              6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                    8

                       Statement of Operations        9

                       Statement of Changes in Net
                       Assets                        10

                       Financial Highlights          11

                       Notes to Financial Statements 15

                       Report of Independent
                       Registered Public Accounting
                       Firm                          21

                       Unaudited Information         22

                       Fund Governance               23

                       Board Consideration and
                       Re-Approval of Investment
                       Advisory Agreement            26

                       Summary of Management Fee
                       Evaluation by Independent Fee
                       Consultant                    29

                       Banc of America Funds         35

                       Important Information
                       about This Report             36

  The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Banc of America Funds portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Banc of America Funds portfolio. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson

                     Dear Shareholder,
                     Successful companies in the financial services industry listen to customers and develop investment products to meet their needs. At Banc of America Funds, we have clearly heard the need to build investment opportunities for those investors entering a new life phase -- retirement.

                     As 78 million baby boomers move closer to retirement, we are mindful that maintaining a comfortable lifestyle in retirement is likely to be your single most important financial goal, as it is for many Americans. To that end we have introduced Banc of America Funds portfolios, a range of target-date retirement portfolios designed for investors who want a one-step option for retirement savings. As one of the nation's leading financial companies, we are committed to being a partner in this process.

At Banc of America Funds, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us -- now and in the years to come.

As you read the following message from the manager of your portfolio, keep in mind that investing requires a long-term viewpoint. While it's important to review the performance and market environment of the most recent period, it's essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
President, Banc of America Funds

Your investment in the portfolio is NOT a bank deposit or other obligation of, or issued or endorsed or guaranteed by, Bank of America, N.A. (Bank of America) or any of its affiliates. Your investment in the portfolio is NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. Affiliates of Bank of America are paid for the services they provide to the portfolio and the underlying funds and may be compensated in connection with the sale of the portfolio.

Economic Update - Banc of America Retirement 2030 Portfolio


  Summary

  For the five-month period ended October 31, 2006

 . The broad stock market, as measured by the S&P 500 Index, returned 9.26%.
   Large-cap value stocks led the market, as measured by the Russell 1000 Value Index.

                      S&P                                             Russell
                     Index                                             Index

                                                                                        [GRAPHIC]
                                      [GRAPHIC]


                     9.26%                                            10.40%

 . Investment-grade bonds rebounded as yields declined , lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a solid return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     4.72%                                             5.16%

  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Russell 1000 Value Index tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values.
  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.


The US economy grew at a solid but uneven pace during the five-month period that began June 1, 2006 and ended October 31, 2006. Gross domestic product
(GDP) growth slowed as a soft housing market and slower job growth weighed on the economy. However, consumer spending remained relatively steady and rising profits freed up cash for business spending. Personal income also rose.

Although the Federal Reserve Board (the Fed) raised a key short-term interest rate to 5.25% at its June meeting--the seventeenth such increase over the past two years, the slower pace of economic growth that followed motivated the Fed to hold off on any further rate increases. Inflation also retreated, which lent further support to the Fed's decision. The prospect of stable or possibly lower interest rates jump started a rally in both the stock and bond markets that continued through the end of the period.

Stocks moved solidly higher
Stock prices moved solidly higher over the five-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 9.26%. Large cap value stocks led the market, as measured by the Russell 1000 Value Index, which returned 10.40%. In general, large cap stocks outperformed mid- and small-cap stocks and value stocks did better than growth stocks, as measured by their respective Russell indices. Foreign stock markets generally trailed the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 7.96%./1/

Bonds bounced back
Although bond yields moved higher early in the period, the US bond market delivered solid returns, as prices rose and yields declined during the period. The yield on the 10-year US Treasury Note, a bellwether for the bond market, ended the period at 4.61%--approximately one-half a percentage point lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 4.72%. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 5.16%.


1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information - Banc of America Retirement 2030 Portfolio

                            Net asset value per share

                            as of 10/31/06 ($)
                            Class A             11.32
                            Class C             11.28
                            Class R             11.30
                            Class Z             11.33

                     Total return as of 10/31/06 (%)

                     Share class A            C            R            Z
                     -----------------------------------------------------------
                     Inception   06/01/06     06/01/06     06/01/06     06/01/06
                     -----------------------------------------------------------
                     Life        13.20        12.80        13.00        13.30

                     Total return as of 09/30/06 (%)

                     Share class A            C            R            Z
                     -----------------------------------------------------------
                     Life        6.70         6.50         6.70         6.90

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.
Banc of America Retirement 2030 Portfolio shares are sold at net asset value
(NAV). Class Z shares are sold without any Rule 12b-1 fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio's prospectus for details. Performance reflects waivers or reimbursements of portfolio expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions, if any.
The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.

The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Understanding Your Expenses - Banc of America Retirement 2030 Portfolio


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. It is important to note that the portfolio's expense ratios do not include fees and expenses incurred by the underlying funds and that this shareholder report contains information for the portfolio for a 5-month period.

06/01/06 - 10/31/06

        Account value at the        Account value at the     Expenses paid      Portfolio's annualized
        beginning of the period ($) end of the period ($) during the period ($)   expense ratio (%)*
------------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical          Actual
Class A 1,000.00    1,000.00        1,119.72 1,023.44     1.55    1.79                   0.35
Class C 1,000.00    1,000.00        1,115.69 1,019.66     4.88    5.60                   1.10
Class R 1,000.00    1,000.00        1,117.71 1,022.18     2.66    3.06                   0.60
Class Z 1,000.00    1,000.00        1,120.68 1,024.70     0.44    0.51                   0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.
Had the investment advisor not waived or reimbursed a substantial portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.
Actual expenses paid for the period 06/01/06-10/31/06. Hypothetical expenses paid for the period 05/01/06-10/31/06.
* Banc of America Retirement 2030 Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Managers' Report - Banc of America Retirement 2030 Portfolio


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

                         Portfolio Allocation

                         as of 10/31/06 (%)
                         Columbia Large Cap
                           Enhanced Core Fund     30.3
                         Columbia Multi-Advisor
                           International Equity
                           Fund                   14.6
                         Columbia Total Return
                           Bond Fund              13.2
                         Columbia Marsico Focused
                           Equities Fund           9.7
                         Columbia Large Cap Value
                           Fund                    8.7
                         Columbia Mid Cap Growth
                           Fund                    6.8
                         Columbia Mid Cap Value
                           Fund                    5.8
                         Columbia Small Cap Value
                           Fund II                 3.7
                         Columbia Acorn
                           International           2.7
                         Columbia Small Cap
                           Growth Fund II          2.5
                         Columbia Cash Reserves    2.0

  Portfolio allocation is calculated as a percentage of total investments.


For the five-month period ended October 31, 2006, Banc of America Retirement 2030 Portfolio's Class A shares returned 13.20%./1/ Class Z shares returned 13.30%./1/ The portfolio's return was higher than its benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, which returned 9.26% and 4.72%, respectively./2/

The portfolio's domestic and international equity fund allocations made the most significant contribution to performance. The portfolio's equity fund allocation rose slightly during a period in which equities generally outperformed fixed income. The portfolio's fixed income allocations also contributed to the portfolio's positive return. At the end of the period, approximately 85% of the portfolio's assets were allocated to equity funds while 15% was allocated to fixed income funds and cash.

Profit growth and Fed policy help boost equity market
As corporate profits continued to expand and the Fed called a halt to its two-year program of short-term rate hikes, the US stock market gained ground going into the second half of the year. Investors were hardly phased by a preliminary report of sluggish growth in the third quarter and continued to bid stocks higher through the end of the period. Although many of the portfolio's underlying equity positions underperformed their benchmarks, they all delivered positive returns for the period. Columbia Large Cap Enhanced Core Fund, which accounted for 30.3% of the portfolio's assets, was a particular standout. It returned 10.79% compared to its benchmark, the S&P 500 Index, which returned 9.26%. By contrast, performances from Columbia Small Cap Growth Fund II, Columbia Small Cap Value Fund II and Columbia Marsico Focused Equities Fund were disappointing, as they lagged their benchmarks by a significant margin. We cut back on the portfolio's allocation to Columbia Small Cap Value Fund II from 4.2% to 3.7%.

Fixed income gained ground as yields declined
The Fed's shift in monetary policy also had a favorable impact on the fixed income markets. Most fixed income sectors gained ground during the period, as prices rose while yields declined . The portfolio's lone fixed income position was committed to Columbia Total Return Bond Fund, which generated a return that was generally in line with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

/1/ The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
/2/ The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Portfolio Managers' Report (continued) - Banc of America Retirement 2030
Portfolio



Looking ahead
We expect the US economy to continue to expand at a relatively modest pace through the end of the year and into 2007. With energy costs and long-term interest rates edging lower, inflation is likely to remain benign, which should keep the Fed on the sidelines, holding short-term interest rates steady. The housing market is soft and personal consumption growth is likely to slow. However, these factors could be offset somewhat by gains in capital spending. We believe the portfolio is appropriately positioned for a period of slower economic growth and potentially steady to declining interest rates and we do not currently anticipate that we will alter allocations significantly unless there is a significant change in the environment.




Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Banc of America Funds portfolios. Performance for different classes will vary based on differences in fees associated with each class. For standardized performance, please refer to the Performance Information page.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Portfolio Profile - Banc of America Retirement 2030 Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

  Summary

  Total return as of 10/31/06


                                           [GRAPHIC] +13.20%
                                                     Class A Shares


                                           [GRAPHIC] +13.30%
                                                     Class Z Shares


                                           [GRAPHIC] +9.26%
                                                     S&P 500 Index


                                           [GRAPHIC] +4.72%
                                                     Lehman Brothers U.S.
                                                     Aggregate Bond Index


Summary
..  For the five-month period since the portfolio's inception through October
   31, 2006, the portfolio's Class Z shares returned 13.30%.
.. The portfolio's allocation to domestic and international equity funds aided performance during a period that generally favored equities. The portfolio's fixed income allocation also generated a positive return.
..  At the end of the period, the portfolio's allocation to equities was nearly
   85%-- slightly higher than at the beginning of the period. Just over 15% was allocated to fixed income funds and cash.

Portfolio Management
Vikram Kuriyan, Ph.D., managed the portfolio from its inception in June, 2006 until August, 2006 and has co-managed the portfolio since August, 2006. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Anwiti Bahuguna, Ph.D., has co-managed the portfolio since August, 2006.
Ms. Bahuguna is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Investment Portfolio - Banc of America Retirement 2030 Portfolio, October 31,
2006


Investment Companies (a) - 193.5%                             Shares Value ($)
    Columbia Acorn International, Class Z                         94     3,817
    Columbia Cash Reserves, Capital Class Shares               2,854     2,854
    Columbia Large Cap Enhanced Core Fund, Class Z             2,932    42,844
    Columbia Large Cap Value Fund, Class Z                       825    12,308
    Columbia Marsico Focused Equities Fund, Class Z              649    13,676
    Columbia Mid Cap Growth Fund, Class Z                        371     9,565
    Columbia Mid Cap Value Fund, Class Z                         557     8,192
    Columbia Multi-Advisor International Equity Fund, Class Z  1,226    20,613
    Columbia Small Cap Growth Fund II, Class Z                   241     3,538
    Columbia Small Cap Value Fund II, Class Z                    381     5,211
    Columbia Total Return Bond Fund, Class Z                   1,920    18,645
    --------------------------------------------------------- ------ ---------
    Total Investment Companies
     (Cost of $134,598)                                                141,263

    --------------------------------------------------------- ------ ---------
    Total Investments - 193.5%
     (Cost of $134,598)(b)                                             141,263

    --------------------------------------------------------- ------ ---------
    Other Assets & Liabilities, Net - (93.5)%                          (68,256)

    --------------------------------------------------------- ------ ---------
    Net Assets - 100.0%                                                 73,007

                              Notes to Investment Portfolio:
                           (a)Mutual funds registered under the Investment
                              Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC, or one of its affiliates.
                           (b)Cost for federal income tax purposes is $135,382.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Banc of America Retirement 2030 Portfolio

October 31, 2006

                                                                         ($)
 Assets                Affiliated investments, at identified cost      134,598

                       Affiliated investments, at value                141,263
                       Receivable for:
                        Dividends                                           79
                       ----------------------------------------------- -------
                       Total Assets                                    141,342

 Liabilities           Expense reimbursement due to Investment Advisor  15,833
                       Payable for:
                        Investments purchased                               83
                        Investment advisory fee                              6
                        Transfer agent fee                                 193
                        Pricing and bookkeeping fees                     3,995
                        Trustees' fees                                   3,958
                        Audit fee                                       19,700
                        Legal fee                                       14,999
                        Reports to shareholders                          8,914
                        Distribution and service fees                       17
                        Chief compliance officer expenses                  279
                       Other liabilities                                   358
                       ----------------------------------------------- -------
                       Total Liabilities                                68,335

                       ----------------------------------------------- -------
                       Net Assets                                       73,007

 Net Assets consist of Paid-in capital                                  65,000
                       Undistributed net investment income               1,230
                       Accumulated net realized gain                       112
                       Net unrealized appreciation on investments        6,665
                       ----------------------------------------------- -------
                       Net Assets                                       73,007

 Class A
                       Net assets                                       11,316
                       Shares outstanding                                1,000
                       Net asset value per share                         11.32

 Class C
                       Net assets                                       11,280
                       Shares outstanding                                1,000
                       Net asset value per share                         11.28

 Class R
                       Net assets                                       11,305
                       Shares outstanding                                1,000
                       Net asset value per share                         11.30

 Class Z
                       Net assets                                       39,106
                       Shares outstanding                                3,451
                       Net asset value per share                         11.33


                                See Accompanying Notes to Financial Statements.

Statement of Operations - Banc of America Retirement 2030 Portfolio

For the Period Ended October 31, 2006

                                                                                                     ($)(a)
Investment Income                   Dividends from affiliates                                         1,329

Expenses                            Investment advisory fee                                              24
                                    Distribution fee:
                                     Class C                                                             32
                                     Class R                                                             21
                                    Service fee:
                                     Class A                                                             11
                                     Class C                                                             11
                                    Transfer agent fee                                                  220
                                    Pricing and bookkeeping fees                                     20,007
                                    Trustees' fees                                                    6,454
                                    Audit fee                                                        20,950
                                    Legal fee                                                        14,999
                                    Registration fee                                                  8,702
                                    Reports to shareholders                                          11,120
                                    Chief compliance officer expenses                                 1,685
                                    Other expenses                                                    3,653
                                    --------------------------------------------------------------- -------
                                    Total Expenses                                                   87,889

                                    Fees and expenses waived or reimbursed by Investment Advisor    (87,790)
                                    --------------------------------------------------------------- -------
                                    Net Expenses                                                         99

                                    --------------------------------------------------------------- -------
                                    Net Investment Income                                             1,230

Net Realized and Unrealized Gain on Net realized gain on affiliated investments                         112
Investments
                                    Net change in unrealized appreciation on affiliated investments   6,665
                                    --------------------------------------------------------------- -------
                                    Net Gain                                                          6,777

                                    --------------------------------------------------------------- -------
                                    Net Increase Resulting from Operations                            8,007

(a)The Portfolio commenced operations on June 1, 2006.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Banc of America Retirement 2030 Portfolio


                                                                                       Period Ended
                                                                                       October 31,
Increase in Net Assets                                                                 2006 ($) (a)
Operations             Net investment income                                                  1,230
                       Net realized gain on affiliated investments                              112
                       Net change in unrealized appreciation on affiliated investments        6,665
                       --------------------------------------------------------------- ------------
                       Net Increase Resulting from Operations                                 8,007

Share Transactions     Class A:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class C:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class R:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class Z:
                        Subscriptions                                                        35,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         35,000
                       Net Increase from Share Transactions                                  65,000

                       --------------------------------------------------------------- ------------
                       Total Increase in Net Assets                                          73,007

Net Assets             Beginning of period                                                       --
                       End of period                                                         73,007
                       Undistributed net investment income at end of period                   1,230
                       --------------------------------------------------------------- ------------

Changes in Shares      Class A:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class C:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class R:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class Z:
                        Subscriptions                                                         3,451
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          3,451

(a)The Portfolio commenced operations on June 1, 2006.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2030 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class A Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.22
          Net realized and unrealized gain on investments    1.10
                                                          -------
          Total from Investment Operations                   1.32

          Net Asset Value, End of Period                  $ 11.32
          Total return (d)(e)(f)                            13.20%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.35%
          Net investment income (c)(g)                       5.12%
          Waiver/reimbursement (g)                         361.18%
          Portfolio turnover rate (f)                          40%
          Net assets, end of period (000's)               $    11




(a)Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2030 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class C Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.19
          Net realized and unrealized gain on investments    1.09
                                                          -------
          Total from Investment Operations                   1.28

          Net Asset Value, End of Period                  $ 11.28
          Total return (d)(e)(f)                            12.80%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    1.10%
          Net investment income (c)(g)                       4.37%
          Waiver/reimbursement (g)                         361.18%
          Portfolio turnover rate (f)                          40%
          Net assets, end of period (000's)               $    11

(a)Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2030 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class R Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.23
          Net realized and unrealized gain on investments    1.07
                                                          -------
          Total from Investment Operations                   1.30

          Net Asset Value, End of Period                  $ 11.30
          Total return (d)(e)(f)                            13.00%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.60%
          Net investment income (c)(g)                       4.65%
          Waiver/reimbursement (g)                         361.18%
          Portfolio turnover rate (f)                          40%
          Net assets, end of period (000's)               $    11



(a)Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2030 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class Z Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.20
          Net realized and unrealized gain on investments    1.13
                                                          -------
          Total from Investment Operations                   1.33

          Net Asset Value, End of Period                  $ 11.33
          Total return (d)(e)(f)                            13.30%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.10%
          Net investment income (c)(g)                       5.42%
          Waiver/reimbursement (g)                         361.18%
          Portfolio turnover rate (f)                          40%
          Net assets, end of period (000's)               $    39

(a)Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Banc of America Retirement 2030 Portfolio, October 31, 2006


Note 1. Organization
Banc of America Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the Banc of America Retirement 2030 Portfolio (the "Portfolio").

Investment Goal
The Portfolio seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The objective will reflect a decreasing emphasis on capital growth and an increasing emphasis on income as time passes.

The Portfolio invests in Class Z shares of other equity and fixed income funds advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates. The Portfolio may also invest in Capital Class shares of money market funds advised by Columbia. The equity, fixed income and money market funds in which the Portfolio invests are collectively referred to as the "Underlying Funds". The Underlying Funds represent a variety of investment objectives and investment styles. The Portfolio's asset mix will become gradually more conservative as time passes, both leading up to and particularly after the year 2030.

Financial statements of the underlying funds in which the Portfolio invests should be read in conjunction with the Portfolio's financial statements. These financial statements are available on the Columbia Funds website at www.columbiafunds.com.

Portfolio Shares
The Portfolio is authorized to issue an unlimited number of shares without par value. The Portfolio offers four classes of shares: Class A, Class C, Class R and Class Z shares, which are each offered continuously at net asset value. Each share class has its own expense structure.

Class A, Class C and Class R shares are available only to eligible group retirement plans. Class Z shares are available to eligible group retirement plans as well as to certain other investors. Class A shares of the Portfolio are designed for group retirement plans with $10 million to $50 million in aggregate plan assets. Class C shares of the Portfolio are designed for group retirement plans with less than $1 million in aggregate plan assets. A group retirement plan may not purchase more than $1 million of Class C shares. Class R shares of the Portfolio are designed for group retirement plans with $1 million to $10 million in aggregate plan assets. Class Z shares of the Portfolio are designed for group retirement plans with greater than $50 million in aggregate plan assets and are also available to certain clients of Banc of America Investment Services, Inc. purchasing through self-directed brokerage accounts and individual retirement plans.

Note 2. Significant Accounting Policies
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation
Investments in the Underlying Funds are valued at the net asset value of the shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Portfolio's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among

Banc of America Retirement 2030 Portfolio, October 31, 2006


its share classes based upon the relative net assets of each class of shares.

Expenses
General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status
The Portfolio intends to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. As of October 31, 2006, the Portfolio did not have any reclassifications.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed Net
                   Ordinary      Long-term     Unrealized
                   Income        Capital Gains Appreciation*
                   $1,652        $474          $5,881

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at October 31, 2006, based on cost of investments for federal income tax purposes was:

                      Unrealized appreciation     $5,934
                      Unrealized depreciation        (53)
                      Net unrealized appreciation $5,881

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio's financial statements.

Banc of America Retirement 2030 Portfolio, October 31, 2006



Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Portfolio's average daily net assets.

Administration Fee
Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Bank & Trust Company ("State Street"). The total fees payable under the pricing and bookkeeping agreement are equal to the fees payable to State Street.

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the period ended October 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 82.31% of the Portfolio's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period ended October 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.01% of the Portfolio's average daily net assets.

Distribution and Shareholder Servicing Fees
Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio's shares.

The Trust has adopted a combined distribution and shareholder servicing plan for Class A shares, distribution plans for the Class C and Class R shares, and a shareholder servicing plan for Class C shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

Banc of America Retirement 2030 Portfolio, October 31, 2006



The annual rates in effect as a percentage of average daily net assets are as follows:

                                                  Annual Fee Rate
               Class A Combined Distribution and
                Shareholder Servicing Plan             0.25%
               Class C Distribution Plan               0.75%
               Class C Shareholder Servicing Plan      0.25%
               Class R Distribution Plan               0.50%

Fees Paid to Officers and Trustees
All officers of the Trust, with the exception of the Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

Other
Columbia provides certain services to the Portfolio related to Sarbanes-Oxley compliance. For the period ended October 31, 2006, the Portfolio paid $878 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Expense Limits and Fee Waivers
Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2008, so that total annual operating expenses (excluding investment advisory, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually of the Portfolio's average net assets. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2008.

Note 5. Portfolio Information
For the period ended October 31, 2006, the cost of purchases and proceeds from sales of securities were $169,643 and $34,397, respectively.

Note 6. Shares of Beneficial Interest
As of October 31, 2006, 65.6% of the Portfolio's outstanding shares were owned by an affiliate of BOA. Also, the Portfolio had one shareholder, over whose account Bank of America or its affiliates did not have investment discretion, which held 34.4% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolio.

Note 7. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings may be used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. For the period ended October 31, 2006, the Portfolio did not borrow under this agreement.

Banc of America Retirement 2030 Portfolio, October 31, 2006



Note 8. Disclosure of Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds
Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The officers and Trustees of the Trust also serve as officers and Trustees of certain of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings
Banc of America Funds are not a party to any regulatory proceedings or litigation. However, on February 9, 2005, Banc of America Capital Management, LLC (now known as Columbia Management Advisors LLC (the "Adviser") and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc. (the "Distributor")) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"), Columbia Funds Series Trust (formerly known as Nations Funds Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation

Banc of America Retirement 2030 Portfolio, October 31, 2006


transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action. The MDL is ongoing.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Columbia Funds (former Nations Funds) shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. On December 28, 2005, the same plaintiffs' attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Nations Funds Trust filed a motion to dismiss this complaint on May 19, 2006, but the Court has not yet ruled on the motion. On February 22, 2006, another putative class action asserting similar causes of action (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiff agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006.

Report of Independent Registered Public Accounting Firm


To the Trustees of Banc of America Funds Trust and the Shareholders of Banc of America Retirement 2030 Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banc of America Retirement 2030 Portfolio (the "Portfolio") (a series of Banc of America Funds Trust) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the transfer agent of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2006

Unaudited Information - Banc of America Retirement 2030 Portfolio


Federal Income Tax Information
For the fiscal year ended October 31, 2006, the Portfolio designates long term capital gains of $474.

Matters Submitted to Shareholders
On May 31, 2006, in lieu of a meeting, the sole shareholder of beneficial interest of the series of the Trust consented and agreed to resolutions regarding certain organizational matters. First, it was unanimously approved that Edward J. Boudreau, Jr., William P. Carmichael, William A. Hawkins, R. Glenn Hilliard and Minor M. Shaw each be elected to be a Trustee of the Board of the Trust. Second, it was unanimously approved that the investment advisory agreement between the Trust and Columbia be approved. Third, it was unanimously approved that the shareholder servicing and distribution plan on behalf of Class A shares, the distribution plan on behalf of Class C and Class R shares, and the servicing plan on behalf of Class C shares be approved. Last, it was unanimously approved that Columbia would have the authority to hire and replace investment sub-advisors and to modify investment sub-advisory agreements on behalf of the Trust, without shareholder approval.

Fund Governance - Banc of America Retirement 2030 Portfolio


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Columbia Funds Complex overseen by each Trustee and other directorships they hold are shown below. All Trustees are not "interested" as such term is defined in the 1940 Act.

  Independent Trustees

Name, address and age, Position       Principal occupation(s) during the past five years,
with the Trust, Year first elected or Number of portfolios in the Funds Complex overseen
appointed to office                   Other directorships held

  Edward J. Boudreau (Born 1944)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Managing Director, E.J. Boudreau & Associates
  Advisors, LLC                       (consulting), through present. Oversees 73. None
  One Financial Center
  Boston, MA 02111
  Trustee (since 2006)

  William P. Carmichael (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Trustee and Chairman of the Board; retired. Oversees
  Advisors, LLC                       73. Cobra Electronics Corporation (electronic
  One Financial Center                equipment manufacturer); Spectrum Brands, Inc.
  Boston, MA 02111                    (batteries) Simmons Company (bedding); The Finish Line
  Trustee and Chairman of the Board   (apparel)
  (since 2006)

  William A. Hawkins (Born 1942)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Retail Banking- IndyMac Bancorp, Inc., from
  Advisors, LLC                       September 1999 to August 2003; retired. Oversees 73.
  One Financial Center                None
  Boston, MA 02111
  Trustee (since 2006)

  R. Glenn Hilliard (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Chairman and Chief Executive Officer, Hilliard Group
  Advisors, LLC                       LLC (investing and consulting), from April 2003
  One Financial Center                through present; Chairman and Chief Executive Officer,
  Boston, MA 02111                    ING Americas, from 1999 to April 2003; and
  Trustee (since 2006)                Non-Executive Chairman, Conseco, Inc. (insurance),
                                      from September 2004 through present. Oversees 73.
                                      Conseco, Inc. (insurance); Alea Group Holding
                                      (Bermuda), Ltd. (insurance)

  Minor M. Shaw (Born 1947)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Micco Corporation and Mickel Investment
  Advisors, LLC                       Group, through present. Oversees 73. Redmont Natural
  One Financial Center                Gas
  Boston, MA 02111
  Trustee (since 2006)

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 800-426-3750.

Banc of America Retirement 2030 Portfolio



  Officers

Name, address and age, Position      Principal occupation(s) during past five years
with Funds, Year first elected or
appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 Head of Mutual Funds of the Advisor since August,
Boston, MA 02111                     2004; Managing Director of the Advisor since
President (since 2006)               September, 2005; President and Chief Executive
                                     Officer, CDC IXIS Asset Management Services, Inc.
                                     (investment management) from September, 1998 to
                                     August, 2004.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President,
Chief Financial Officer and
Treasurer (since 2006)

Mary Joan Hoene (Born 1949)
--------------------------------------------------------------------------------------------
100 Federal Street                   Senior Vice President and Chief Compliance Officer of
Boston, MA 02110                     various funds in the Fund Complex; Partner, Carter,
Senior Vice President and Chief      Ledyard & Milburn LLP (law firm) from January, 2001 to
Compliance Officer (since 2006)      August, 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2006)     Administration June, 2002 to September, 2004. Vice
                                     President Product Strategy and Development from
                                     February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller from October 2004 to
Deputy Treasurer (since 2006)        January 2006; Vice President of CDC IXIS Asset
                                     Management Services, Inc. (investment management) from
                                     August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)        Treasurer from November, 2004 to December, 2005;
                                     Director of Trustee Administration (Sarbanes-Oxley)
                                     from May, 2003 to October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

Banc of America Retirement 2030 Portfolio


Name, address and age, Position   Principal occupation(s) during past five years
with Funds, Year first elected or
appointed to office

  Ty S. Edwards (Born 1966)
-----------------------------------------------------------------------------------------
  One Financial Center            Director of Fund Administration of the Advisor since
  Boston, MA 02111                January, 2006; Vice President of the Advisor since
  Deputy Treasurer (since 2006)   2002; Assistant Vice President and Director, State
                                  Street Corporation (financial services) prior to 2002.

  Barry S. Vallan (Born 1969)
-----------------------------------------------------------------------------------------
  One Financial Center            Vice President-Fund Treasury of the Advisor since
  Boston, MA 02111                October, 2004; Vice President-Trustee Reporting from
  Controller (since 2006)         April, 2002 to October, 2004; Management Consultant,
                                  PricewaterhouseCoopers (independent registered public
                                  accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment

Advisory Agreement


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Banc of America Funds Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Banc of America Retirement 2030 Portfolio. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The portfolio identified above is referred to as the "Portfolio."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses
The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio's performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. ("Lipper") to be most similar to the Portfolio (the "Peer Group") and to the median expenses of a broader universe of relevant funds as determined by Lipper (the "Universe"). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

Investment Advisory Fee Rate
The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory

Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Portfolio's Peer Group.

The Board engaged in further review of the Portfolio because the Net Advisory Rate was appreciably outside the median range of the Portfolio's Peer Group. However, the Board noted other factors, including that the total expense ratio of the Portfolio was lower than the median total expense ratio of its Peer Group and Universe, that outweighed this factor. The Board also noted the small size of the Peer Group and Universe for the Portfolio and that its structure as a fund of funds made such comparisons less useful.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Portfolio appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability
Because the Portfolio commenced operation in June, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services to the Portfolio are not unreasonable.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale would be shared fairly with Portfolio shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA
The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Portfolio. Such benefits could include, among others, benefits attributable to CMA's relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolio and other clients.

Conclusion
After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"/1/) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Principal Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies
8.Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their non-subadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds
14.CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale
15.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
17.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits
18.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.Profitability generally increases with asset size. Small funds are typically unprofitable.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses
3.Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale
4.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees
6.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability
7.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION
The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses;

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts was of great benefit to the preparation of the evaluation.

Banc of America Funds

                  Banc of America Retirement 2005 Portfolio

                  Banc of America Retirement 2010 Portfolio

                  Banc of America Retirement 2015 Portfolio

                  Banc of America Retirement 2020 Portfolio

                  Banc of America Retirement 2025 Portfolio

                  Banc of America Retirement 2030 Portfolio

                  Banc of America Retirement 2035 Portfolio

                  Banc of America Retirement 2040 Portfolio

Important Information About This Report

Banc of America Retirement 2030 Portfolio

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-322-8222

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110





The Portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-322-8222 and additional reports will be sent to you.

This report has been prepared for shareholders of Banc of America Retirement 2030 Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Portfolio and with the most recent copy of the Banc of America Funds portfolios Performance Update.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies and a copy of the Portfolio's voting records are available (i) at www.bancofamericafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the Portfolio voted proxies relating to portfolio securities during the 1-month period ended June 30 is available from the SEC's website. Information regarding how the Portfolio voted proxies relating to portfolio securities is also available from the Portfolio's website.

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Banc of America Funds ("the portfolios") are distributed by Columbia Management Distributors, Inc. (CMDI), member NASD and SIPC. Columbia Management Advisors, LLC (CMA), an SEC-registered investment adviser, or one of its affiliates is the investment advisor to the portfolios. CMDI and CMA are part of Columbia Management, the investment management division of Bank of America Corporation. These entities and certain of their affiliates receive compensation for the investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services they provide to the portfolios and the underlying Columbia funds and may be compensated in connection with the sale of the portfolios.
Columbia Management Advisors, LLC (the Advisor) or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, the Advisor is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.
Banc of America Investment Services, Inc. is a registered broker-dealer, member NASD and SIPC, and a non-bank subsidiary of Bank of America, N.A. BAI offers other mutual funds similar to the portfolios. The portfolios may or may not have the same returns, fees or net expense ratio as other mutual funds. Risks vary by fund family and fund manager. BAI Self-Directed Investing does not offer advice or make particular investment recommendations. For more information on all mutual funds available through BAI self-directed investing, please visit the View all funds area on the mutual funds section on www.baisidirect.com.

Banc of America Retirement 2030 Portfolio

Annual Report - October 31, 2006

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/114851 - 1006 (12/06) 06/32268

[LOGO] Banc of America Funds(R)

                                                                  --------------

Banc of America Retirement 2035 Portfolio

Annual Report - October 31, 2006

                       NOT FDIC INSURED  May Lose Value
                       ----------------------------------
                       NOT BANK ISSUED  No Bank Guarantee

President's Message

                                                               October 31, 2006

  Table of contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Managers' Report     4

                       Portfolio Profile              6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                    8

                       Statement of Operations        9

                       Statement of Changes in Net
                       Assets                        10

                       Financial Highlights          11

                       Notes to Financial Statements 15

                       Report of Independent
                       Registered Public Accounting
                       Firm                          21

                       Unaudited Information         22

                       Fund Governance               23

                       Board Consideration and
                       Re-Approval of Investment
                       Advisory Agreement            26

                       Summary of Management
                       Fee Evaluation by Independent
                       Fee Consultant                29

                       Banc of America Funds         35

                       Important Information
                       About This Report             36

  The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Banc of America Funds portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Banc of America Funds portfolio. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson
        President, Columbia Funds

                     Dear Shareholder,
                     Successful companies in the financial services industry listen to customers and develop investment products to meet their needs. At Banc of America Funds, we have clearly heard the need to build investment opportunities for those investors entering a new life phase -- retirement.

                     As 78 million baby boomers move closer to retirement, we are mindful that maintaining a comfortable lifestyle in retirement is likely to be your single most important financial goal, as it is for many Americans. To that end we have introduced Banc of America Funds portfolios, a range of target-date retirement portfolios designed for investors who want a one-step option for retirement savings. As one of the nation's leading financial companies, we are committed to being a partner in this process.

At Banc of America Funds, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us -- now and in the years to come.

As you read the following message from the manager of your portfolio, keep in mind that investing requires a long-term viewpoint. While it's important to review the performance and market environment of the most recent period, it's essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Banc of America Funds

Your investment in the portfolio is NOT a bank deposit or other obligation of, or issued or endorsed or guaranteed by, Bank of America, N.A. (Bank of America) or any of its affiliates. Your investment in the portfolio is NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. Affiliates of Bank of America are paid for the services they provide to the portfolio and the underlying funds and may be compensated in connection with the sale of the portfolio.

Economic Update - Banc of America Retirement 2035 Portfolio


The US economy grew at a solid but uneven pace during the five-month period that began June 1, 2006 and ended October 31, 2006. Gross domestic product
(GDP) growth slowed as a soft housing market and slower job growth weighed on the economy. However, consumer spending remained relatively steady and rising profits freed up cash for business spending. Personal income also rose.

Although the Federal Reserve Board (the Fed) raised a key short-term interest rate to 5.25% at its June meeting--the seventeenth such increase over the past two years, the slower pace of economic growth that followed motivated the Fed to hold off on any further rate increases. Inflation also retreated, which lent further support to the Fed's decision. The prospect of stable or possibly lower interest rates jump started a rally in both the stock and bond markets that continued through the end of the period.

Stocks moved solidly higher
Stock prices moved solidly higher over the five-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 9.26%. Large cap value stocks led the market, as measured by the Russell 1000 Value Index, which returned 10.40%. In general, large cap stocks outperformed mid- and small-cap stocks and value stocks did better than growth stocks, as measured by their respective Russell indices. Foreign stock markets generally trailed the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 7.96%./1/

Bonds bounced back
Although bond yields moved higher early in the period, the US bond market delivered solid returns, as prices rose and yields declined during the period. The yield on the 10-year US Treasury Note, a bellwether for the bond market, ended the period at 4.61%--approximately one-half a percentage point lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 4.72%. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 5.16%.

/1/The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
  Summary

  For the five-month period ended October 31, 2006

 . The broad stock market, as measured by the S&P 500 Index, returned 9.26%.
   Large-cap value stocks led the market, as measured by the Russell 1000 Value Index.

                   S&P Index                                       Russell Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     9.26%                                            10.40%

 . Investment-grade bonds rebounded as yields declined, lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a solid return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     4.72%                                             5.16%

  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Russell 1000 Value Index tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values.
  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information - Banc of America Retirement 2035 Portfolio


                            Net asset value per share

                            as of 10/31/06 ($)
                            Class A             10.93
                            Class C             10.90
                            Class R             10.92
                            Class Z             10.94

                   Total return as of 10/31/06 (%)

                   Share class A        C        R        Z
                   -----------------------------------------------
                   Inception   06/01/06 06/01/06 06/01/06 06/01/06
                   -----------------------------------------------
                   Life        9.30     9.00     9.20     9.40
                   Total return as of 09/30/06 (%)

                   Share class A        C        R        Z
                   -----------------------------------------------
                   Life        5.90     5.60     5.80     6.00

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

Banc of America Retirement 2035 Portfolio shares are sold at net asset value
(NAV). Class Z shares are sold without any Rule 12b-1 fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio's prospectus for details. Performance reflects waivers or reimbursements of portfolio expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions, if any.

The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.

The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Understanding Your Expenses - Banc of America Retirement 2035 Portfolio


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. It is important to note that the portfolio's expense ratios do not include fees and expenses incurred by the underlying funds and that this shareholder report contains information for the portfolio for a 5-month period.

06/01/06 - 10/31/06

        Account value at the        Account value at the     Expenses paid      Portfolio's annualized
        beginning of the period ($) end of the period ($) during the period ($)   expense ratio (%)*
------------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical          Actual
Class A 1,000.00    1,000.00        1,081.11 1,023.44     1.53    1.79                   0.35
Class C 1,000.00    1,000.00        1,078.09 1,019.66     4.79    5.60                   1.10
Class R 1,000.00    1,000.00        1,080.10 1,022.18     2.62    3.06                   0.60
Class Z 1,000.00    1,000.00        1,082.12 1,024.70     0.44    0.51                   0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.
Had the investment advisor not waived or reimbursed a substantial portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.
Actual expenses paid for the period 06/01/06 - 10/31/06. Hypothetical expenses paid for the period 05/01/06 - 10/31/06.
* Banc of America Retirement 2035 Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Managers' Report - Banc of America Retirement 2035 Portfolio


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

                         Portfolio Allocation
                         as of 10/31/06 (%)
                         Columbia Large Cap
                           Enhanced Core Fund     29.9
                         Columbia Multi-Advisor
                           International Equity
                           Fund                   15.1
                         Columbia Marsico Focused
                           Equities Fund          10.6
                         Columbia Large Cap Value
                           Fund                    9.7
                         Columbia Total Return
                           Bond Fund               8.1
                         Columbia Mid Cap Growth
                           Fund                    7.5
                         Columbia Mid Cap Value
                           Fund                    6.5
                         Columbia Small Cap Value
                           Fund II                 4.3
                         Columbia Acorn
                           International           3.3
                         Columbia Small Cap
                           Growth Fund II          3.0
                         Columbia Cash Reserves    2.0

  Portfolio allocation is calculated as a percentage of total investments. For the five-month period ended October 31, 2006, Banc of America Retirement 2035 Portfolio's Class A shares returned 9.30%./1/ Class Z shares returned 9.40%./1/ The portfolio's return was higher than its benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, which returned 9.26% and 4.72%, respectively./2/

The portfolio's domestic and international equity fund allocations made the most significant contribution to performance. The portfolio's equity fund allocation rose slightly during a period in which equities generally outperformed fixed income. The portfolio's fixed income allocations also contributed to the portfolio's positive return. At the end of the period, approximately 90% of the portfolio's assets were allocated to equity funds while 10% was allocated to fixed income funds and cash.

Profit growth and Fed policy help boost equity market
As corporate profits continued to expand and the Fed called a halt to its two-year program of short-term rate hikes, the US stock market gained ground going into the second half of the year. Investors were hardly phased by a preliminary report of sluggish growth in the third quarter and continued to bid stocks higher through the end of the period. Although many of the portfolio's underlying equity positions underperformed their benchmarks, they all delivered positive returns for the period. Columbia Large Cap Enhanced Core Fund, which accounted for 29.9% of the portfolio's assets, was a particular standout. It returned 10.79% compared to its benchmark, the S&P 500 Index, which returned 9.26%. By contrast, performances from Columbia Small Cap Growth Fund II, Columbia Small Cap Value Fund II and Columbia Marsico Focused Equities Fund were disappointing, as they lagged their benchmarks by a significant margin. We cut back on the portfolio's allocation to Columbia Small Cap Value Fund II from 4.8% to 4.3%.

Fixed income gained ground as yields declined
The Fed's shift in monetary policy also had a favorable impact on the fixed income markets. Most fixed income sectors gained ground during the period, as prices rose while yields declined . The portfolio's lone fixed income position was committed to Columbia Total Return Bond Fund, which generated a return that was generally in line with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

/1/The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
/2/The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Portfolio Managers' Report (continued) - Banc of America Retirement
2035 Portfolio



Looking ahead
We expect the US economy to continue to expand at a relatively modest pace through the end of the year and into 2007. With energy costs and long-term interest rates edging lower, inflation is likely to remain benign, which should keep the Fed on the sidelines, holding short-term interest rates steady. The housing market is soft and personal consumption growth is likely to slow. However, these factors could be offset somewhat by gains in capital spending. We believe the portfolio is appropriately positioned for a period of slower economic growth and potentially steady to declining interest rates and we do not currently anticipate that we will alter allocations significantly unless there is a significant change in the environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Banc of America Funds portfolios. Performance for different classes will vary based on differences in fees associated with each class. For standardized performance, please refer to the Performance Information page.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Portfolio Profile - Banc of America Retirement 2035 Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

  Summary

  Total return as of 10/31/06


                                           [GRAPHIC] +9.30%
                                                     Class A shares


                                           [GRAPHIC] +9.40%
                                                     Class Z shares


                                           [GRAPHIC] +9.26%
                                                     S&P 500 Index


                                           [GRAPHIC] +4.72%
                                                     Lehman Brothers U.S.
                                                     Aggregate Bond Index

Summary
.. For the five-month period since the portfolio's inception through October 31, 2006, the portfolio's Class Z shares returned 9.40%.

.. The portfolio's allocation to domestic and international equity funds aided performance during a period that generally favored equities. The portfolio's fixed income allocation also generated a positive return.

.. At the end of the period, the portfolio's allocation to equities was nearly
  90%-- slightly higher than at the beginning of the period. Just over 10% was allocated to fixed income funds and cash.

Portfolio Management
Vikram Kuriyan, Ph.D., managed the portfolio from its inception in June, 2006 until August, 2006 and has co-managed the portfolio since August, 2006. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Anwiti Bahuguna, Ph.D., has co-managed the portfolio since August 2006.
Ms. Bahuguna is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Investment Portfolio - Banc of America Retirement 2035 Portfolio, October 31,
2006


Investment Companies (a) - 102.2%                             Shares Value ($)
    Columbia Acorn International, Class Z                      2,645   107,134
    Columbia Cash Reserves, Capital Class Shares              64,600    64,600
    Columbia Large Cap Enhanced Core Fund, Class Z            65,505   957,026
    Columbia Large Cap Value Fund, Class Z                    20,800   310,132
    Columbia Marsico Focused Equities Fund, Class Z           16,158   340,615
    Columbia Mid Cap Growth Fund, Class Z                      9,317   240,279
    Columbia Mid Cap Value Fund, Class Z                      14,222   209,210
    Columbia Multi-Advisor International Equity Fund, Class Z 28,761   483,752
    Columbia Small Cap Growth Fund II, Class Z                 6,570    96,581
    Columbia Small Cap Value Fund II, Class Z                 10,030   137,306
    Columbia Total Return Bond Fund, Class Z                  26,762   259,857
    --------------------------------------------------------- ------ ---------
    Total Investment Companies
     (Cost of $3,089,562)                                            3,206,492

    --------------------------------------------------------- ------ ---------
    Total Investments - 102.2%
     (Cost of $3,089,562)(b)                                         3,206,492

    --------------------------------------------------------- ------ ---------
    Other Assets & Liabilities, Net - (2.2)%                           (69,218)

    --------------------------------------------------------- ------ ---------
    Net Assets - 100.0%                                              3,137,274

                              Notes to Investment Portfolio:
                           (a)Mutual fund registered under the Investment
                              Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC, or one of its affiliates.
                           (b)Cost for federal income tax purposes is
                              $3,090,432.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Banc of America Retirement 2035 Portfolio

October 31, 2006

                                                                         ($)
Assets                Affiliated investments, at cost                 3,089,562

                      Affiliated investments, at value                3,206,492
                      Receivable for:
                       Dividends                                          1,259
                      ----------------------------------------------- ---------
                      Total Assets                                    3,207,751

Liabilities           Expense reimbursement due to Investment Advisor    15,825
                      Payable for:
                       Investments purchased                              1,307
                       Investment advisory fee                              262
                       Transfer agent fee                                   193
                       Pricing and bookkeeping fees                       3,995
                       Trustees' fees                                     3,958
                       Audit fee                                         19,700
                       Legal fee                                         15,000
                       Distribution and service fees                         16
                       Reports to shareholders                            9,585
                       Chief compliance officer expenses                    279
                      Other liabilities                                     357
                      ----------------------------------------------- ---------
                      Total Liabilities                                  70,477

                      ----------------------------------------------- ---------
                      Net Assets                                      3,137,274

Net Assets Consist of Paid-in capital                                 3,016,215
                      Undistributed net investment income                 3,847
                      Accumulated net realized gain                         282
                      Net unrealized appreciation on investments        116,930
                      ----------------------------------------------- ---------
                      Net Assets                                      3,137,274

Class A               Net assets                                         10,934
                      Shares outstanding                                  1,000
                      Net asset value per share                           10.93

Class C               Net assets                                         10,899
                      Shares outstanding                                  1,000
                      Net asset value per share                           10.90

Class R               Net assets                                         10,923
                      Shares outstanding                                  1,000
                      Net asset value per share                           10.92

Class Z               Net assets                                      3,104,518
                      Shares outstanding                                283,702
                      Net asset value per share                           10.94


                                See Accompanying Notes to Financial Statements.

Statement of Operations - Banc of America Retirement 2035 Portfolio

For the Period Ended October 31, 2006

                                                                                                  ($)(a)
Investment Income                Dividends from affiliates                                         4,234

Expenses                         Investment advisory fee                                             321
                                 Distribution fee:
                                  Class C                                                             31
                                  Class R                                                             21
                                 Service fee:
                                  Class A                                                             11
                                  Class C                                                             11
                                 Transfer agent fee                                                  220
                                 Pricing and bookkeeping fees                                     20,007
                                 Trustees' fees                                                    6,454
                                 Audit fee                                                        20,950
                                 Legal fee                                                        15,000
                                 Registration fees                                                 8,702
                                 Reports to shareholders                                          11,120
                                 Chief compliance officer expenses                                 1,686
                                 Other expenses                                                    3,652
                                 --------------------------------------------------------------- -------
                                 Total Expenses                                                   88,186
                                 Fees and expenses waived or reimbursed by Investment Advisor    (87,799)
                                 --------------------------------------------------------------- -------
                                 Net Expenses                                                        387

                                 --------------------------------------------------------------- -------
                                 Net Investment Income                                             3,847

Net Realized and Unrealized Gain Net realized gain on affiliated investments                         282
on Investments
                                 Net change in unrealized appreciation on affiliated investments 116,930
                                 --------------------------------------------------------------- -------
                                 Net Gain                                                        117,212

                                 --------------------------------------------------------------- -------
                                 Net Increase Resulting from Operations                          121,059


(a)The Portfolio commenced operations on June 1, 2006.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Banc of America Retirement 2035 Portfolio


                                                                                                  Period Ended
                                                                                                  October 31,
Increase (Decrease) in Net Assets                                                                 2006 ($)(a)
Operations                        Net investment income                                                  3,847
                                  Net realized gain on affiliated investments                              282
                                  Net change in unrealized appreciation on affiliated investments      116,930
                                  --------------------------------------------------------------- ------------
                                  Net Increase Resulting from Operations                               121,059

Share Transactions                Class A:
                                   Subscriptions                                                        10,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                         10,000

                                  Class C:
                                   Subscriptions                                                        10,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                         10,000

                                  Class R:
                                   Subscriptions                                                        10,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                         10,000

                                  Class Z:
                                   Subscriptions                                                     3,016,357
                                   Redemptions                                                         (30,142)
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                      2,986,215

                                  Net Increase from Share Transactions                               3,016,215

                                  --------------------------------------------------------------- ------------
                                  Total Increase in Net Assets                                       3,137,274

Net Assets                        Beginning of period                                                       --
                                  End of period                                                      3,137,274
                                  Undistributed net investment income at end of period                   3,847
                                  --------------------------------------------------------------- ------------

Changes in Shares                 Class A:
                                   Subscriptions                                                         1,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                          1,000

                                  Class C:
                                   Subscriptions                                                         1,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                          1,000

                                  Class R:
                                   Subscriptions                                                         1,000
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                          1,000

                                  Class Z:
                                   Subscriptions                                                       286,516
                                   Redemptions                                                          (2,814)
                                  --------------------------------------------------------------- ------------
                                   Net Increase                                                        283,702

(a)The Portfolio commenced operations on June 1, 2006.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2035 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class A Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.20
          Net realized and unrealized gain on investments   0.73
                                                          ------
          Total from Investment Operations                  0.93

          Net Asset Value, End of Period                  $10.93
          Total return (d)(e)(f)                            9.30%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   0.35%
          Net investment income (c)(g)                      4.65%
          Waiver/reimbursement (g)                         27.33%
          Portfolio turnover rate (f)                          5%
          Net assets, end of period (000's)               $   11

(a)Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2035 Portfolio

Selected data for a share outstanding throughout the period is as follows:


                                                          Period Ended
                                                          October 31,
          Class C Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.17
          Net realized and unrealized gain on investments   0.73
                                                          ------
          Total from Investment Operations                  0.90

          Net Asset Value, End of Period                  $10.90
          Total return (d)(e)(f)                            9.00%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   1.10%
          Net investment income (c)(g)                      3.88%
          Waiver/reimbursement (g)                         27.33%
          Portfolio turnover rate (f)                          5%
          Net assets, end of period (000's)               $   11

(a)Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2035 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class R Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.19
          Net realized and unrealized gain on investments   0.73
                                                          ------
          Total from Investment Operations                  0.92

          Net Asset Value, End of Period                  $10.92
          Total return (d)(e)(f)                            9.20%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   0.60%
          Net investment income (c)(g)                      4.41%
          Waiver/reimbursement (g)                         27.33%
          Portfolio turnover rate (f)                          5%
          Net assets, end of period (000's)               $   11

(a)Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2035 Portfolio

Selected data for a share outstanding throughout the period is as follows:


                                                          Period Ended
                                                          October 31,
          Class Z Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $10.00

          Income from Investment Operations:
          Net investment income (b)(c)                      0.05
          Net realized and unrealized gain on investments   0.89
                                                          ------
          Total from Investment Operations                  0.94

          Net Asset Value, End of Period                  $10.94
          Total return (d)(e)(f)                            9.40%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                   0.10%
          Net investment income (c)(g)                      1.08%
          Waiver/reimbursement (g)                         27.33%
          Portfolio turnover rate (f)                          5%
          Net assets, end of period (000's)               $3,105

(a)Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Banc of America Retirement 2035 Portfolio, October 31, 2006


Note 1. Organization
Banc of America Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Information presented in these financial statements pertains to the Banc of America Retirement 2035 Portfolio (the "Portfolio").

Investment Goal
The Portfolio seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The objective will reflect a decreasing emphasis on capital growth and an increasing emphasis on income as time passes.

The Portfolio invests in Class Z shares of other equity and fixed income funds advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates. The Portfolio may also invest in Capital Class shares of money market funds advised by Columbia. The equity, fixed income and money market funds in which the Portfolio invests are collectively referred to as the "Underlying Funds". The Underlying Funds represent a variety of investment objectives and investment styles. The Portfolio's asset mix will become gradually more conservative as time passes, both leading up to and particularly after the year 2035.

Financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio's financial statements. These financial statements are available on the Columbia Funds website at www.columbiafunds.com.

Portfolio Shares
The Portfolio is authorized to issue an unlimited number of shares without par value. The Portfolio offers four classes of shares: Class A, Class C, Class R and Class Z shares, which are each offered continuously at net asset value. Each share class has its own expense structure.

Class A, Class C and Class R shares are available only to eligible group retirement plans. Class Z shares are available to eligible group retirement plans as well as to certain other investors. Class A shares of the Portfolio are designed for group retirement plans with $10 million to $50 million in aggregate plan assets. Class C shares of the Portfolio are designed for group retirement plans with less than $1 million in aggregate plan assets. A group retirement plan may not purchase more than $1 million of Class C shares. Class R shares of the Portfolio are designed for group retirement plans with $1 million to $10 million in aggregate plan assets. Class Z shares of the Portfolio are designed for group retirement plans with greater than $50 million in aggregate plan assets and are also available to certain clients of Banc of America Investment Services, Inc. purchasing through self-directed brokerage accounts and individual retirement plans.

Note 2. Significant Accounting Policies
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation
Investments in the Underlying Funds are valued at the net asset value of the shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Portfolio's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Banc of America Retirement 2035 Portfolio, October 31, 2006



Expenses
General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status
The Portfolio intends to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. As of October 31, 2006, the Portfolio did not have any reclassifications.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                   Ordinary      Long-term     Net Unrealized
                   Income        Capital Gains Appreciation*
                   $4,593        $406          $116,060

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at October 31, 2006, based on cost of investments for federal income tax purposes was:

                     Unrealized appreciation     $116,324
                     Unrealized depreciation         (264)
                     Net unrealized appreciation $116,060

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption.
This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio's financial statements.

Banc of America Retirement 2035 Portfolio, October 31, 2006



Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Portfolio's average daily net assets.

Administration Fee
Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Bank & Trust Company ("State Street"). The total fees payable under the pricing and bookkeeping agreement are equal to the fees payable to State Street.

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the period ended October 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 6.23% of the Portfolio's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period ended October 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.07% of the Portfolio's average daily net assets.

Distribution and Shareholder Servicing Fees
Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio's shares.

The Trust has adopted a combined distribution and shareholder servicing plan for Class A shares, distribution plans for the Class C and Class R shares, and a shareholder servicing plan for Class C shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect as a percentage of average daily net assets are as follows:

                                                  Annual Fee Rate
               Class A Combined Distribution and
                Shareholder Servicing Plan             0.25%
               Class C Distribution Plan               0.75%
               Class C Shareholder Servicing Plan      0.25%
               Class R Distribution Plan               0.50%

Banc of America Retirement 2035 Portfolio, October 31, 2006



Fees Paid to Officers and Trustees
All officers of the Trust, with the exception of the Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

Expense Limits and Fee Waivers
Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2008, so that total annual operating expenses (excluding investment advisory, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually of the Portfolio's average net assets. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2008.

Other
Columbia provides certain services to the Portfolio related to Sarbanes-Oxley compliance. For the period ended October 31, 2006, the Portfolio paid $878 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information
For the period ended October 31, 2006, the cost of purchases and proceeds from sales of securities were $3,144,195 and $54,077, respectively.

Note 6. Shares of Beneficial Interest

As of October 31, 2006, 100.0% of the Portfolio's outstanding shares were owned by an affiliate of BOA or by a shareholder whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolio.

Note 7. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings may be used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. For the period ended October 31, 2006, the Portfolio did not borrow under this agreement.

Note 8. Disclosure of Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds
Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

Banc of America Retirement 2035 Portfolio, October 31, 2006



The officers and Trustees of the Trust also serve as officers and Trustees of certain of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings
Banc of America Funds are not a party to any regulatory proceedings or litigation. However, on February 9, 2005, Banc of America Capital Management, LLC (now known as Columbia Management Advisors LLC (the "Adviser")) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc. (the "Distributor")) entered into an Assurance of Discontinuance with the New York Attorney General (the ''NYAG Settlement'') and consented to the entry of a cease-and-desist order by the SEC (the ''SEC Order''). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively ''BAC''), Columbia Funds Series Trust (formerly known as Nations Funds Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action. The MDL is ongoing.

Banc of America Retirement 2035 Portfolio, October 31, 2006



On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Columbia Funds (former Nations Funds) shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. On December 28, 2005, the same plaintiffs' attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Nations Funds Trust filed a motion to dismiss this complaint on May 19, 2006, but the Court has not yet ruled on the motion. On February 22, 2006, another putative class action asserting similar causes of action (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiff agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006.

Report of Independent Registered Public Accounting Firm


To the Trustees of Banc of America Funds Trust and the Shareholders of Banc of America Retirement 2035 Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banc of America Retirement 2035 Portfolio (the "Portfolio") (a series of Banc of America Funds Trust) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the transfer agent of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2006

Unaudited Information - Banc of America Retirement 2035 Portfolio


Federal Income Tax Information
For the fiscal year ended October 31, 2006, the Portfolio designates long term capital gains of $406.

Matters Submitted to Shareholders
On May 31, 2006, in lieu of a meeting, the sole shareholder of beneficial interest of the series of the Trust consented and agreed to resolutions regarding certain organizational matters. First, it was unanimously approved that Edward J. Boudreau, Jr., William P. Carmichael, William A. Hawkins, R. Glenn Hilliard and Minor M. Shaw each be elected to be a Trustee of the Board of the Trust. Second, it was unanimously approved that the investment advisory agreement between the Trust and Columbia be approved. Third, it was unanimously approved that the shareholder servicing and distribution plan on behalf of Class A shares, the distribution plan on behalf of Class C and Class R shares, and the servicing plan on behalf of Class C shares be approved. Last, it was unanimously approved that Columbia would have the authority to hire and replace investment sub-advisors and to modify investment sub-advisory agreements on behalf of the Trust, without shareholder approval.

Fund Governance - Banc of America Retirement 2035 Portfolio


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Columbia Funds Complex overseen by each Trustee and other directorships they hold are shown below. All Trustees are not "interested" as such term is defined in the 1940 Act.

  Independent Trustees

Name, address and age, Position       Principal occupation(s) during the past five years,
with the Trust, Year first elected or Number of portfolios in the Funds Complex overseen,
appointed to office                   Other directorships held

  Edward J. Boudreau (Born 1944)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Managing Director, E.J. Boudreau & Associates
  Advisors, LLC                       (consulting), through present. Oversees 73. None
  One Financial Center
  Boston, MA 02111
  Trustee (since 2006)

  William P. Carmichael (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Trustee and Chairman of the Board; retired. Oversees
  Advisors, LLC                       73. Cobra Electronics Corporation (electronic
  One Financial Center                equipment manufacturers); Spectrum Brands, Inc.
  Boston, MA 02111                    (batteries); Simmons Company (bedding); The Finish
  Trustee and Chairman of the Board   Line (apparel)
  (since 2006)

  William A. Hawkins (Born 1942)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Retail Banking- IndyMac Bancorp, Inc., from
  Advisors, LLC                       September 1999 to August 2003; retired. Oversees 73.
  One Financial Center                None
  Boston, MA 02111
  Trustee (since 2006)

  R. Glenn Hilliard (Born 1943)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             Chairman and Chief Executive Officer, Hilliard Group
  Advisors, LLC                       LLC (investing and consulting), from April 2003
  One Financial Center                through present; Chairman and Chief Executive Officer,
  Boston, MA 02111                    ING Americas, from 1999 to April 2003; and
  Trustee (since 2006)                Non-Executive Chairman, Conseco, Inc. (insurance),
                                      from September 2004 through present. Oversees 73.
                                      Conseco, Inc. (insurance); Alea Group Holdings
                                      (Bermuda), LTD. (insurance)

  Minor M. Shaw (Born 1947)
---------------------------------------------------------------------------------------------
  c/o Columbia Management             President, Micco Corporation and Mickel Investment
  Advisors, LLC                       Group, through present. Oversees 73. Piedmont Natural
  One Financial Center                Gas
  Boston, MA 02111
  Trustee (since 2006)

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 800-426-3750.

Banc of America Retirement 2035 Portfolio



  Officers

Name, address and age, Position      Principal occupation(s) during past five years
with Funds, Year first elected or
appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 Head of Mutual Funds of the Advisor since August,
Boston, MA 02111                     2004; Managing Director of the Advisor since
President (since 2006)               September, 2005; President and Chief Executive
                                     Officer, CDC IXIS Asset Management Services, Inc.
                                     (investment management) from September, 1998 to
                                     August, 2004.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President,
Chief Financial Officer and
Treasurer (since 2006)

Mary Joan Hoene (Born 1949)
--------------------------------------------------------------------------------------------
100 Federal Street                   Senior Vice President and Chief Compliance Officer of
Boston, MA 02110                     various funds in the Fund Complex; Partner, Carter,
Senior Vice President and Chief      Ledyard & Milburn LLP (law firm) from January, 2001 to
Compliance Officer (since 2006)      August, 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2006)     Administration June, 2002 to September, 2004. Vice
                                     President Product Strategy and Development from
                                     February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller from October 2004 to
Deputy Treasurer (since 2006)        January 2006; Vice President of CDC IXIS Asset
                                     Management Services, Inc. (investment management) from
                                     August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)        Treasurer from November, 2004 to December, 2005;
                                     Director of Trustee Administration (Sarbanes-Oxley)
                                     from May, 2003 to October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Vice President of the Advisor since
Deputy Treasurer (since 2006)        2002; Assistant Vice President and Director, State
                                     Street Corporation (financial services) prior to 2002.

Banc of America Retirement 2035 Portfolio


Name, address and age, Position   Principal occupation(s) during past five years
with Funds, Year first elected or
appointed to office

   Barry S. Vallan (Born 1969)
-----------------------------------------------------------------------------------------
   One Financial Center           Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111               October, 2004; Vice President-Trustee Reporting from
   Controller (since 2006)        April, 2002 to October, 2004; Management Consultant,
                                  PricewaterhouseCoopers (independent registered public
                                  accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory Agreement


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Banc of America Funds Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Banc of America Retirement 2035 Portfolio. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The portfolio identified above is referred to as the "Portfolio."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses
The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio's performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. ("Lipper") to be most similar to the Portfolio (the "Peer Group") and to the median expenses of a broader universe of relevant funds as determined by Lipper (the "Universe"). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

Investment Advisory Fee Rate
The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Portfolio's Peer Group.

The Board engaged in further review of the Portfolio because the Net Advisory Rate was appreciably outside the median range of the Portfolio's Peer Group. However, the Board noted other factors, including that the total expense ratio of the Portfolio was lower than the median total expense ratio of its Peer Group and Universe, that outweighed this factor. The Board also noted the small size of the Peer Group and Universe for the Portfolio and that its structure as a fund of funds made such comparisons less useful.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Portfolio appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability
Because the Portfolio commenced operation in June, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services to the Portfolio are not unreasonable.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale would be shared fairly with Portfolio shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA
The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Portfolio. Such benefits could include, among others, benefits attributable to CMA's relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolio and other clients.

Conclusion
After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"/1/) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;


/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Principal Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies
8.Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their non-subadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds
14.CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale
15.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
17.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits
18.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.Profitability generally increases with asset size. Small funds are typically unprofitable.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses
3.Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale
4.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees
6.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability
7.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION
The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses;

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts was of great benefit to the preparation of the evaluation.

Banc of America Funds

                  Banc of America Retirement 2005 Portfolio

                  Banc of America Retirement 2010 Portfolio

                  Banc of America Retirement 2015 Portfolio

                  Banc of America Retirement 2020 Portfolio

                  Banc of America Retirement 2025 Portfolio

                  Banc of America Retirement 2030 Portfolio

                  Banc of America Retirement 2035 Portfolio

                  Banc of America Retirement 2040 Portfolio

Important Information About This Report

Banc of America Retirement 2035 Portfolio

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-322-8222

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

The Portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-322-8222 and additional reports will be sent to you.

This report has been prepared for shareholders of Banc of America Retirement 2035 Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Portfolio and with the most recent copy of the Banc of America Funds portfolios Performance Update.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies and a copy of the Portfolio's voting records are available (i) at www.bancofamericafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the Portfolio voted proxies relating to portfolio securities during the 1-month period ended June 30 is available from the SEC's website. Information regarding how the Portfolio voted proxies relating to portfolio securities is also available from the Portfolio's website.

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Banc of America Funds ("the portfolios") are distributed by Columbia Management Distributors, Inc. (CMDI), member portfolios and SIPC. Columbia Management Advisors, LLC (CMA), an SEC-registered investment adviser, or one of its affiliates is the investment advisor to the portfolios. CMDI and CMA are part of Columbia Management, the investment management division of Bank of America Corporation. These entities and certain of their affiliates receive compensation for the investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services they provide to the portfolios and the underlying Columbia funds and may be compensated in connection with the sale of the portfolios.
Columbia Management Advisors, LLC (the Advisor) or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, the Advisor is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.
Banc of America Investment Services, Inc. is a registered broker-dealer, member NASD and SIPC, and a non-bank subsidiary of Bank of America, N.A. BAI offers other mutual funds similar to the portfolios. The portfolios may or may not have the same returns, fees or net expense ratio as other mutual funds. Risks vary by fund family and fund manager. BAI Self-Directed Investing does not offer advice or make particular investment recommendations. For more information on all mutual funds available through BAI self-directed investing, please visit the View all funds area on the mutual funds section on www.baisidirect.com

Banc of America Retirement 2035 Portfolio

Annual Report - October 31, 2006


(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/115036 - 1006 (12/06) 06/32269

[LOGO] Banc of America Funds

                                                                  --------------

Banc of America Retirement 2040 Portfolio

Annual Report - October 31, 2006

                       NOT FDIC INSURED  May Lose Value
                       ----------------------------------
                       NOT BANK ISSUED  No Bank Guarantee

President's Message

                                                               October 31, 2006

  Table of contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Managers' Report     4

                       Portfolio Profile              6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                    8

                       Statement of Operations        9

                       Statement of Changes in Net
                       Assets                        10

                       Financial Highlights          11

                       Notes to Financial Statements 15

                       Report of Independent
                       Registered Public Accounting
                       Firm                          21

                       Unaudited Information         22

                       Fund Governance               23

                       Board Consideration and
                       Re-Approval of Investment
                       Advisory Agreement            26

                       Summary of Management Fee
                       Evaluation by Independent Fee
                       Consultant                    29

                       Banc of America Funds         35

                       Important Information
                       About This Report             36

  The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Banc of America Funds portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Banc of America Funds portfolio. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson
        President, Columbia Funds

                     Dear Shareholder,
                     Successful companies in the financial services industry listen to customers and develop investment products to meet their needs. At Banc of America Funds, we have clearly heard the need to build investment opportunities for those investors entering a new life phase -- retirement.

                     As 78 million baby boomers move closer to retirement, we are mindful that maintaining a comfortable lifestyle in retirement is likely to be your single most important financial goal, as it is for many Americans. To that end we have introduced Banc of America Funds portfolios, a range of target-date retirement portfolios designed for investors who want a one-step option for retirement savings. As one of the nation's leading financial companies, we are committed to being a partner in this process.

At Banc of America Funds, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us -- now and in the years to come.

As you read the following message from the manager of your portfolio, keep in mind that investing requires a long-term viewpoint. While it's important to review the performance and market environment of the most recent period, it's essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Banc of America Funds


Your investment in the portfolio is NOT a bank deposit or other obligation of, or issued or endorsed or guaranteed by, Bank of America, N.A. (Bank of America) or any of its affiliates. Your investment in the portfolio is NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. Affiliates of Bank of America are paid for the services they provide to the portfolio and the underlying funds and may be compensated in connection with the sale of the portfolio.

Economic Update - Banc of America Retirement 2040 Portfolio


  Summary

  For the five-month period ended October 31, 2006

 . The broad stock market, as measured by the S&P 500 Index, returned 9.26%.
   Large-cap value stocks led the market, as measured by the Russell 1000 Value Index.

                   S&P Index                                       Russell Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     9.26%                                            10.40%

 . Investment-grade bonds rebounded as yields declined, lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a solid return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     4.72%                                             5.16%

  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Russell 1000 Value Index tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values.
  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
The US economy grew at a solid but uneven pace during the five-month period that began June 1, 2006 and ended October 31, 2006. Gross domestic product
(GDP) growth slowed as a soft housing market and slower job growth weighed on the economy. However, consumer spending remained relatively steady and rising profits freed up cash for business spending. Personal income also rose.

Although the Federal Reserve Board (the Fed) raised a key short-term interest rate to 5.25% at its June meeting--the seventeenth such increase over the past two years, the slower pace of economic growth that followed motivated the Fed to hold off on any further rate increases. Inflation also retreated, which lent further support to the Fed's decision. The prospect of stable or possibly lower interest rates jump started a rally in both the stock and bond markets that continued through the end of the period.

Stocks moved solidly higher
Stock prices moved solidly higher over the five-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 9.26%. Large cap value stocks led the market, as measured by the Russell 1000 Value Index, which returned 10.40%. In general, large cap stocks outperformed mid- and small-cap stocks and value stocks did better than growth stocks, as measured by their respective Russell indices. Foreign stock markets generally trailed the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 7.96%. /1/

Bonds bounced back
Although bond yields moved higher early in the period, the US bond market delivered solid returns, as prices rose and yields declined during the period. The yield on the 10-year US Treasury Note, a bellwether for the bond market, ended the period at 4.61%--approximately one-half a percentage point lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 4.72%. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 5.16%.



/1/The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information - Banc of America Retirement 2040 Portfolio


                                 Net asset value per share

                                 as of 10/31/06 ($)
                                 Class A       11.34
                                 Class C       11.31
                                 Class R       11.33
                                 Class Z       11.35

                  Total return as of 10/31/06 (%)

                  Share class A        C        R        Z
                  -----------------------------------------------
                  Inception   06/01/06 06/01/06 06/01/06 06/01/06
                  -----------------------------------------------
                  Life        13.40    13.10    13.30    13.50
                  Total return as of 09/30/06 (%)

                  Share class A        C        R        Z
                  -----------------------------------------------
                  Life        6.40     6.10     6.30     6.50

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.
Banc of America Retirement 2040 Portfolio shares are sold at net asset value
(NAV). Class Z shares are sold without any Rule 12b-1 fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio's prospectus for details. Performance reflects waivers or reimbursements of portfolio expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions, if any.
The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
The table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Understanding Your Expenses - Banc of America Retirement 2040 Portfolio


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. It is important to note that the portfolio's expense ratios do not include fees and expenses incurred by the underlying funds and that this shareholder report contains information for the portfolio for a 5-month period.

06/01/06 - 10/31/06

        Account value at the        Account value at the     Expenses paid      Portfolio's annualized
        beginning of the period ($) end of the period ($) during the period ($)   expense ratio (%)*
------------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical          Actual
Class A 1,000.00    1,000.00        1,120.60 1,023.44     1.56    1.79                   0.35
Class C 1,000.00    1,000.00        1,117.58 1,019.66     4.88    5.60                   1.10
Class R 1,000.00    1,000.00        1,119.59 1,022.18     2.67    3.06                   0.60
Class Z 1,000.00    1,000.00        1,121.52 1,024.70     0.44    0.51                   0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.
Had the investment advisor not waived or reimbursed a substantial portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.
Actual expenses paid for the period 06/01/06 - 10/31/06. Hypothetical expenses paid for the period 05/01/06 - 10/31/06.
* Banc of America Retirement 2040 Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Managers' Report - Banc of America Retirement 2040 Portfolio


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.bancofamerica funds.com for daily and most recent month-end performance updates.

                         Portfolio Allocation
                         as of 10/31/06 (%)
                         Columbia Large Cap
                           Enhanced Core Fund          28.7
                         Columbia Multi-Advisor
                           International Equity
                           Fund                        15.4
                         Columbia Marsico Focused
                           Equities Fund               12.0
                         Columbia Large Cap Value
                           Fund                        11.1
                         Columbia Mid Cap Growth
                           Fund                         8.0
                         Columbia Mid Cap Value
                           Fund                         7.0
                         Columbia Small Cap Value
                           Fund II                      5.0
                         Columbia Acorn
                           International                3.9
                         Columbia Small Cap
                           Growth Fund II               3.7
                         Columbia Total Return
                           Bond Fund                    3.0
                         Columbia Cash Reserves         2.0
                         Portfolio allocation is calculated
                         as a percentage of total investments.

For the five-month period ended October 31, 2006, Banc of America Retirement 2040 Portfolio's Class A shares returned 13.40%./1/ Class Z shares returned 13.50%./1/ The portfolio's return was higher than its benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, which returned 9.26% and 4.72%, respectively./2/

The portfolio's domestic and international equity fund allocations made the most significant contribution to performance. The portfolio's equity fund allocation rose slightly during a period in which equities generally outperformed fixed income. The portfolio's fixed income allocations also contributed to the portfolio's positive return. At the end of the period, approximately 95% of the portfolio's assets were allocated to equity funds while 5% was allocated to fixed income funds and cash.

Profit growth and Fed policy help boost equity market
As corporate profits continued to expand and the Fed called a halt to its two-year program of short-term rate hikes, the US stock market gained ground going into the second half of the year. Investors were hardly phased by a preliminary report of sluggish growth in the third quarter and continued to bid stocks higher through the end of the period. Although many of the portfolio's underlying equity positions underperformed their benchmarks, they all delivered positive returns for the period. Columbia Large Cap Enhanced Core Fund, which accounted for 28.7% of the portfolio's assets, was a particular standout. It returned 10.79% compared to its benchmark, the S&P 500 Index, which returned 9.26%. By contrast, performances from Columbia Small Cap Growth Fund II, Columbia Small Cap Value Fund II and Columbia Marsico Focused Equities Fund were disappointing, as they lagged their benchmarks by a significant margin. We cut back on the portfolio's allocation to Columbia Small Cap Value Fund II from 5.6% to 5.0%.

Fixed income gained ground as yields declined
The Fed's shift in monetary policy also had a favorable impact on the fixed income markets. Most fixed income sectors gained ground during the period, as prices rose while yields declined . The portfolio's lone fixed income position was committed to Columbia Total Return Bond Fund, which generated a return that was generally in line with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

/1/The portfolio's performance since inception has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant. The portfolio does not anticipate that this positive impact on the portfolio's performance will be sustainable in the future.
/2/The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Portfolio Managers' Report (continued) - Banc of America Retirement 2040
Portfolio



Looking ahead
We expect the US economy to continue to expand at a relatively modest pace through the end of the year and into 2007. With energy costs and long-term interest rates edging lower, inflation is likely to remain benign, which should keep the Fed on the sidelines, holding short-term interest rates steady. The housing market is soft and personal consumption growth is likely to slow. However, these could be offset somewhat by gains in capital spending. We believe the portfolio is appropriately positioned for a period of slower economic growth and potentially steady to declining interest rates and we do not currently anticipate that we will alter allocations significantly unless there is a significant change in the environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Banc of America Funds portfolios. Performance for different classes will vary based on differences in fees associated with each class. For standardized performance, please refer to the Performance Information page.
The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Portfolio Profile - Banc of America Retirement 2040 Portfolio


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.
Please visit www.bancofamericafunds.com for daily and most recent month-end performance updates.

  Summary

  Total return as of 10/31/06


                                           [GRAPHIC] +13.40%
                                                     Class A shares


                                           [GRAPHIC] +13.50%
                                                     Class Z shares


                                           [GRAPHIC] +9.26%
                                                     S&P 500 Index


                                           [GRAPHIC] +4.72%
                                                     Lehman Brothers U.S.
                                                     Aggregate Bond Index

Summary
.. For the five-month period since the portfolio's inception through October 31,
  2006, the portfolio's Class Z shares returned 13.50%.
.. The portfolio's allocation to domestic and international equity funds aided performance during a period that generally favored equities. The portfolio's fixed income allocation also generated a positive return.
.. At the end of the period, the portfolio's allocation to equities was 95%--slightly higher than at the beginning of the period. The remaining 5% was allocated to fixed income funds and cash.

Portfolio Management
Vikram Kuriyan, Ph.D., managed the portfolio from its inception in June, 2006 until August, 2006 and has co-managed the Portfolio since August, 2006. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Anwiti Bahuguna, Ph.D., has co-managed the portfolio since August, 2006.
Ms. Bahuguna is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

Investment Portfolio - Banc of America Retirement 2040 Portfolio, October 31,
2006


Investment Companies (a) - 183.2%                             Shares Value ($)
    Columbia Acorn International, Class Z                        146     5,928
    Columbia Cash Reserves, Capital Class Shares               3,042     3,042
    Columbia Large Cap Enhanced Core Fund, Class Z             2,957    43,205
    Columbia Large Cap Value Fund, Class Z                     1,118    16,673
    Columbia Marsico Focused Equities Fund, Class Z              859    18,113
    Columbia Mid Cap Growth Fund, Class Z                        466    12,014
    Columbia Mid Cap Value Fund, Class Z                         719    10,570
    Columbia Multi-Advisor International Equity Fund, Class Z  1,375    23,132
    Columbia Small Cap Growth Fund II, Class Z                   373     5,488
    Columbia Small Cap Value Fund II, Class Z                    553     7,576
    Columbia Total Return Bond Fund, Class Z                     373     4,587
    --------------------------------------------------------- ------ ---------
    Total Investment Companies
     (Cost of $143,178)                                                150,328

    --------------------------------------------------------- ------ ---------
    Total Investments - 183.2%
     (Cost of $143,178)(b)                                             150,328

    --------------------------------------------------------- ------ ---------
    Other Assets & Liabilities, Net - (83.2)%                          (68,249)

    --------------------------------------------------------- ------ ---------
    Net Assets - 100.0%                                                 82,079

                              Notes to Investment Portfolio:
                           (a)Mutual funds registered under the Investment
                              Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC, or one of its affiliates.
                           (b)Cost for federal income tax purposes is $144,132.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities -  Banc of America Retirement 2040 Portfolio

October 31, 2006

                                                                          $
 Assets                Affiliated investments, at cost                 143,178

                       Affiliated investments, at value                150,328
                       Receivable for:
                        Dividends                                           27
                       ----------------------------------------------- -------
                       Total Assets                                    150,355

 Liabilities           Expense reimbursement due to Investment Advisor  15,833
                       Payable for:
                        Investments purchased                               29
                        Investment advisory fee                              6
                        Transfer agent fee                                 187
                        Pricing and bookkeeping fees                     3,995
                        Trustees' fees                                   3,958
                        Audit fee                                       19,700
                        Distribution and service fees                       17
                        Legal fee                                       15,000
                        Reports to shareholders                          8,914
                        Chief compliance officer expenses                  279
                       Other liabilities                                   358
                       ----------------------------------------------- -------
                       Total Liabilities                                68,276

                       ----------------------------------------------- -------
                       Net Assets                                       82,079

 Net Assets Consist of Paid-in capital                                  73,912
                       Undistributed net investment income                 996
                       Accumulated net realized gain                        21
                       Net unrealized appreciation on investments        7,150
                       ----------------------------------------------- -------
                       Net Assets                                       82,079

 Class A               Net assets                                       11,341
                       Shares outstanding                                1,000
                       Net asset value per share                         11.34

 Class C               Net assets                                       11,306
                       Shares outstanding                                1,000
                       Net asset value per share                         11.31

 Class R               Net assets                                       11,331
                       Shares outstanding                                1,000
                       Net asset value per share                         11.33

 Class Z               Net assets                                       48,101
                       Shares outstanding                                4,237
                       Net asset value per share                         11.35

                                See Accompanying Notes to Financial Statements.

Statement of Operations -  Banc of America Retirement 2040 Portfolio

For the Period Ended October 31, 2006

                                                                                                    ($)(a)
Investment Income                   Dividends from affiliates                                         1,094

Expenses                            Investment advisory fee                                              23
                                    Distribution fee:
                                     Class C                                                             32
                                     Class R                                                             21
                                    Service fee:
                                     Class A                                                             11
                                     Class C                                                             11
                                    Transfer agent fee                                                  220
                                    Pricing and bookkeeping fees                                     20,007
                                    Trustees' fees                                                    6,454
                                    Audit fee                                                        20,950
                                    Registration fees                                                 8,702
                                    Legal fees                                                       14,999
                                    Reports to shareholders                                          11,120
                                    Chief compliance officer expenses                                 1,685
                                    Other expenses                                                    3,654
                                    --------------------------------------------------------------- -------
                                    Total Expenses                                                   87,889
                                    Fees and expenses waived or reimbursed by Investment Advisor    (87,791)
                                    --------------------------------------------------------------- -------
                                    Net Expenses                                                         98

                                    --------------------------------------------------------------- -------
                                    Net Investment Income                                               996

Net Realized and Unrealized Gain on
Investments                         Net realized gain on affiliated investments                          21
                                    Net change in unrealized appreciation on affiliated investments   7,150
                                    --------------------------------------------------------------- -------
                                    Net Gain                                                          7,171

                                    --------------------------------------------------------------- -------
                                    Net Increase Resulting from Operations                            8,167



(a)The Portfolio commenced operations on June 1, 2006.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets -  Banc of America Retirement 2040 Portfolio


                                                                                       Period Ended
                                                                                       October 31,
Increase in Net Assets                                                                 2006 ($)(a)
Operations             Net investment income                                                    996
                       Net realized gain on affiliated investments                               21
                       Net change in unrealized appreciation on affiliated investments        7,150
                       --------------------------------------------------------------- ------------
                       Net Increase Resulting from Operations                                 8,167

Share Transactions     Class A:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class C:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class R:
                        Subscriptions                                                        10,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         10,000

                       Class Z:
                        Subscriptions                                                        43,912
                       --------------------------------------------------------------- ------------
                        Net Increase                                                         43,912
                       Net Increase from Share Transactions                                  73,912

                       --------------------------------------------------------------- ------------
                       Total Increase in Net Assets                                          82,079

Net Assets             Beginning of period                                                       --
                       End of period                                                         82,079
                       Undistributed net investment income at end of period                     996
                       --------------------------------------------------------------- ------------

Changes in Shares      Class A:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class C:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class R:
                        Subscriptions                                                         1,000
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          1,000

                       Class Z:
                        Subscriptions                                                         4,237
                       --------------------------------------------------------------- ------------
                        Net Increase                                                          4,237

(a)The Portfolio commenced operations on June 1, 2006.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2040 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class A Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.19
          Net realized and unrealized gain on investments    1.15
                                                          -------
          Total from Investment Operations                   1.34

          Net Asset Value, End of Period                  $ 11.34
          Total return (d)(e)(f)                            13.40%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.35%
          Net investment income (c)(g)                       4.53%
          Waiver/reimbursement (g)                         372.12%
          Portfolio turnover rate (f)                          38%
          Net assets, end of period (000's)               $    11

(a)Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights -  Banc of America Retirement 2040 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class C Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.16
          Net realized and unrealized gain on investments    1.15
                                                          -------
          Total from Investment Operations                   1.31

          Net Asset Value, End of Period                  $ 11.31
          Total return (d)(e)(f)                            13.10%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    1.10%
          Net investment income (c)(g)                       3.75%
          Waiver/reimbursement (g)                         372.12%
          Portfolio turnover rate (f)                          38%
          Net assets, end of period (000's)               $    11

(a)Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2040 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class R Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.18
          Net realized and unrealized gain on investments    1.15
                                                          -------
          Total from Investment Operations                   1.33

          Net Asset Value, End of Period                  $ 11.33
          Total return (d)(e)(f)                            13.30%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.60%
          Net investment income (c)(g)                       4.28%
          Waiver/reimbursement (g)                         372.12%
          Portfolio turnover rate (f)                          38%
          Net assets, end of period (000's)               $    11

(a)Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

Financial Highlights - Banc of America Retirement 2040 Portfolio

Selected data for a share outstanding throughout the period is as follows:

                                                          Period Ended
                                                          October 31,
          Class Z Shares                                  2006 (a)
          Net Asset Value, Beginning of Period            $ 10.00

          Income from Investment Operations:
          Net investment income (b)(c)                       0.18
          Net realized and unrealized gain on investments    1.17
                                                          -------
          Total from Investment Operations                   1.35

          Net Asset Value, End of Period                  $ 11.35
          Total return (d)(e)(f)                            13.50%

          Ratios to Average Net Assets/Supplemental Data:
          Expenses (g)(h)                                    0.10%
          Net investment income (c)(g)                       4.26%
          Waiver/reimbursement (g)                         372.12%
          Portfolio turnover rate (f)                          38%
          Net assets, end of period (000's)               $    48

(a)Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)Total return at net asset value.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Does not include expenses of the Underlying Funds in which the Portfolio invests.

                                See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Banc of America Retirement 2040 Portfolio, October 31, 2006


Note 1. Organization
Banc of America Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Information presented in these financial statements pertains to the Banc of America Retirement 2040 Portfolio (the "Portfolio").

Investment Goal
The Portfolio seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The objective will reflect a decreasing emphasis on capital growth and an increasing emphasis on income as time passes.

The Portfolio invests in Class Z shares of other equity and fixed income funds advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates. The Portfolio may also invest in Capital Class shares of money market funds advised by Columbia. The equity, fixed income and money market funds in which the Portfolio invests are collectively referred to as the "Underlying Funds". The Underlying Funds represent a variety of investment objectives and investment styles. The Portfolio's asset mix will become gradually more conservative as time passes, both leading up to and particularly after the year 2040.

Financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio's financial statements. These financial statements are available on the Columbia Funds website at www.columbiafunds.com.

Portfolio Shares
The Portfolio is authorized to issue an unlimited number of shares without par value. The Portfolio offers four classes of shares: Class A, Class C, Class R and Class Z shares, which are each offered continuously at net asset value. Each share class has its own expense structure. The Portfolio commenced operations on June 1, 2006.

Class A, Class C and Class R shares are available only to eligible group retirement plans. Class Z shares are available to eligible group retirement plans as well as to certain other investors. Class A shares of the Portfolio are designed for group retirement plans with $10 million to $50 million in aggregate plan assets. Class C shares of the Portfolio are designed for group retirement plans with less than $1 million in aggregate plans assets. A group retirement plan may not purchase more than $1 million of Class C shares. Class R shares of the Portfolio are designed for group retirement plans with $1 million to $10 million in aggregate plans assets. Class Z shares of the Portfolio are designed for group retirement plans with greater than $50 million in aggregate plan assets and are also available to certain clients of Banc of America Investment Services, Inc. purchasing through self-directed brokerage and individual retirement plans.

Note 2. Significant Accounting Policies
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation
Investments in the Underlying Funds are valued at the net asset value of the shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Portfolio's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Banc of America Retirement 2040 Portfolio, October 31, 2006



Expenses
General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently.
The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status
The Portfolio intends to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. As of October 31, 2006, the Portfolio did not have any reclassifications.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                   Ordinary      Long-term     Net Unrealized
                   Income        Capital Gains Appreciation*
                   $1,587        $385          $6,196

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at October 31, 2006, based on cost of investments for federal income tax purposes was:

                      Unrealized appreciation     $6,261
                      Unrealized depreciation        (65)
                      Net unrealized appreciation $6,196

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption.
This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Portfolio's average daily net assets.

Banc of America Retirement 2040 Portfolio, October 31, 2006



Administration Fee
Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Bank & Trust Company ("State Street"). The total fees payable under the pricing and bookkeeping agreement are equal to the fees payable to State Street.

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the period ended October 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 84.80% of the Portfolio's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period ended October 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.93% of the Portfolio's average daily net assets.

Distribution and Shareholder Servicing Fees
Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio's shares.

The Trust has adopted a combined distribution and shareholder servicing plan for Class A shares, distribution plans for the Class C and Class R shares, and a shareholder servicing plan for Class C shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect as a percentage of average daily net assets are as follows:

                                                  Annual Fee Rate
               Class A Combined Distribution and
                Shareholder Servicing Plan             0.25%
               Class C Distribution Plan               0.75%
               Class C Shareholder Servicing Plan      0.25%
               Class R Distribution Plan               0.50%

Banc of America Retirement 2040 Portfolio, October 31, 2006



Fees Paid to Officers and Trustees
All officers of the Trust, with the exception of the Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

Other
Columbia provides certain services to the Portfolio related to Sarbanes-Oxley compliance. For the period ended October 31, 2006, the Portfolio paid $878 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Expense Limits and Fee Waivers
Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2008, so that total annual operating expenses (excluding investment advisory, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually of the Portfolio's average net assets. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2008.

Note 5. Portfolio Information
For the period ended October 31, 2006, the cost of purchases and proceeds from sales of securities were $176,397 and $32,955, respectively.

Note 6. Shares of Beneficial Interest
As of October 31, 2006, 55.3% of the Portfolio's outstanding shares were owned by an affiliate of BOA. Also, the Portfolio had one shareholder, over whose account Bank of America or its affiliates did not have investment discretion, which held 26.3% of the shares outstanding. Subscription and redemption activity of these shareholders may have a significant effect on the operations of the Portfolio.

Note 7. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings may be used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. For the period ended October 31, 2006, the Portfolio did not borrow under this agreement.

Note 8. Disclosure of Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds
Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

Banc of America Retirement 2040 Portfolio, October 31, 2006



The officers and Trustees of the Trust also serve as officers and Trustees of certain of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings
Banc of America Funds are not a party to any regulatory proceedings or litigation. However, on February 9, 2005, Banc of America Capital Management, LLC (now known as Columbia Management Advisors LLC (the "Adviser")) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc. (the "Distributor")) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"), Columbia Funds Series Trust (formerly known as Nations Funds Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action. The MDL is ongoing.

Banc of America Retirement 2040 Portfolio, October 31, 2006



On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Columbia Funds (former Nations Funds) shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. On December 28, 2005, the same plaintiffs' attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Nations Funds Trust filed a motion to dismiss this complaint on May 19, 2006, but the Court has not yet ruled on the motion. On February 22, 2006, another putative class action asserting similar causes of action (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiff agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006.

Report of Independent Registered Public Accounting Firm


To the Trustees of Banc of America Funds Trust and the Shareholders of Banc of America Retirement 2040 Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banc of America Retirement
2040 Portfolio (the "Portfolio") (a series of Banc of America Funds Trust) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the transfer agent of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2006

Unaudited Information - Banc of America Retirement 2040 Portfolio


Federal Income Tax Information
For the fiscal year ended October 31, 2006, the Fund designates long-term capital gains of $385.

Matters Submitted to Shareholders
On May 31, 2006, in lieu of a meeting, the sole shareholder of beneficial interest of the series of the Trust consented and agreed to resolutions regarding certain organizational matters. First, it was unanimously approved that Edward J. Boudreau, Jr., William P. Carmichael, William A. Hawkins,
R. Glenn Hilliard and Minor M. Shaw each be elected to be a Trustee of the Board of the Trust. Second, it was unanimously approved that the investment advisory agreement between the Trust and Columbia be approved. Third, it was unanimously approved that the shareholder servicing and distribution plan on behalf of Class A shares, the distribution plan on behalf of Class C and Class R shares, and the servicing plan on behalf of Class C shares be approved. Last, it was unanimously approved that Columbia would have the authority to hire and replace investment sub-advisors and to modify investment sub-advisory agreements on behalf of the Trust, without shareholder approval.

Fund Governance - Banc of America Retirement 2040 Portfolio


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Columbia Funds Complex overseen by each Trustee and other directorships they hold are shown below. All Trustees are not "interested" as such term is defined in the 1940 Act.

  Independent Trustees

Name, address and age,            Principal occupation(s) during the past five years,
Position with the Trust,          Number of portfolios in the Funds Complex overseen,
Year first elected or appointed   Other directorships held
to office

Edward J. Boudreau (Born 1944)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Managing Director, E.J. Boudreau & Associates
Advisors, LLC                     (consulting), through present. Oversees 73. None
One Financial Center
Boston, MA 02111
Trustee (since 2006)

William P. Carmichael (Born 1943)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Trustee and Chairman of the Board; retired. Oversees
Advisors, LLC                     73. Cobra Electronics Corporation (electronic
One Financial Center              equipment manufacturers); Spectrum Brands, Inc.
Boston, MA 02111                  (batteries); Simmons Company (bedding); The Finish
Trustee and Chairman of the Board Line (Apparel)
(since 2006)

William A. Hawkins (Born 1942)
-----------------------------------------------------------------------------------------
c/o Columbia Management           President, Retail Banking- IndyMac Bancorp, Inc., from
Advisors, LLC                     September 1999 to August 2003; Retired. Oversees 73.
One Financial Center              None
Boston, MA 02111
Trustee (since 2006)

R. Glenn Hilliard (Born 1943)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Chairman and Chief Executive Officer, Hilliard Group
Advisors, LLC                     LLC (investing and consulting), from April 2003
One Financial Center              through present; Chairman and Chief Executive Officer,
Boston, MA 02111                  ING Americas, from 1999 to April 2003; and
Trustee (since 2006)              Non-Executive Chairman, Conseco, Inc. (insurance),
                                  from September 2004 through present. Oversees 73.
                                  Conseco, Inc. (insurance); Alea Group Holdings
                                  (Bermuda), LTD. (insurance)

Minor M. Shaw (Born 1947)
-----------------------------------------------------------------------------------------
c/o Columbia Management           President, Micco Corporation and Mickel Investment
Advisors, LLC                     Group, through present. Oversees 73. Piedmont Natural
One Financial Center              Gas
Boston, MA 02111
Trustee (since 2006)

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 800-426-3750.

Banc of America Retirement 2040 Portfolio



  Officers

Name, address and age,                Principal occupation(s) during past five years
Position with funds,
Year first elected or appointed
to office

Christopher L. Wilson (Born 1957)
---------------------------------------------------------------------------------------------
One Financial Center                  Head of Mutual Funds of the Advisor since August,
Boston, MA 02111                      2004; Managing Director of the Advisor since
President (since 2006)                September, 2005; President and Chief Executive
                                      Officer, CDC IXIS Asset Management Services, Inc.
                                      (investment management) from September, 1998 to
                                      August, 2004.

James R. Bordewick, Jr. (Born
1959)
---------------------------------------------------------------------------------------------
One Financial Center                  Associate General Counsel, Bank of America since
Boston, MA 02111                      April, 2005; Senior Vice President and Associate
Senior Vice President,                General Counsel, MFS Investment Management (investment
Secretary and Chief Legal             management) prior to April, 2005.
Officer (since 2006)

J. Kevin Connaughton (Born 1964)
---------------------------------------------------------------------------------------------
One Financial Center                  Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President,
Chief Financial Officer and Treasurer
(since 2006)

Mary Joan Hoene (Born 1949)
---------------------------------------------------------------------------------------------
100 Federal Street                    Senior Vice President and Chief Compliance Officer of
Boston, MA 02110                      various funds in the Fund Complex; Partner, Carter,
Senior Vice President and             Ledyard & Milburn LLP (law firm) from January, 2001 to
Chief Compliance Officer              August, 2004.
(since 2006)

Michael G. Clarke (Born 1969)
---------------------------------------------------------------------------------------------
One Financial Center                  Director of Fund Administration of the Advisor since
Boston, MA 02111                      January, 2006; Managing Director of the Advisor
Chief Accounting Officer and          September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2006)      Administration June, 2002 to September, 2004. Vice
                                      President Product Strategy and Development from
                                      February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
---------------------------------------------------------------------------------------------
One Financial Center                  Director of Fund Administration of the Advisor since
Boston, MA 02111                      January, 2006; Fund Controller from October 2004 to
Deputy Treasurer (since 2006)         January 2006; Vice President of CDC IXIS Asset
                                      Management Services, Inc. (investment management) from
                                      August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
---------------------------------------------------------------------------------------------
One Financial Center                  Director of Fund Administration of the Advisor since
Boston, MA 02111                      January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)         Treasurer from November, 2004 to December, 2005;
                                      Director of Trustee Administration (Sarbanes-Oxley)
                                      from May, 2003 to October, 2004; Senior Audit Manager,
                                      PricewaterhouseCoopers (independent registered public
                                      accounting firm) from July, 2000 to April, 2003.

Banc of America Retirement 2040 Portfolio


Name, address and age,          Principal occupation(s) during past five years
Position with funds,
Year first elected or appointed
to office

 Ty S. Edwards (Born 1966)
---------------------------------------------------------------------------------------
 One Financial Center           Director of Fund Administration of the Advisor since
 Boston, MA 02111               January, 2006; Vice President of the Advisor since
 Deputy Treasurer (since 2006)  2002; Assistant Vice President and Director, State
                                Street Corporation (financial services) prior to 2002.

 Barry S. Vallan (Born 1969)
---------------------------------------------------------------------------------------
 One Financial Center           Vice President-Fund Treasury of the Advisor since
 Boston, MA 02111               October, 2004; Vice President-Trustee Reporting from
 Controller (since 2006)        April, 2002 to October, 2004; Management Consultant,
                                PricewaterhouseCoopers (independent registered public
                                accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory Agreement


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Banc of America Funds Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Banc of America Retirement 2040 Portfolio. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The portfolio identified above is referred to as the "Portfolio."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses
The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio's performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. ("Lipper") to be most similar to the Portfolio (the "Peer Group") and to the median expenses of a broader universe of relevant funds as determined by Lipper (the "Universe"). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

Investment Advisory Fee Rate
The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Portfolio's Peer Group.

The Board engaged in further review of the Portfolio because the Net Advisory Rate was appreciably outside the median range of the Portfolio's Peer Group. However, the Board noted other factors, including that the total expense ratio of the Portfolio was lower than the median total expense ratio of its Peer Group and Universe, that outweighed this factor. The Board also noted the small size of the Peer Group and Universe for the Portfolio and that its structure as a fund of funds made such comparisons less useful.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Portfolio appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability
Because the Portfolio commenced operation in June, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services to the Portfolio are not unreasonable.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale would be shared fairly with Portfolio shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA
The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Portfolio. Such benefits could include, among others, benefits attributable to CMA's relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolio and other clients.

Conclusion
After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by
Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"/1/) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Principal Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies
8.Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their non-subadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds
14.CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale
15.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
17.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits
18.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.Profitability generally increases with asset size. Small funds are typically unprofitable.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses
3.Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale
4.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees
6.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability
7.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION
The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses;

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts was of great benefit to the preparation of the evaluation.

Banc of America Funds

                  Banc of America Retirement 2005 Portfolio

                  Banc of America Retirement 2010 Portfolio

                  Banc of America Retirement 2015 Portfolio

                  Banc of America Retirement 2020 Portfolio

                  Banc of America Retirement 2025 Portfolio

                  Banc of America Retirement 2030 Portfolio

                  Banc of America Retirement 2035 Portfolio

                  Banc of America Retirement 2040 Portfolio

Important Information About This Report

Banc of America Retirement 2040 Portfolio

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-322-8222

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

The Portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-322-8222 and additional reports will be sent to you.

This report has been prepared for shareholders of Banc of America Retirement 2040 Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Portfolio and with the most recent copy of the Banc of America Funds portfolios Performance Update.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies and a copy of the Portfolio's voting records are available (i) at www.bancofamericafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 1-month period ended June 30 is available from the SEC's website. Information regarding how the Portfolio voted proxies relating to portfolio securities is also available from the Portfolio's website.

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Banc of America Funds ("the portfolios") are distributed by Columbia Management Distributors, Inc. (CMDI), member NASD and SIPC. Columbia Management Advisors, LLC (CMA), an SEC-registered investment adviser, or one of its affiliates is the investment advisor to the portfolios. CMDI and CMA are part of Columbia Management, the investment management division of Bank of America Corporation. These entities and certain of their affiliates receive compensation for the investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services they provide to the portfolios and the underlying Columbia funds and may be compensated in connection with the sale of the portfolios.
Columbia Management Advisors, LLC (the Advisor) or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, the Advisor is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.
Banc of America Investment Services, Inc. is a registered broker-dealer, member NASD and SIPC, and a non-bank subsidiary of Bank of America, N.A. BAI offers other mutual funds similar to the portfolios. The portfolios may or may not have the same returns, fees or net expense ratio as other mutual funds. Risks vary by fund family and fund manager. BAI Self-Directed Investing does not offer advice or make particular investment recommendations. For more information on all mutual funds available through BAI self-directed investing, please visit the View all funds area on the mutual funds section on www.baisidirect.com.

Banc of America Retirement 2040 Portfolio

Annual Report - October 31, 2006


(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/114852-1006 (12/06) 06/32392

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is "independent" (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eight series of the registrant whose reports to stockholders are included in this annual filing. The portfolios commenced operations on June 1, 2006. Accordingly, the fee information for fiscal year ended October 31, 2006 is for a five month period and there is no comparative information for fiscal year ended October 31, 2005.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2006 and October 31, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $138,000                     $0

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2006 also includes Audit Fees related to the initial audit of the financial statements for the portfolios.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2006 and October 31, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                         $0                        $0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended October 31, 2006 and October 31, 2005, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2006 and October 31, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                         $0                        $0

Tax Fees consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended October 31, 2006 and October 31, 2005, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2006 and October 31, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                         $0                        $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2006 and October 31, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $505,500                     $0

All Other Fees billed in fiscal year 2006 represent fees for internal control reviews of the registrant's investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement relates directly to the operations and financial reporting of the registrant.

   The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively "Fund-related Adviser Services"); and
(iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

   Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

   The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

                                     *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended October 31, 2006 and October 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2006 and October 31, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $505,500                     $0

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  Banc of America Funds Trust
              -------------------------------------------

By (Signature and Title) /s/ Christopher L. Wilson
                         --------------------------------
                         Christopher L. Wilson, President

Date  December 21, 2006
      ---------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Christopher L. Wilson
                              --------------------------------
                              Christopher L. Wilson, President

Date  December 21, 2006
      -------------------------------------------------------

By (Signature and Title)      /s/ J. Kevin Connaughton
                              --------------------------------
                              J. Kevin Connaughton, Treasurer

Date  December 21, 2006
      -------------------------------------------------------